                              SPECIAL COMMITTEE PACKAGE
                     FOR JUNE 24, 1998 CONFERENCE CALL (4:00 EST)


                                  TABLE OF CONTENTS




SECTION:

     1.   EXECUTIVE SUMMARY


     2.   TRANSACTION SUMMARY AND RISK ASSESSMENT

          Exhibit I      -    Transaction Graphic
          Exhibit II     -    Pre-Transaction Features
          Exhibit III    -    Post-Transaction Features
          Exhibit IV     -    Pre/Post Transaction Analysis
          Exhibit V      -    Stockholder Listing

     3.   FORM OF FAIRNESS OPINION


     4.   AT&T DIAL-IN INFORMATION

                                1.  EXECUTIVE SUMMARY


The subject transaction is detailed in the proposed Agreement and Plan of Merger, dated as of _____________, 1998 the ("Merger Agreement"). The Merger Agreement between the Independent Agency for Life Insurance ("IRA" or the "Company"), and First Command Financial Corporation ("First Command") sets forth the principal terms of the transaction. The Merger Agreement provides for, among other things: 1) a merger of the Company into First Command (the "Merger"); 2) the simultaneous exchange of the voting stock of First Command for the Class A Voting Common Stock, par value $0.10 per share ("Class A Stock"), of the Company; 3) the simultaneous exchange of cash for the Class B Non-Voting Common Stock, par value $0.02 per share ("Class B Stock"), of the Company held by Class B stockholders, and not by Class A stockholders; 4) the simultaneous conversion of the Class B Stock held by the Class A stockholders into cash or an equivalent amount of Surviving Corporation Non-Voting Stock (as defined in the Company's proxy statement); and 5) conversion of the Company's corporate status from C Corporation to S Corporation. Prior to the Merger, the Company plans to create a stock incentive plan for agents and employees. Subsequent to the Merger, the Surviving Corporation plans to issue stock appreciation rights ("SARs") and dividend equivalent rights ("DERs") through its Mission Accomplishment Plan ("MAP") to those Class B stockholders of the Company who are still agents or employees at the time of such issuance (hereafter collectively referred to as the "Transaction").

The C&L engagement team has performed, or is currently undertaking, the following:


     1) Interviews with management (President, CEO, CFO, General Counsel, Director of Agent Relations), Agents, and the Special Committee formed to review transaction.

     2) Analysis of historical financial and operating performance of the Company including a discussion of agency specific and consolidated performance trends.

     3) An analysis of the components of the aggregate consideration to be received/exchanged in connection with the Transaction.

     4) A qualitative analysis of what the Class A and Class B stockholders of the Company give up and receive (including management's representations regarding the award of SAR's and DER's) as a result of the Transaction.

     5) Industry analysis including market share, demographic analysis, and projected market growth.

     6)   A review of insurance sales regulation and related regulatory issues.

     7) An analysis of future estimated cash flow streams to Class B stockholders under two scenarios as follows: 1) Status Quo, and 2) Post Transaction. Analysis targeted Class B shares held by
          Class B stockholders only, Class B shares held by

          Class A stockholders, and Class A shares incorporating 2 yr, 5 yr, 10 yr, and 20 yr, holding period assumptions.

     8) Performed a discounted cash flow analysis utilizing modified financial projections provided by Company management. DCF was sensitized for discount rate (WACC) and growth rates. Value indications were not impacted for marketability or share restriction considerations.

     9) A comprehensive guideline company search which yielded a very limited set of comparables from which to develop meaningful market multiples. Nevertheless, we did review and analyze the financial and operating characteristics of the limited guideline company portfolio with a view towards identifying any meaningful parameters/operating statistics.

     10) A comprehensive comparable transaction search which yielded a very limited set of comparable transactions from which to develop meaningful transaction multiples. Nevertheless, we did review and analyze the limited transaction data with a view towards identifying any meaningful parameters/operating statistics.

     11) Analysis of prior litigation involving stockholders of the Company HUGENBERG V. INDEPENDENT AGENCY FOR LIFE INSURANCE RESEARCH.

Based upon our review, it is the opinion of the engagement team that the Transaction, as described, is fragile in both form and structure. The Company is unique and has no peers that we could identify. Although the Company's structure and dedication to its founder's mission has had a direct impact on our ability to demonstrate the financial fairness of this transaction using traditional market, cost, and income based methodologies, qualitative and quantitative analysis of the pre- and post-transaction treatment of the existing stockholder base and other factors considered by the engagement team do provide a basis for a determination that the Transaction is fair, from a financial point of view.

                     2.  TRANSACTION SUMMARY AND RISK ASSESSMENT


IRA is a C-Corporation registered in Fort Worth, Texas. The Company is dedicated to providing, directly and indirectly through subsidiaries and independent agents, life insurance and related insurance products to United States military personnel, whether on duty or retired.

In order to reduce tax exposure and avoid the costs of being a SEC registrant, the Company is planning to transform from a C-Corporation to an S-Corporation. In order to be eligible as an S-Corporation, the company must have only one class of stock and less than [35] shareholders.

At present, IRA hardly meets these requirements as there exists two classes of stock, the Class A voting stock and the Class B non voting stock, with 14 Class A shareholders and 535 Class B shareholders. (See shareholder list in Exhibit VI to this section)

In order to meet the requirements for S-Corporation status, the Board of Directors of the Company prepared the following plan, to be submitted to the shareholders for approval.

This "going private" plan includes the following steps:

     -    Merger between IRA and First Command.

     - Redemption of Class B stock owned by Class B only shareholders for cash.

     - Conversion of the Class A shares of IRA into the voting stock of the Surviving Corporation.

     -    Conversion of the Class B shares of IRA owned by Class
          A and B shareholders into non-voting stock of the Surviving
          Corporation.

This plan will allow the Surviving Corporation, which is to be renamed IRA upon the completion of the merger, to have less than [35] shareholders and only one class of stock.

The Surviving Corporation, First Command, is a newly formed S Corporation whose initial purpose was to build, own and operate a parking garage adjacent to the USPA & IRA building. After completion of the merger, this activity will be transferred to a to be created subsidiary. First Command capital stock is formed of 1,000 shares owned equally by 4 shareholders, all Directors of IRA. As a result of the merger, these 1,000 shares will be converted into 40 non-voting shares of the surviving corporation.

IRA has, at present, 521 Class B only shareholders owning 567,102 Class B shares out of the existing 957,558. Under the planned transaction, these shares are to be redeemed for cash at a price of $28.24 per share.

This price, as settled by the Board of Directors of IRA, is consistent with the Company's past history of Class B Stock price determination.

As there never existed, and will hardly exist in the future, an organized market for IRA Class A or B shares, following either legal restrictions under the Texas Business Corporation Act or contractual limitations to marketability under the shareholders' agreements to be signed by both Class A and B shareholders upon acquiring shares.

Contractually, at the discretion of management, the Company's stock price has been historically sat at book value, the computing method being unmodified since the creation of the Class B stock.

The Class B Stock has been created in order to reward key employees and allow them the opportunity to share the Company's growth through dividends and stock appreciation. In order to maintain such an incentive under the new organization, the Board of Directors of IRA intends to implement a "phantom stock plan" dedicated to the same objectives as the Class B stock.

Under this plan, called the Mission Accomplishment Plan (MAP), the Company will be able to grant key employees MAP units, composed each of a Stock Appreciation Right (SAR) and a Dividend Equivalent Right (DER).

These MAP units will then replicate Class B stock allowing employees to benefit from stock price increases and dividend payments.

As stated in the Proxy statement issued by the Company, it is expected that each Class B shareholder will receive, upon completion of the merger, a number of MAP units, issued by the Surviving Corporation, equal to the number of Class B shares owned before the planned transaction.

Therefore, Class B only shareholders are due to receive, upon completion of the merger, a total consideration of $28.24 and 1 MAP unit, composed of 1 SAR and 1 DER, per Class B share of IRA as of the date of record for the Merger.

Upon completion of the merger, each Class A shareholder of IRA will receive 5 voting shares of the Surviving Corporation per Class A share of IRA. The Surviving Corporation will therefore have 125 voting shares owned by the 14 Class A shareholders of IRA.

The new voting shares will be roughly identical to the Class A shares with the exception of the elimination of some rights provided by the Payne Family shareholder agreement in order to comply with the one class of stock obligation. Moreover, voting stocks will now be entitled to receive dividends.

The 390,456 Class B shares owned by Class A shareholders of IRA will be exchanged for the same number of non voting shares of the Surviving Corporation, provided that no Class A shareholder elects the Class B cash consideration. The Class A shareholders will also receive one MAP unit per share of Class B Stock owned.

In order to compensate Class A shareholders for not receiving any cash consideration for their Class B stock, a special dividend will be paid to them annually based on the performance of the Company. This special dividend is intended to be competitive with any proceeds the Class B only shareholders would normally receive by reinvesting their cash proceeds, and is currently 8.0% per annum.

The redemption price of the voting and non voting stock of the Surviving Corporation is to be fixed at $28.24 per share.

Thus, upon completion of the Merger, the Surviving Corporation, to be renamed IRA, will have the following capital stock (assuming no Class A stockholders elect cash for their Class B Stock)

     -    125 voting shares owned by 14 shareholders.

     - 390,496 non voting shares owned by 14 shareholders (390,456 former Class B shares and 40 former First Command shares).

Moreover, 947,608 MAP units will have been issued to former Class B shareholders and more than $16 million paid to redeem Class B shares owned by Class B only shareholders.

In the future, the Company intends to issue, at the Board of Directors' discretion, new MAP units in a manner consistent with the historical method used in Class B stock issuance.

                                   RISK ASSESSMENT

During the course of this engagement, we reviewed the situation risk analysis guidelines contained in the Appendix of the December 22, 1994 fairness opinion policy guide. Based upon our review, we have identified the following issues which we believe should be brought to the attention of the fairness opinion committee:

     - The structure of the Transaction is almost exclusively driven by the need to preserve and protect S-Corporation status.

     - As a result of the Transaction, Class B stockholders will no longer be able to vote on material corporate actions (e.g., sale or liquidation).

     - The current form of the MAP has no mechanism to permit former Class B stockholders to share in any tender offer/acquisition premium that may ultimately be paid above $28.24 per share for the Company.

     - The Company's ability to attain and preserve S-Corporation status is, as always, questionable.

     - Stock price appreciation (as determined under the provisions of relevant sections of the stockholder agreement with Class B stockholders) was formerly taxed at federal capital gains rate (20.0%), but will, under MAP, be taxed as ordinary income (39.6%).

     - Payne family Class A stockholders will no longer possess rights of first refusal on family-held Class A Stock.

     - Directors and management other than General Counsel are Class A and Class B stockholders (except Marty Durbin who only owns Class B shares).

     - Management anticipates that at least one Class A stockholder will exercise dissenters rights under Texas Business Corporation Act.

     - Independent agents are notoriously skeptical regarding changes in compensation arrangements. However, no single agency or limited group of agencies accounts for more than 5.0% of commission revenue.

     - Different treatment of shareholders within the same Class of stock exists (e.g., Class A with Class B has the option to receive cash or non-voting stock in the Surviving Corporation).

     - Our opinion assumes that the Class A stockholders and management will continue to act as stewards of the Company emphasizing fair and equitable treatment of the Company's primary asset, its agency force (e.g., distribution of MAP units (stock appreciation and dividend equivalent rights) consistent with historical allocation of Class B stock purchase opportunities and historical dividend payments).

                                      EXHIBIT I

                                   PLAN OF MERGER
                                                       Revised 6/5/9[ILLEGIBLE]


GOAL:
     To qualify for S Corporation status, there can only be one class of stock and 75 or fewer shareholders. Through a "going private" transaction, IRA will meet the qualification criteria and make an S election effective October 1, 1998.

MERGER:
     IRA will merge with FCFC. Simultaneously IRA will redeem all Class "B" stock of "B" -only shareholders for cash. All IRA Class "B" stock owned by Class "A" shareholders will be converted into non-voting stock of FCFC. All IRA Class "A" stock will be converted into FCFC voting stock. Immediately following the redemption of the IRA "B" stock it will be de-registered with the SEC. The surviving entity will retain the existing Board of Directors, officers, employees, and independent contractors. The surviving entity `will' be renamed IRA, Inc. The garage operations of FCFC will be placed in a wholly owned subsidiary of IRA. Following the merger, IRA intends to grant Mission Accomplishment Plan (MAP) units (Stock Appreciation Rights and Dividend Equivalent Rights) in the quantities equivalent to former B stock holdings to reward agents and employees.



     --------------------                                   -----------------
    |                    |                                 |                 |
    |                    |                                 |     Voting      |
 ---|    "A" Stock       | < --------------------------- > |      Stock      |--
 |  |                    |                                 |                 | |
 |   --------------------                                   -----------------  |
 |      -----------------------                    -----------------------     |
 |     |                       |                  |                       |    |
 |     |                       | < ------------ > |        Cash &         |    |
 |   --|     "B" Stock         |                  |      Non-Voting       |--  |
 |   | |                       |                  |        Stock          | |  |
 |   | |                       |                  |                       | |  |
 |   |  -----------------------                    -----------------------  |  |
 |   |                                                                      |  |
 |   |                                                                      |  |
 |  ---------------------                               ---------------------  |
 | |                     |                             |                     | |
 | |                     |                             |                     | |
  -|     IRA, Inc.       |                             |       FCFC          |-
   |                     |                             |                     |
    ---------------------                               ---------------------
              |
              |
        -----------------------------------------------------------------------
       |                        |                                              |
       |                        |                                              |
       |                        |                                              |
 -----------------       --------------          -------------------------     |
|                 |     |              |        |                         |    |
|      USPA       |     |     FCB      |        |     IRA, Alabama        |----|
|                 |     |              |        |                         |    |
 -----------------       --------------          -------------------------     |
                                                 -------------------------     |
                                                |                         |    |
                                                |     IRA, Hawaii         |----|
                                                |                         |    |
                                                 -------------------------     |
                                                 -------------------------     |
                                                |                         |    |
                                                |      IRA, Montana       |----|
                                                |                         |    |
                                                 -------------------------     |
                                                 -------------------------     |
                                                |                         |    |
                                                |      IRA, Nevada        |----|
                                                |                         |    |
                                                 -------------------------     |
                                                 -------------------------     |
                                                |                         |    |
                                                |      IRA, New York      |----|
                                                |                         |    |
                                                 -------------------------     |
                                                 -------------------------     |
                                                |                         |    |
                                                |      IRA, Wyoming       |----|
                                                |                         |
                                                 -------------------------

                                  CURRENT STRUCTURE
--------------------------------------------------------------------------------

          -------            -----------------        -----------------
       /           \        |                 |      |                 |
      /     IRA     \       |                 |      |                 |
     |      "A"      |------|   "A" Stock     | ---- |    IRA, Inc.    |
      \Shareholders /       |                 |      |                 |
       \           /        |                 |   ---|                 |
          -------            -----------------   |    -----------------
                                                 |             |
                                                 |             |
          -------            -----------------   |             |
       /           \        |                 |  |             |
      /     IRA     \       |                 |  |             |
     |      "B"      |------|   "B" Stock     |--|             |
      \Shareholders /       |                 |                |
       \           /        |                 |                |
          -------            -----------------                 |
                                                               |
                                                               |
           --------------------------------------------------------------------
          |                        |                  ----------------------   |
          |                        |                 |                      |  |
  ------------------        ---------------          |     IRA, Alabama     |--|
 |                  |      |               |         |                      |  |
 |    USPA, Inc.    |      |     FCB       |          ----------------------   |
 |                  |      |               |          ----------------------   |
 |                  |      |               |         |                      |  |
  ------------------        ---------------          |     IRA, Hawaii      |--|
                                                     |                      |  |
                                                      ----------------------   |
                                                      ----------------------   |
                                                     |                      |  |
                                                     |     IRA, Montana     |--|
                                                     |                      |  |
                                                      ----------------------   |
                                                      ----------------------   |
                                                     |                      |  |
                                                     |     IRA, Nevada      |--|
                                                     |                      |  |
                                                      ----------------------   |
                                                      ----------------------   |
                                                     |                      |  |
                                                     |     IRA, New York    |--|
                                                     |                      |  |
                                                      ----------------------   |
                                                      ----------------------   |
                                                     |                      |  |
                                                     |     IRA, Wyoming     |--|
                                                     |                      |
                                                      ----------------------

                                STRUCTURE AFTER MERGER

--------------------------------------------------------------------------------


          -------            -----------------        -----------------
       /           \        |                 |      |                 |
      /    (New)    \       |     (New)       |      |      (New)      |
     |      IRA      |------|      IRA        | ---- |    IRA, Inc.    |
      \Shareholders /       |     Stock       |      |                 |
       \           /        |                 |      |                 |
          -------            -----------------        -----------------
                                                         |
                                                         |
          --------------------------------------------------------------
         |               |                                     |         |
   ------------     -----------     ------------------------   |         |
  |            |   |           |   |                        |  |   ------------
  | USPA, Inc. |   |    FCB    |   |      IRA, Alabama      |--|  |            |
  |            |   |           |   |                        |  |  |    FCFC    |
  |            |   |           |    ------------------------   |  |   Garage   |
   ------------     -----------     ------------------------   |  |    Corp    |
                                   |                        |  |  |            |
                                   |      IRA, Hawaii       |--|  |            |
                                   |                        |  |  ------------
                                    ------------------------   |
                                    ------------------------   |
                                   |                        |  |
                                   |      IRA, Montana      |--|
                                   |                        |  |
                                    ------------------------   |
                                    ------------------------   |
                                   |                        |  |
                                   |      IRA, Nevada       |--|
                                   |                        |  |
                                    ------------------------   |
                                    ------------------------   |
                                   |                        |  |
                                   |      IRA, New York     |--|
                                   |                        |  |
                                    ------------------------   |
                                    ------------------------   |
                                   |                        |  |
                                   |      IRA, Wyoming      |--|
                                   |                        |
                                    ------------------------

                                     ----------------
                                    |                |            -------
                                    |     SARs       |         /   Agent   \
 ---------------    -----------   --|                |--      /      &      \
|               |  |           | |  |                |  |    |     Select    |
|    (New)      |--|           |-|   ----------------   |-- > \  Employees  /
|   IRA, Inc.   |  |   MAP     | |   ----------------   |      \           /
|               |  |           | |  |                |  |         --------
|               |  |           | |  |     DERs       |  |
 ---------------    -----------   --|                |--
                                    |                |
                                     ----------------

                                      EXHIBIT II

---------------------------------------
INDEPENDENT RESEARCH AGENCY
SHAREHOLDER AGREEMENTS
SUMMARY OF TERMS
PREPARED JUNE 1998
---------------------------------------

                           NON PAYNE FAMILY,                            CLASS A AND CLASS B-
                       NON-BOARD CLASS A STOCK                              PAYNE FAMILY
                    ---------------------------------------------------------------------------------------
REPURCHASE BY       At Any Time - Option of Company              Mandatory Repurchase if all Payne
COMPANY             Mandatory Repurchase when:                    family members refuse to acquire
                     1. Not a Texas Agent                         offered shares (Class A)
                     2. Not Employed by Company                  Company has right of first refusal on
                     3. Shareholder wants to Sell                 Payne (Class B) after Carroll's Death
                    Mandatory Repurchase - 12/31/2000            No Texas License triggers death clauses

PRICE               Five times the Class B Price                 Set at Discretion of Company
                    Set at Discretion of Company

TRANSFERABILITY     Not allowed to transfer pledge, assign       Other Payne family members have right
                     or otherwise encumber the stock              of first refusal (Class A)

BINDING NATURE      Binding to owners and their heirs, etc.      At death, other Paynes can acquire B
                                                                  Shares until they own 5% of Company

MISCELLANEOUS       Must be a Texas Agent                        Supersedes all Prior Agreements
                                                                 Must be a Texas Agent

ANTI-DILUTION       None                                         Payne Family as a group should own
                                                                  a minority interest by one share

LIMITATION ON       None on A Shares                             Individual can own a maximum of 5%
OWNERSHIP                                                         of the Class B Shares
                                                                 Maximum Class A ownership for Payne
                                                                  Family - 50% less one share




                             CLASS A AND CLASS B-                        NON PAYNE FAMILY,
                         MEMBER OF BOARD OF DIRECTORS                 NON-BOARD CLASS B STOCK
                    -------------------------------------------------------------------------------------
REPURCHASE BY        Mandatory Repurchase when:                   Mandatory Repurchase when:
COMPANY               1. Not a Texas Agent (A&B)                   1. Not a Texas Agent
                      2. Not a Board Member (A)                    2. Not Employed by Company
                      2. Not Employed by Company (A&B)             3. Shareholder wants to Sell
                      3. Shareholder wants to Sell (A&B)           4. Individual has >5% of B Shares


PRICE                Five times the Class B Price                 Set at Discretion of Company - Sets
                      Set at Discretion of Company                 B price for both sale and repurchase

TRANSFERABILITY      Not allowed to transfer pledge, assign       Not allowed to transfer pledge, assign
                      or otherwise encumber the stock              or otherwise encumber the stock

BINDING NATURE       Binding to owners and their heirs, etc.      Binding to owners and their heirs, etc.

MISCELLANEOUS        Applies to Current & Future Stock            Applies to Current & Future Stock
                     Must be a Texas Agent                        Must be a Texas Agent

ANTI-DILUTION        None                                         None


LIMITATION ON        Individual can own a maximum of 5%           Individual can own a maximum of 5%
OWNERSHIP             of the Class B Shares                        of the Class B Shares
                     None on A Shares

                                     EXHIBIT III

1987 through 1997. No dividends have been declared on Class A Stock. See "MARKET PRICE DATA, DIVIDENDS AND SECURITY OWNERSHIP OF IRA COMMON STOCK."

     Holders of common stock do not have preemptive rights to subscribe to any additional shares issued by the Company. In the event of liquidation, all holders of common stock are entitled to share pro rata in any distribution of the Company's assets after payment of liabilities.


                DESCRIPTION OF THE SURVIVING CORPORATION CAPITAL STOCK


GENERAL

     The following is a summary of certain of the rights and privileges that, after the Effective Time, will pertain to the stock of the Surviving Corporation. For a full description of such stock, reference is made to the Articles of Incorporation, as proposed to be amended by the Merger Agreement, and the Bylaws of the Surviving Corporation, a copy of which are attached hereto as Annex E.

[COMMON STOCK

     Following the Merger, the Surviving Corporation will be authorized by its Articles of Incorporation, as amended, to issue an aggregate of 10,000 shares of Surviving Corporation Voting Stock and an aggregate of 10,000,000 shares of Surviving Corporation Nonvoting Stock.

     The holders of Surviving Corporation Voting Stock will be entitled to one vote per share on all matters submitted for action by the shareholders. Accordingly, the holders of more than 50% of the shares of Surviving Corporation Common Stock will be able to elect all of the directors. In such event, the holders of the remaining shares will not be able to elect any directors. Holders of Surviving Corporation Nonvoting Stock have no voting rights, except for certain voting rights in the event of certain extraordinary transactions as provided by the TBCA, or as otherwise provided by law. There is no provision for cumulative voting with respect to the election of directors.

     All shares of Surviving Corporation Common Stock will be entitled to share in such dividends as the Board of Directors may from time to time declare from sources legally available therefor.

     Upon liquidation or dissolution of the Surviving Corporation, whether voluntary or involuntary, all shares of Surviving Corporation Common Stock are entitled to share equally in the assets available for distribution to shareholders after payment of all prior obligations of the Surviving Corporation, including all agent and employee compensation plan obligations.

RESTRICTIONS ON TRANSFER OF SHARES

     Article Seven of the Articles of Incorporation of the Surviving Corporation, as amended, provide for certain restrictions on the transfer of Surviving Corporation Common Stock. Except as otherwise provided, the Articles prohibit a shareholder from selling, assigning, donating, pledging, encumbering or otherwise disposing of any shares of First Command Common Stock.

     The Articles further provide that no shareholder may transfer, and no person may acquire, the legal or beneficial ownership of any share of First Command Stock now or hereafter owned by him or her if that transfer or acquisition would cause the S corporation status of First Command to terminate. Specifically, no transfer may be made to, and no acquisition may be made by, any person who would cause First Command to have more than the maximum permitted number of shareholders under the Code as then in effect or to any person that is not eligible to be a shareholder of an S corporation under the provisions of the Code.

     In addition, upon the occurrence of certain operative events with respect to a shareholder, such shareholder (or spouse or estate, as applicable) must tender all of his or her shares to First Command, and First Command shall have the option, the term of which is 120 days, to purchase all of shares of First Command Common Stock owned by such shareholder. To facilitate such purchases, First Command is permitted to obtain life insurance policies concerning its shareholders. The purchase price for such purchases by First Command is to be determined at least annually by First Command and is to be proportionately adjusted for subsequent changes in the number of issued and outstanding shares, stock dividends or other increases or decreases in the number of shares outstanding. First Command may pay the purchase price in full to such shareholder or may pay 20% of such purchase price in cash and pay the remainder in four equal annual installments at prime interest rates.

SUBCHAPTER S PROVISIONS

     SUBCHAPTER S REPRESENTATION. Article Eight of the Articles of Incorporation of First Command contains certain provisions with regard to First Command's status as an S corporation. Each shareholder must provide to First Command, immediately upon First Command's request, such properly signed consents or other documents as, in the opinion of First Command, may be necessary or useful to maintain First Command's status as an S corporation, and each shareholder is obligated to refrain from any actions that would interfere with First Command's maintenance of its status as an S corporation.

     REVOCATION OF ELECTION. In the event that the shareholders, by the affirmative vote of at least 80% of the votes that all of the shareholders are entitled to cast, determine to terminate First Command's status as an S corporation, each shareholder, if requested, must execute a consent to such revocation and deliver this consent to the secretary of First Command within 60 days. In the event of a termination of First Command's S status, the shareholders and First Command shall elect, if applicable, to have Section 1362(e)(2) of the Code not apply, as provided in Section
1362(e)(3) of the Code. Any person who was a shareholder at any time during the S Short Year (as defined in the Code) or who is a shareholder on the first day of the C Short Year (as defined in the Code) must consent to such election.

     INADVERTENT TERMINATION OF SUBCHAPTER S ELECTION. In the event of a termination of First Command's status as an S corporation other than as described in the immediately preceding paragraph, if First Command desires that First Command's status as an S corporation be continued, First Command and the shareholders must use their best efforts to obtain from the Internal Revenue Service a waiver of the terminating event on the ground of inadvertency. First Command and the shareholders must take such steps, and make such adjustments, as may be required by the Internal Revenue Service pursuant to Section 1362(f)(3) and (4) of the Code. If a shareholder caused the terminating event to occur, he or she will bear the expense of obtaining the waiver and of making such adjustments as may be required. If the inadvertent termination is not waived by the Internal Revenue Service and First Command's S status is permanently terminated, First Command and the shareholders will make the election under
Section 1362(e)(3) of the Code described in the immediately preceding paragraph.

     PROVISION IN SHAREHOLDER WILLS. Each shareholder shall include in his or her will a direction and authorization to his or her executor in substantially the following form:

          My Executor is hereby directed and authorized to hold stock of an S Corporation, as defined in the Code (hereinafter "S Stock"), to make an election to have any corporation treated as an S Corporation, to enter into agreements with other shareholders or with the corporation relating to transfers of S Stock or the management of the S Corporation, and to allocate amounts received and the tax on undistributed income between income and principal. During the administration of my estate, my Executor may allocate the tax deductions and credits arising from ownership of S Stock between income and principal. In making any such allocations, by Executor shall consider that the beneficiary is to have enjoyment of the property at least equal to that ordinarily associated with an income interest and in all events shall provide the required beneficial enjoyment to the beneficiary until such time as the S Stock is distributed to him or her.

          Any beneficiary of my estate who receives stock in an S Corporation as part of his or her distribution shall, prior to such distribution, enter into a written agreement with said S Corporation (i) to consent to any election to qualify the S Corporation as such; (ii) to do nothing to interfere with the S Corporation's maintenance of its status as such; (iii) to not transfer the S Stock to any transferee who does not agree to execute a similar consent; (iv) to not transfer the S Stock in such manner as will cause the S Corporation to lose its status as an S Corporation under the then applicable federal and state income tax statutes and regulations; and
     (v) if S status is inadvertently terminated, to join in any endeavor to obtain a waiver of the terminating event on the grounds of inadvertency from the Internal Revenue Service if the S Corporation or any shareholder desires that the S status should continue.

          Any S Stock distributed to a beneficiary shall bear an appropriate legend on the stock certificate stating that the transfer, pledge, assignment, hypothecation or other disposition of the stock is subject to and restricted to the extent set forth in subparagraph (b) above.

     DIVIDENDS TO PAY TAX LIABILITIES. With respect to any taxable period of First Command during which it is an S Corporation, before the expiration of thirty (30) days after First Command files its federal income tax return, Form 1120S, for such taxable period, First Command shall promptly declare and pay a dividend to all shareholders in an amount equal to the excess of (i) the sum of
(A) that portion of First Command's income attributed to such shareholders during such taxable period multiplied by (B) the sum of the maximum federal and state individual income tax rates of any shareholder in effect for such taxable period (without regard to exemptions or phase-outs of lower tax rates but with consideration of the deductibility of such [state] taxes for federal income tax purposes) plus $_________________ per share to allow for the additional expense of tax return preparation, over (ii) the amount of any dividends declared by First Command during such taxable period (other than any dividends declared during such taxable period that were required to be declared under the provisions of this paragraph with respect to a prior taxable period). First Command's obligation to declare and pay such a dividend to the shareholders in such an amount is subject to the restrictions governing dividends under the Texas Business Corporation Act and such other pertinent governmental or contractual restrictions as are now, or may hereafter become effective. If First Command does not have sufficient funds available to permit it lawfully to declare and pay such dividend, the shareholders and First Command shall take such action, adopt such resolutions, and cause such certificates and other documents to be filed as may be necessary to create sufficient funds to permit the payment of such dividend, whereupon First Command shall declare and pay such dividend. First Command shall make the distributions described in this paragraph in a timely manner to allow the tax (including, without limitation, estimated tax payments) attributable to the income passed through First Command to any shareholder to be paid when due).

     The Articles of Incorporation provide that in no event may the total dividend paid with respect to any outstanding shares of stock of First Command to differ from the amounts paid with respect to any other outstanding shares of stock of First Command, and in no event shall these provisions be construed to limit the ability of First Command to declare and pay additional dividends to shareholders out of the assets of First Command legally available for such payment at such time or times as the Board of Directors may determine.

     NONRECOGNITION OF CERTAIN TRANSFERS. First Command will not recognize certain transfers made in violation of the terms of the Articles of Incorporation.

     LEGENDS ON SHARE CERTIFICATES. The following legend will be imprinted conspicuously on the face of each certificate representing shares of Stock:

          NOTICE IS HEREBY GIVEN THAT THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF THE ARTICLES OF INCORPORATION OF THE CORPORATION, AND ALL OF THE PROVISIONS OF SUCH ARTICLES ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE, SPECIFICALLY INCLUDING, BUT NOT LIMITED TO, THOSE PROVISIONS OF THE ARTICLES RELATING TO THE CORPORATION'S TAX STATUS AS AN S CORPORATION.

     ELECTION TO CLOSE BOOKS. Each shareholder shall consent to close the books of First Command pursuant to Section 1377(a)(2) of the Code whenever a shareholder sells all of his Stock on a day other than the last day of First Command's fiscal year.

CLASSIFIED BOARD

     The Certificate of Incorporation provides for a Board of Directors divided into three classes of directors serving staggered three year terms. The classification of directors has the effect of making it more difficult for stockholders to change the composition of the Board of Directors in a short period of time. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors.]


                                 INDEPENDENT AUDITORS

     The consolidated financial statements and schedules of IRA as of September 30, 1997 and 1996 and for the years ended September 30, 1997, 1997 and 1995, included in the IRA 10-K incorporated by reference in this Proxy Statement, have been audited by Brantley, Frazier, Rogers & Company, P.C., independent auditors. [TO COME.]

     The consolidated financial statements and schedules of First Command as of May 1, 1998, included herein, have been audited by Ernst & Young. [To come.]

     [Representatives of Ernst & Young, principal independent accountants to IRA, along with Brantley, Frazier, Rogers & Company, which prepared certain consolidated financial statements and schedules of IRA, will be present at the Special Meeting and will have the opportunity to make a statement should they desire to do so and are expected to be available to respond to appropriate questions.]


                                    OTHER MATTERS

     The Board of Directors of IRA does not presently know of any matters to be presented for consideration at the Special Meeting other than matters described in the Notice of Special Meeting mailed together with this Proxy Statement, but if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The proxy confers discretionary authority to vote only with respect to matters that the Board of Directors of IRA did not know, within a reasonable time before the mailing of these materials, were to be presented at the Special Meeting.

                                      EXHIBIT IV

--------------------------------------
IRA FAIRNESS OPINION
SUMMARY OF FEATURES
VALUATION AS OF JULY 1, 1998
--------------------------------------

                                                           BEFORE                                          AFTER
SHAREHOLDER DESCRIPTION                                 TRANSACTION                                     TRANSACTION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHAREHOLDER ONLY                 Class B Stock (Non-Voting)                   MAP Unit
                                           - Purchased at Book Value                    - Mandatory Redemption upon leaving
                                           - Current Dividend Yield 20% to 30%             the Company
                                           - Current Price = $28.24                     - DER (dividend equivalent right)
                                           - Mandatory Redemption upon leaving            - Will provide comparable Dividends
                                              the Company                               - SAR (stock appreciation right)
                                           - Option to put Stock to Company               - Will provide comparable distribution
                                                                                             of Value Appreciation
                                                                                      Current Cash - $28.24 per share

CLASS B OWNED BY A CLASS A SHAREHOLDER   Class B Stock (Non-Voting)                   MAP Unit
                                           - Purchased at Book Value                    - Mandatory Redemption upon leaving
                                           - Current Dividend Yield 20% to 30%             the Company
                                           - Current Price = $28.24                     - DER (dividend equivalent right)
                                           - Mandatory Redemption upon leaving            - Will provide comparable Dividends
                                              the Company                               - SAR (stock appreciation right)
                                           - Option to put Stock to Company               - Will provide comparable distribution
                                                                                             of Value Appreciation
                                                                                      Non-Voting Stock (or option for $28.24 Cash)
                                                                                        - Price fixed indefinitely at $28.24
                                                                                        - Annual Dividend covering 100% of
                                                                                           the individual's S-Corp tax liability
                                                                                        - Additional Dividend on $28.24 of 8%
                                                                                        - Mandatory Redemption upon leaving
                                                                                           the Company
                                                                                        - Option to put Stock to Company

CLASS A SHAREHOLDER                      Class A Stock (Voting)                       5 Shares of Voting stock
                                           - Purchased at 5 times Class B Stock Price   - Price per share fixed at $28.24
                                           - No Dividends                               - Annual Dividend covering 100% of
                                           - Current Price = $141.20                       the individual's S-Corp tax liability
                                           - Mandatory Redemption upon leaving          - Additional Dividend on $28.24 of 8%
                                              the Company / Board of Directors          - Mandatory Redemption upon leaving
                                           - All repurchases at 5 times Class B            the Company / Board of Directors
                                              Stock Price                               - Option to put Stock to Company

--------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDERS VALUE SUMMARY
VALUATION AS OF JULY 1, 1998
--------------------------------------

                                                             STATUS QUO (7)      NEW STRUCTURE (8)      PERCENT INCREASE
                                                           VALUE PER SHARE/      VALUE PER SHARE/       VALUE PER SHARE/
SHAREHOLDER DESCRIPTION                                     UNIT EQUIVALENT       UNIT EQUIVALENT        UNIT EQUIVALENT
------------------------------------------------------------------------------------------------------------------------
CLASS B SHAREHOLDER ONLY (1)

   Basis in Stock = $22.24 (4)
     Holding Period = 2 years                                        $32.97                $36.52                 10.77%
     Holding Period = 5 years                                        $37.28                $45.55                 22.18%
     Holding Period = 10 years                                       $41.27                $53.42                 29.44%
     Holding Period = 20 years                                       $44.13                $60.16                 36.32%

   Basis in Stock = $2.00 (5)
     Holding Period = 2 years                                        $29.69                $32.47                  9.36%
     Holding Period = 5 years                                        $35.12                $41.50                 18.17%
     Holding Period = 10 years                                       $40.20                $49.37                 22.81%
     Holding Period = 20 years                                       $43.90                $56.11                 27.81%


CLASS B SHAREHOLDER ALSO OWNING CLASS A STOCK (2)

   Basis in Stock = $22.24 (4)
     Holding Period = 2 years                                        $32.97                $33.44                  1.43%
     Holding Period = 5 years                                        $37.28                $37.74                  1.23%
     Holding Period = 10 years                                       $41.27                $42.27                  2.42%
     Holding Period = 20 years                                       $44.13                $48.63                 10.20%

   Basis in Stock = $2.00 (5)
     Holding Period = 2 years                                        $29.69                $30.24                  1.85%
     Holding Period = 5 years                                        $35.12                $35.74                  1.77%
     Holding Period = 10 years                                       $40.20                $41.36                  2.89%
     Holding Period = 20 years                                       $43.90                $48.47                 10.41%

CLASS A SHAREHOLDER (3)

   Basis in Stock = $111.20 (6)
     Holding Period = 2 years                                       $119.53               $121.53                  1.67%
     Holding Period = 5 years                                        $89.11                $96.61                  8.42%
     Holding Period = 10 years                                       $53.91                $72.55                 34.58%
     Holding Period = 20 years                                       $17.27                $53.88                211.99%

   Basis in Stock = $10.00 (6)
     Holding Period = 2 years                                       $103.11               $105.11                  1.94%
     Holding Period = 5 years                                        $78.32                $85.81                  9.56%
     Holding Period = 10 years                                       $48.55                $67.18                 38.37%
     Holding Period = 20 years                                       $16.12                $52.72                227.05%



   Notes:

(1) Reflects after-tax cash flow to B shareholders discounted at 15% prior to transaction and 20% after the transaction (increase in cost of equity reflects cost of additional debt and loss of rights in sale).
(2) Reflects after-tax cash flow to B shares owned by A Shareholders discounted at 15% prior to transaction and 17% after the transaction (increase in cost of equity reflects cost of additional debt).
(3) Reflects after-tax cash flow to A shareholders discounted at 15% prior to and after the transaction (Since additional control offsets cost of additional debt, no change in cost of equity required).
(4)  Basis for Shareholders who acquired Their shares in 1993 or 1994.
(5)  Basis for Shareholders who acquired Original shares in 1981.
(7)  Assumes C-Corp status and A and B stock under the current structure.
(8) Assumes S-Corp status, issuance of SARs and DERs, A stock replaced by Voting Stock and B Stock held by A stockholders replaced by Non-Voting Stock.

-----------------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDER CASH FLOW MODEL - STATUS QUO                      B SHAREHOLDER ONLY
VALUATION AS OF JULY 1, 1998                                          STATUS QUO
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)                      $22.24 BASIS
-----------------------------------------------

                                            1997      1998      1999      2000      2001      2002      2003      2004      2005
                                         -------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)           $15,283   $15,742   $16,214   $16,700   $17,201   $17,717   $18,249   $18,796   $19,360

   New Garage/Building Net Revenue               0         0      (264)     (272)     (441)      776       816       858       901
                                         -------------------------------------------------------------------------------------------

Adjusted EBDIT                              15,283    15,742    15,950    16,428    16,760    18,493    19,065    19,654    20,261

   Interest Expense                              0         0       507       487       465     1,554     1,485     1,412     1,333
   Depreciation                              1,208     1,495     1,606     1,316     1,015     1,042       986     1,114     1,139
                                         -------------------------------------------------------------------------------------------

Earnings Before Taxes                       14,075    14,247    14,344    15,112    15,745    17,451    18,079    18,540    19,122

   Income Taxes @                  34%       4,786     4,844     4,877     5,138     5,353     5,933     6,147     6,304     6,502
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                 $9,289    $9,403    $9,467    $9,974   $10,392   $11,518    11,932   $12,236   $12,620
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Adjustments
   Add: Depreciation                                   1,495     1,606     1,316     1,015     1,042       986     1,114     1,139
   Add: Debt Proceeds (Repayment)                      7,245      (288)     (308)   15,557      (986)   (1,055)   (1,128)   (1,207)
   Less: Capital Expenditures                         (8,895)     (773)     (971)  (16,532)     (844)     (869)     (896)     (922)
   Working Capital Adjustment @    0%                      0         0         0         0         0         0         0         0
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------

Cash Flow Available for Dividends                      9,248    10,011    10,010    10,432    10,730    10,995    11,326    11,630

   Dividends Paid (2) @            85%                 7,861     8,509     8,509     8,867     9,120     9,345     9,627     9,886

Book Value (for Repurchase)(2)              26,760    28,147    29,650    31,151    32,716    34,325    35,975    37,674    39,419

   Dividends Per Share (3)                             $8.30     $8.98     $8.98     $9.36     $9.62     $9.86    $10.16    $10.43

Book Value per Share (3)                    $28.24    $29.70    $31.29    $32.87    $34.52    $36.22    $37.96    $39.76    $41.60

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                                 5.01     34.90      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 5.01      5.42      5.42      5.65     39.23      0.00      0.00      0.00
     Sample 3 - 10 years                                5.01      5.42      5.42      5.65      5.81      5.96      6.14      6.30
     Sample 4 - 20 years                                5.01      5.42      5.42      5.65      5.81      5.96      6.14      6.30

Months Away                                                6        18        30        42        54        66        78        90
Present Value Factor (5) @         15%                0.9325    0.8109    0.7051    0.6131    0.5332    0.4636    0.4031    0.3506
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                                $4.67    $28.30     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $4.67     $4.40     $3.82     $3.47    $20.92     $0.00     $0.00     $0.00
     Sample 3 - 10 years                               $4.67     $4.40     $3.82     $3.47     $3.10     $2.76     $2.47     $2.21
     Sample 4 - 20 years                               $4.67     $4.40     $3.82     $3.47     $3.10     $2.76     $2.47     $2.21

Value Realized By Sample Shareholders:
     Sample 1 - 2 YEARS                               $32.97
                                                   ----------
                                                   ----------
     Sample 2 - 5 YEARS                               $37.28
                                                   ----------
                                                   ----------
     Sample 3 - 10 YEARS                              $41.27
                                                   ----------
                                                   ----------
     Sample 4 - 20 YEARS                              $44.13
                                                   ----------
                                                   ----------


                                            2006      2007      2008      2009      2010      2011      2012      2013      2014
                                         -------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)           $19,941   $20,539   $21,155   $21,790   $22,444   $23,117   $23,811   $24,525   $25,261

   New Garage/Building Net Revenue             257       282       308       335       345       328       312       296       281
                                         -------------------------------------------------------------------------------------------

Adjusted EBDIT                              20,198    20,821    21,463    22,125    22,789    23,445    24,123    24,821    25,542

   Interest Expense                          1,248     1,158     1,061       957       846       728       601       466       321
   Depreciation                              1,164     1,190     1,217     1,245     1,070     1,102     1,135     1,169     1,204
                                         -------------------------------------------------------------------------------------------

Earnings Before Taxes                       19,034    19,631    20,246    20,880    21,719    22,343    22,988    23,652    24,338

   Income Taxes @                  34%       6,472     6,675     6,884     7,099     7,384     7,597     7,816     8,042     8,275
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                $12,562   $12,956   $13,362   $13,781   $14,335   $14,746   $15,172   $15,610   $16,063
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Adjustments
   Add: Depreciation                         1,164     1,190     1,217     1,245     1,070     1,102     1,135     1,169     1,204
   Add: Debt Proceeds (Repayment)           (1,292)   (1,382)   (1,479)   (1,583)   (1,694)   (1,812)   (1,939)   (2,070)   (1,423)
   Less: Capital Expenditures                 (950)     (979)   (1,008)   (1,038)   (1,070)   (1,102)   (1,135)   (1,169)   (1,204)
   Working Capital Adjustment @     0%           0         0         0         0         0         0         0         0         0
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Cash Flow Available for Dividends           11,484    11,786    12,092    12,405    12,641    12,934    13,233    13,540    14,640

   Dividends Paid (2) @            85%       9,762    10,018    10,278    10,544    10,745    10,994    11,248    11,509    12,444

Book Value (for Repurchase)(2)              41,141    42,909    44,723    46,584    48,480    50,421    52,406    54,437    56,633

   Dividends Per Share (3)                  $10.30    $10.57    $10.85    $11.13    $11.34    $11.60    $11.87    $12.15    $13.13

Book Value per Share (3)                    $43.42    $45.28    $47.20    $49.16    $51.16    $53.21    $55.30    $57.45    $59.76

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 3 - 10 years                      6.22     47.06      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 4 - 20 years                      6.22      6.38      6.55      6.72      6.85      7.01      7.17      7.34      7.93

Months Away                                    102       114       126       138       150       162       174       186       198
Present Value Factor (5) @         15%      0.3048    0.2651    0.2305    0.2004    0.1743    0.1516    0.1318    0.1146    0.0997
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                      $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                      $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 3 - 10 years                     $1.90    $12.47     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                     $1.90     $1.69     $1.51     $1.35     $1.19     $1.06     $0.94     $0.84     $0.79

Value Realized By Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years

                                                                                              GROWTH
                                                      2015      2016      2017      2018        RATE
                                                  ----------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)                     $26,019   $26,800   $27,604   $28,432      3.0%

   New Garage/Building Net Revenue                       267       254       241       229
                                                  ----------------------------------------

Adjusted EBDIT                                        26,286    27,054    27,845    28,661

   Interest Expense                                      221       114         0         0
   Depreciation                                        1,240     1,277     1,315     1,354
                                                  ----------------------------------------

Earnings Before Taxes                                 25,046    25,777    26,530    27,307

   Income Taxes @                  34%                 8,516     8,764     9,020     9,284
                                                  ----------------------------------------
                                                  ----------------------------------------

Debt-Free Net Income (DFNI)                          $16,530   $17,013   $17,510   $18,023
                                                  ----------------------------------------
                                                  ----------------------------------------

Adjustments
   Add: Depreciation                                   1,240     1,277     1,315     1,354
   Add: Debt Proceeds (Repayment)                     (1,523)   (1,633)        0         0
   Less: Capital Expenditures                         (1,240)   (1,277)   (1,315)   (1,354)
   Working Capital Adjustment @     0%                     0         0         0         0
                                                  ----------------------------------------
                                                  ----------------------------------------

Cash Flow Available for Dividends                     15,007    15,380    17,510    18,023

   Dividends Paid (2) @            85%                12,756    13,073    14,884    15,320

Book Value (for Repurchase)(2)                        58,883    61,190    63,816    66,519

   Dividends Per Share (3)                            $13.46    $13.80    $15.71    $16.17

Book Value per Share (3)                              $62.14    $64.57    $67.34    $70.20

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                                 0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      0.00      0.00      0.00
     Sample 3 - 10 years                                0.00      0.00      0.00      0.00
     Sample 4 - 20 years                                8.13      8.34      9.49     70.37

Months Away                                              210       222       234       246
Present Value Factor (5) @         15%                0.0867    0.0754    0.0655    0.0570
                                                  ----------------------------------------
                                                  ----------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                                $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $0.00     $0.00     $0.00     $0.00
     Sample 3 - 10 years                               $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                               $0.70     $0.63     $0.62     $4.01

Value Realized By Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years

   --------------------------------------
    SENSITIVITY ANALYSIS - SHAREHOLDER 3
   --------------------------------------

                                           Growth Rate (EBDIT)

                              1%        2%        3%        4%        5%        6%
                    ---------------------------------------------------------------
                12%       $44.03    $45.92    $47.92    $50.02    $52.23    $54.59
                13%       $41.86    $43.65    $45.55    $47.51    $49.62    $51.82
                14%       $39.84    $41.55    $43.33    $45.22    $47.16    $49.26
PRESENT         15%       $37.99    $39.59    $41.27    $43.04    $44.92    $46.90
  VALUE         16%       $36.26    $37.77    $39.36    $41.05    $42.83    $44.69
 FACTOR         17%       $34.64    $36.10    $37.60    $39.19    $40.88    $42.65
                18%       $33.15    $34.52    $35.96    $37.46    $39.05    $40.73
                19%       $31.77    $33.07    $34.45    $35.88    $37.37    $38.95
                20%       $30.46    $31.69    $33.02    $34.37    $35.81    $37.31
                    ---------------------------------------------------------------


   NOTES:

(1)  Historical EBDIT grown at 3% a year.
(2) Assumes that 85% of available Cash Flow is Distributed to shareholders. Remaining Cash Flow increases (decreases) Book Value of IRA.
(3)  Based upon 947,608 Class B Shares Outstanding.
(4) After tax Cash Flow. Assumes dividends are taxed at 39.6% and Capital Gains at 20%. Basis in Stock is $22.24 (Purchased in 1993 or 1994).
(5)  Present Value Factor determined based upon Estimated Equity Rate of Return.

----------------------------------------------
IRA FAIRNESS OPINION                                        B SHAREHOLDER ONLY
SHAREHOLDER CASH FLOW MODEL - NEW STRUCTURE                      NEW STRUCTURE
VALUATION AS OF JULY 1, 1998                                      $22.24 BASIS
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)
----------------------------------------------

                                                    1997       1998        1999       2000       2001       2002       2003
                                                  -------------------------------------------------------------------------------

Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $15,283    $15,742    $16,214    $16,700     $17,201    $17,717    $18,249

  New Garage/Building Net Revenue                          0          0       (264)      (272)       (441)       776        816
                                                  -------------------------------------------------------------------------------

Adjusted EBDIT                                        15,283     15,742     15,950     16,428      16,760     18,493     19,065

  Interest Expense                                         0      1,163      1,586      1,476       1,357      2,343      2,164
  Depreciation                                         1,208      1,495      1,606      1,316       1,015      1,042        986
                                                  -------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             14,075     13,084     12,758     13,636      14,388     15,108     15,915


  SAR Cash Payments (2)                                    0          0          0          0           0          0          0
  DER Payments (3) @             60%                       0      7,850      7,655      8,181       8,633      9,065      9,549
                                                  -------------------------------------------------------------------------------

Earnings Before Tax Distributions                     14,075      5,234      5,103      5,455       5,755      6,043      6,366

  Income Tax Distributions (4) @ 40.0%                 5,630      2,094      2,041      2,182       2,302      2,417      2,547
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------
Net Income After Tax Distributions                    $8,445     $3,140     $3,062     $3,273      $3,453     $3,626     $3,819
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Adjustments:                                         YE 1997
                                                     -------
  Add: Depreciation                                               1,495      1,606      1,316       1,015      1,042        986
  Less: Capital Expenditures                                     (8,895)      (773)      (971)    (16,532)      (844)      (869)
  Add: Debt Proceeds (Repayment)                      16,609      6,043     (1,574)    (1,684)     14,084     (2,562)    (2,741)
  Less: New Stock Dividends (5)                                    (812)      (812)      (812)       (812)      (812)      (812)
  Add: SAR Accrual Reversal (2)                                       0          0          0           0          0          0
  Working Capital Adjustment @   0%                        0          0          0          0           0          0          0
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

After Tax Cash Flow Requirements                      16,609     (2,169)    (1,554)    (2,152)     (2,245)    (3,176)    (3,436)

SAR Valued Accrued (2)                                              971      1,508      1,121       1,208        450        383

  Per Share SAR Value                                             $1.02      $1.59      $1.18       $1.27      $0.47      $0.40

    Cumulative SAR Value Accrued                                  $1.02      $2.62      $3.80       $5.07      $5.55      $5.95

Non-A B Share Repurchase (6)                          16,609

  DER Per Share                                        $0.00      $8.28      $8.08      $8.63       $9.11      $9.57     $10.08

SAR/B Stock Sale Value Realized                       $28.24      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                 27.04       5.00       6.46       0.00        0.00       0.00       0.00
    Sample 2 - 5 years                                 27.04       5.00       4.88       5.21        5.50       9.13       0.00
    Sample 3 - 10 years                                27.04       5.00       4.88       5.21        5.50       5.78       6.09
    Sample 4 - 20 years                                27.04       5.00       4.88       5.21        5.50       5.78       6.09

Months Away                                                0          6         18         30          42         54         66
Present Value Factor (8) @       20%                  1.0000     0.9129     0.7607     0.6119      0.5281     0.4402     0.3669
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                $27.04      $4.57      $4.91      $0.00       $0.00      $0.00      $0.00
    Sample 2 - 5 years                                $27.04      $4.57      $3.71      $3.30       $2.91      $4.02      $0.00
    Sample 3 - 10 years                               $27.04      $4.57      $3.71      $3.30       $2.91      $2.54      $2.23
    Sample 4 - 20 years                               $27.04      $4.57      $3.71      $3.30       $2.91      $2.54      $2.23


Value Realized by Sample Shareholders:
    Sample 1 - 2 years                                           $36.52
                                                                 ------
                                                                 ------
    Sample 2 - 5 years                                           $45.55
                                                                 ------
                                                                 ------
    Sample 3 - 10 years                                          $53.42
                                                                 ------
                                                                 ------
    Sample 4 - 20 years                                          $60.16
                                                                 ------
                                                                 ------

                                                    2004       2005        2006       2007       2008       2009       2010
                                                  -------------------------------------------------------------------------------

Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $18,796    $19,360    $19,941    $20,539     $21,155    $21,790    $22,444

  New Garage/Building Net Revenue                        858        901        257        282         308        335        345
                                                  -------------------------------------------------------------------------------

Adjusted EBDIT                                        19,654     20,261     20,198     20,821      21,463     22,125     22,789

  Interest Expense                                     1,973      1,768      1,547      1,313       1,061        957        846
  Depreciation                                         1,114      1,139      1,164      1,190       1,217      1,245      1,070
                                                  -------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             16,567     17,354     17,487     18,318      19,185     19,923     20,873


  SAR Cash Payments (2)                                    0          0          0        971       1,508      1,121      1,208
  DER Payments (3) @             60%                   9,940     10,413     10,492     10,991      11,511     11,954     12,524
                                                  -------------------------------------------------------------------------------

Earnings Before Tax Distributions                      6,627      6,941      6,995      6,357       6,166      6,848      7,141

  Income Tax Distributions (4) @ 40.0%                 2,651      2,776      2,798      2,543       2,466      2,739      2,857
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Net Income After Tax Distributions                    $3,976     $4,165     $4,197     $3,814      $3,700     $4,109     $4,284
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Adjustments:
  Add: Depreciation                                    1,114      1,139      1,164      1,190       1,217      1,245      1,070
  Less: Capital Expenditures                            (896)      (922)      (950)      (979)     (1,008)    (1,038)    (1,070)
  Add: Debt Proceeds (Repayment)                      (2,932)    (3,137)    (3,358)    (3,594)     (1,479)    (1,583)    (1,694)
  Less: New Stock Dividends (5)                         (812)      (812)      (812)      (812)       (812)      (812)      (812)
  Add: SAR Accrual Reversal (2)                            0          0          0        971       1,508      1,121      1,208
  Working Capital Adjustment @   0%                        0          0          0          0           0          0          0
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

After Tax Cash Flow Requirements                      (3,526)    (3,732)    (3,956)    (3,224)       (574)    (1,067)    (1,298)

SAR Valued Accrued (2)                                   450        433        241        589       3,126      3,042      2,986

  Per Share SAR Value                                  $0.48      $0.46      $0.25      $0.62       $3.30      $3.21      $3.15

    Cumulative SAR Value Accrued                       $6.43      $6.88      $7.14      $6.74       $8.45     $10.48     $12.36

Non-A B Share Repurchase (6)

  DER Per Share                                       $10.49     $10.99     $11.07     $11.60      $12.15     $12.61     $13.22

SAR/B Stock Sale Value Realized                        $0.00      $0.00      $0.00      $1.02       $1.59      $1.18      $1.27

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 2 - 5 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 3 - 10 years                                 6.34       6.64       6.69      11.69        0.00       0.00       0.00
    Sample 4 - 20 years                                 6.34       6.64       6.69       7.62        8.30       8.33       8.75

Months Away                                               78         90        102        114         126        138        150
Present Value Factor (8) @       20%                  0.3057     0.2548     0.2123     0.1769      0.1474     0.1229     0.1024
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 2 - 5 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 3 - 10 years                                $1.94      $1.69      $1.42      $2.07       $0.00      $0.00      $0.00
    Sample 4 - 20 years                                $1.94      $1.69      $1.42      $1.35       $1.22      $1.02      $0.90

Value Realized By Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years


                                                    2011       2012        2013       2014       2015       2016       2017
                                                  -------------------------------------------------------------------------------

Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $23,117    $23,811    $24,525    $25,261     $26,019    $26,800    $27,604

  New Garage/Building Net Revenue                        328        312        296        281         267        254        241
                                                  -------------------------------------------------------------------------------

Adjusted EBDIT                                        23,445     24,123     24,821     25,542      26,286     27,054     27,845

  Interest Expense                                       728        601        466        321         221        114          0
  Depreciation                                         1,102      1,135      1,169      1,204       1,240      1,277      1,315
                                                  -------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             21,615     22,387     23,186     24,017      24,825     25,663     26,530

  SAR Cash Payments (2)                                  450        383        450        433         241        589      3,126
  DER Payments (3) @             60%                   12,969     13,432     13,912     14,410      14,895     15,398     15,918
                                                  -------------------------------------------------------------------------------

Earnings Before Tax Distributions                      8,196      8,572      8,824      9,174       9,689      9,676      7,486

  Income Tax Distributions (4) @ 40.0%                 3,278      3,429      3,530      3,669       3,875      3,870      2,994
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Net Income After Tax Distributions                    $4,918     $5,143     $5,294     $5,505      $5,814     $5,806     $4,492
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Adjustments:
  Add: Depreciation                                    4,102      1,135      1,169      1,204       1,240      1,277      1,315
  Less: Capital Expenditures                          (1,102)    (1,135)    (1,169)    (1,204)     (1,240)    (1,277)    (1,315)
  Add: Debt Proceeds (Repayment)                      (1,812)    (1,939)    (2,070)    (1,423)     (1,523)    (1,633)         0
  Less: New Stock Dividends (5)                         (812)      (812)      (812)      (812)       (812)      (812)      (812)
  Add: SAR Accrual Reversal (2)                          450        383        450        433         241        589      3,126
  Working Capital Adjustment @   0%                        0          0          0          0           0          0          0
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

After Tax Cash Flow Requirements                      (2,174)    (2,368)    (2,432)    (1,802)     (2,094)    (1,856)     2,314

SAR Valued Accrued (2)                                 2,744      2,775      2,862      3,702       3,719      3,949      6,806

  Per Share SAR Value                                  $2.90      $2.93      $3.02      $3.91       $3.92      $4.17      $7.18

    Cumulative SAR Value Accrued                      $14.79     $17.31     $19.85     $23.30      $26.98     $30.52     $34.41

Non-A B Share Repurchase (6)

  DER Per Share                                       $13.69     $14.17     $14.68     $15.21      $15.72     $16.25     $16.80

SAR/B Stock Sale Value Realized                        $0.47      $0.40      $0.48      $0.46       $0.25      $0.62      $3.30

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 2 - 5 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 3 - 10 years                                 0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 4 - 20 years                                 8.55       8.80       9.16       9.46        9.65      10.19      12.14

Months Away                                              162        174        186        198         210        222        234
Present Value Factor (8) @       20%                  0.0853     0.0711     0.0593     0.0494      0.0411     0.0343     0.0286
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 2 - 5 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 3 - 10 years                                $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 4 - 20 years                                $0.73      $0.63      $0.54      $0.47       $0.40      $0.35      $0.35

Value realized By Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years

                                                                 GROWTH
                                                    2018           RATE
                                                  -------------------------

Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $28,432       3.0%

  New Garage/Building Net Revenue                        229
                                                  ----------

Adjusted EBDIT                                        28,661

  Interest Expense                                         0
  Depreciation                                         1,354
                                                  ----------

Earnings Before MAP and Tax Distributions             27,307

  SAR Cash Payments (2)                                3,042
  DER Payments (3) @             60%                  16,384
                                                  ----------

Earnings Before Tax Distributions                      7,881

  Income Tax Distributions (4) @ 40.0%                 3,153
                                                  ----------
                                                  ----------

Net Income After Tax Distributions                    $4,728
                                                  ----------
                                                  ----------

Adjustments:
  Add: Depreciation                                    1,354
  Less: Capital Expenditures                          (1,354)
  Add: Debt Proceeds (Repayment)                           0
  Less: New Stock Dividends (5)                         (812)
  Add: SAR Accrual Reversal (2)                        3,042
  Working Capital Adjustment @    0%                       0
                                                  ----------
                                                  ----------

After Tax Cash Flow Requirements                       2,229

SAR Valued Accrued (2)                                 6,958

  Per Share SAR Value                                  $7.34

    Cumulative SAR Value Accrued                      $38.54

Non-A B Share Repurchase (6)

  DER Per Share                                       $17.29

SAR/B Stock Sale Value Realized                        $3.21

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00
    Sample 2 - 5 years                                  0.00
    Sample 3 - 10 years                                 0.00
    Sample 4 - 20 years                                35.65

Months Away                                              246
Present Value Factor (8) @     20%                    0.0238
                                                  ----------
                                                  ----------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00
    Sample 2 - 5 years                                 $0.00
    Sample 3 - 10 years                                $0.00
    Sample 4 - 20 years                                $0.85



  Notes:

1)   Historical EBDIT grown at 3% a year.
2) Assumes all Debt-Free Cash Flow after Stock 8% Dividends accrue to the SARs. After ten years, accrual is reversed and paid in cash (and expensed).
3) DERs assumed to equal 60% of Earnings Before Taxes. Maximum DER payment which allows for all cash flow items to be covered by current cash flows.
4) Distributions to S-Corporation shareholders to cover their corporate tax liability.
5) Make-whole dividend on S-Corporation stock calculated as 8% multiplied by $28.24 stipulated price multiplied by 359,584 shares issued.
6) Based upon 588,149 Class B Shares not owned by A shareholders and a price of $28.24.
7) After tax Cash Flow. Assumes dividends are taxed at 39.6% and Capital Gains at 20%. Basis in Stock is $22.24 (Purchased in 1993 or 1994).
8) Present Value Factor determined based upon Estimated Equity Rate of Return Incremental 5% added to reflect risk of additional debt employed.



---------------------------------------------
SENSITIVITY ANALYSIS - SHAREHOLDER 3
---------------------------------------------


                                     Growth Rate (EBDIT)


                           1%        2%        3%        4%        5%       6%
                 --------------------------------------------------------------
              14%      $55.83    $57.81    $59.89    $62.08    $64.40   $66.84
              15%      $54.80    $56.67    $58.63    $60.71    $62.90   $65.20
PRESENT       16%      $53.84    $55.60    $57.44    $59.43    $61.49   $63.66
  VALUE       17%      $52.94    $54.59    $56.35    $58.21    $60.18   $62.21
 FACTOR       18%      $52.09    $53.65    $55.32    $57.07    $58.92   $60.87
              19%      $51.25    $52.77    $54.33    $56.00    $57.77   $59.61
              20%      $50.50    $51.92    $53.42    $54.99    $56.68   $58.41
              21%      $49.78    $51.14    $52.56    $54.05    $55.62   $57.30
              22%      $49.10    $50.40    $51.73    $53.16    $54.66   $56.23
                 --------------------------------------------------------------

--------------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDER CASH FLOW MODEL - STATUS QUO                    B SHAREHOLDER ONLY
VALUATION AS OF JULY 1, 1998                                        STATUS QUO
DOLLARS IN THOUSAND (EXCEPT PER SHARE VALUES)                      $2.00 BASIS
--------------------------------------------

                                            1997      1998      1999      2000      2001      2002      2003      2004      2005
                                         -------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)           $15,283   $15,742   $16,214   $16,700   $17,201   $17,717   $18,249   $18,796   $19,360

   New Garage/Building Net Revenue               0         0      (264)     (274)     (441)      776       816       858       901
                                         -------------------------------------------------------------------------------------------

Adjusted EBDIT                              15,283    15,742    15,950    16,428    16,760    18,493    19,065    19,654    20,261

   Interest Expense                              0         0       507       487       465     1,554     1,485     1,412     1,333
   Depreciation                              1,208     1,495     1,606     1,316     1,015     1,042       986     1,114     1,139
                                         -------------------------------------------------------------------------------------------

Earnings Before Taxes                       14,075    14,247    14,344    15,112    15,745    17,451    18,079    18,540    19,122

   Income Taxes @                  34%       4,786     4,844     4,877     5,138     5,353     5,933     6,147     6,304     6,502
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                 $9,289    $9,403    $9,467    $9,974   $10,392   $11,518   $11,932   $12,236   $12,620
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------


Adjustments:
   Add: Depreciation                                   1,495     1,606     1,316     1,015     1,042       986     1,114     1,139
   Add: Debt Proceeds (Repayment)                      7,245      (288)     (308)   15,557      (986)   (1,055)   (1,128)   (1,207)
   Less: Capital Expenditures                         (8,895)     (773)     (971)  (16,532)     (844)     (869)     (896)     (922)
   Working Capital Adjustment @    0%                      0         0         0         0         0         0         0         0
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------

Cah Flow Available for Dividends                       9,248    10,011    10,010    10,432    10,730    10,995    11,326    11,630

   Dividends Paid (2) @            85%                 7,861     8,509     8,509     8,867     9,120     9,345     9,627     9,886

Book Value (for Repurchase)(2)              26,760    28,147    29,650    31,151    32,716    34,325    35,975    37,674    39,419

   Dividends Per Share (3)                             $8.30     $8.98     $8.98     $9.36     $9.62     $9.86    $10.16    $10.43

Book Value per Share (3)                    $28.24    $29.70    $31.29    $32.87    $34.52    $36.22    $37.96    $39.76    $41.60

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                                 5.01     30.86      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 5.01      5.42      5.42      5.65     35.19      0.00      0.00      0.00
     Sample 3 - 10 years                                5.01      5.42      5.42      5.65      5.81      5.96      6.14      6.30
     Sample 4 - 20 years                                5.01      5.42      5.42      5.65      5.81      5.96      6.14      6.30

Months Away                                                6        18        30        42        54        66        78        90
Present Value Factor (5)@          15%                0.9325    0.8109    0.7051    0.6131    0.5332    0.4636    0.4031    0.3506
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                                $4.67    $25.02     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $4.67     $4.40     $3.82     $3.47    $18.76     $0.00     $0.00     $0.00
     Sample 3 - 10 years                               $4.67     $4.40     $3.82     $3.47     $3.10     $2.76     $2.47     $2.21
     Sample 4 - 20 years                               $4.67     $4.40     $3.82     $3.47     $3.10     $2.76     $2.47     $2.21

Value Realized By Sample Shareholders:
     Sample 1 - 2 years                               $29.69
                                                   ----------
                                                   ----------
     Sample 2 - 5 years                               $35.12
                                                   ----------
                                                   ----------
     Sample 3 - 10 years                              $40.20
                                                   ----------
                                                   ----------
     Sample 4 - 20 years                              $43.90
                                                   ----------
                                                   ----------


                                            2006      2007      2008      2009      2010      2011      2012      2013      2014
                                         -------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)           $19,941   $20,539   $21,155   $21,790   $22,444   $23,117   $23,811   $24,525   $25,261

   New Garage/Building Net Revenue             257       282       308       335       345       328       312       296       281
                                         -------------------------------------------------------------------------------------------

Adjusted EBDIT                              20,198    20,821    21,463    22,125    22,789    23,445    24,123    24,821    25,542

   Interest Expense                          1,248     1,158     1,061       957       846       728       601       466       321
   Depreciation                              1,164     1,190     1,217     1,245     1,070     1,102     1,135     1,169     1,204


Earnings Before Taxes                       19,034    19,631    20,246    20,880    21,719    22,343    22,988    23,652    24,338

   Income Taxes @                34%         6,472     6,675     6,884     7,099     7,384     7,597     7,816     8,042     8,275
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                $12,562   $12,956   $13,362   $13,781   $14,335   $14,746   $15,172   $15,610   $16,063
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Adjustments
   Add Depreciation                          1,164     1,190     1,217     1,245     1,070     1,102     1,135     1,169     1,204
   Add: Debt Proceeds (Repayment)           (1,292)   (1,382)   (1,479)   (1,583)   (1,694)   (1,812)   (1,939)   (2,070)   (1,423)
   Less: Capital Expenditures                 (950)     (979)   (1,008)   (1,038)   (1,070)   (1,102)   (1,135)   (1,169)   (1,204)
   Working Capital Adjustment @  0%              0         0         0         0         0         0         0         0         0
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Cash Flow Available for Dividends           11,484    11,786    12,092    12,405    12,641    12,934    13,233    13,540    14,640

   Dividends Paid (2) @          85%         9,762    10,018    10,278    10,544    10,745    10,994    11,248    11,509    12,444

Book Value (for Repurchase)(2)              41,141    42,909    44,723    46,584    48,480    50,421    52,406    54,437    56,633

   Dividends Per Share (3)                  $10.30    $10.57    $10.85    $11.13    $11.34    $11.60    $11.87    $12.15    $13.13

Book Value per Share (3)                    $43.42    $45.28    $47.20    $49.16    $51.16    $53.21    $55.30    $57.45    $59.76

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 3 - 10 years                      6.22     43.01      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 4 - 20 years                      6.22      6.38      6.55      6.72      6.85      7.01      7.17      7.34      7.93

Months Away                                    102       114       126       138       150       162       174       186       198
Present Value Factor (5)@        15%        0.3048    0.2651    0.2305    0.2004    0.1743    0.1516    0.1318    0.1146    0.0997
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                      $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                      $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 3 - 10 years                     $1.90    $11.40     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                     $1.90     $1.69     $1.51     $1.35     $1.19     $1.06     $0.94     $0.84     $0.79

Value Realized By Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years


                                                                                              GROWTH
                                                      2015      2016      2017      2018        RATE
                                                  ----------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)                     $26,019   $26,800   $27,604   $28,432      3.0%

   New Garage/Building Net Revenue                       267       254       241       229
                                                  ----------------------------------------

Adjusted EBDIT                                        26,286    27,054    27,845    28,661

   Interest Expense                                      221       114         0         0
   Depreciation                                        1,240     1,277     1,315     1,354
                                                  ----------------------------------------

Earnings Before Taxes                                 25,046    25,777    26,530    27,307

   Income Taxes @                34%                   8,516     8,764     9,020     9,284
                                                  ----------------------------------------
                                                  ----------------------------------------

Debt-Free Net Income (DFNI)                          $16,530   $17,013   $17,510   $18,023
                                                  ----------------------------------------
                                                  ----------------------------------------

Adjustments
   Add Depreciation                                    1,240     1,277     1,315     1,354
   Add: Debt Proceeds (Repayment)                     (1,523)   (1,633)        0         0
   Less: Capital Expenditures                         (1,240)   (1,277)   (1,315)   (1,354)
   Working Capital Adjustment @  0%                        0         0         0         0
                                                  ----------------------------------------
                                                  ----------------------------------------

Cash Flow Available for Dividends                     15,007    15,380    17,510    18,023

   Dividends Paid (2) @          85%                  12,756    13,073    14,884    15,320

Book Value (for Repurchase)(2)                        58,883    61,190    63,816    66,519

   Dividends Per Share (3)                            $13.46    $13.80    $15.71    $16.17

Book Value per Share (3)                              $62.14    $64.57    $67.34    $70.20

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                                 0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      0.00      0.00      0.00
     Sample 3 - 10 years                                0.00      0.00      0.00      0.00
     Sample 4 - 20 years                                8.13      8.34      9.49     66.33

Months Away                                              210       222       234       246
Present Value Factor (5)@        15%                  0.0867    0.0754    0.0655    0.0570
                                                  ----------------------------------------
                                                  ----------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                                $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $0.00     $0.00     $0.00     $0.00
     Sample 3 - 10 years                               $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                               $0.70     $0.63     $0.62     $3.78

Value Realized By Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years


   NOTES:

(1)  Historical EBDIT grown at 3% a year.
(2) Assumes that 85% of available Cash Flow is Distributed to shareholders. Remaining Cash Flow increases (decreases) Book Value of IRA.
(3)  Based upon 947,608 Class B Shares Outstanding.
(4) After tax Cash Flow. Assumes dividends are taxes at 39.6% and Capital Gains at 20%. Based in Stock is $2.00 (Purchased original B Shares in
       1981).
(5)  Present Value Factor determined based upon Estimated Equity Rate of Return.


   --------------------------------------
    SENSITIVITY ANALYSIS - SHAREHOLDER 3
   --------------------------------------

                                           Growth Rate (EBDIT)

                              1%        2%        3%        4%        5%        6%
                    ---------------------------------------------------------------
                12%       $42.65    $44.54    $46.54    $48.64    $50.85    $53.21
                13%       $40.60    $42.38    $44.28    $46.25    $48.36    $50.55
                14%       $38.67    $40.38    $42.17    $44.05    $46.00    $48.10
PRESENT         15%       $36.92    $38.51    $40.10    $41.97    $43.85    $45.83
  VALUE         16%       $35.27    $36.78    $38.37    $40.06    $41.84    $43.70
 FACTOR         17%       $33.73    $35.19    $36.69    $38.28    $39.97    $41.74
                18%       $32.31    $33.68    $35.12    $36.62    $38.21    $39.89
                19%       $31.00    $32.29    $33.67    $35.10    $36.59    $38.18
                20%       $29.75    $30.97    $32.31    $33.65    $35.09    $33.59
                    ---------------------------------------------------------------

----------------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDER CASH FLOW MODEL - NEW STRUCTURE                  B SHAREHOLDER ONLY
VALUATION AS OF JULY 1, 1998                                      NEW STRUCTURE
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)                      $2.00 BASIS
----------------------------------------------

                                                   1997      1998      1999      2000      2001      2002      2003      2004
                                               ------------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                 $15,283   $15,742   $16,214   $16,700   $17,201   $17,717   $18,249   $18,796

  New Garage/Building Net Revenue                     0         0      (264)     (272)     (441)      776       816       858
                                               ------------------------------------------------------------------------------

Adjusted EBDIT                                   15,283    15,742    15,950    16,428    16,760    18,493    19,065    19,654

  Interest Expense                                    0     1,163     1,586     1,476     1,357     2,343     2,164     1,973
  Depreciation                                    1,208     1,495     1,606     1,316     1,015     1,042       986     1,114
                                               ------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions        14,075    13,084    12,758    13,636    14,388    15,108    15,915    16,567

SAR Cash Payment (2)                                  0         0         0         0         0         0         0         0
  DER Payments (3) @             60%                  0     7,850     7,655     8,181     8,633     9,065     9,549     9,940
                                               ------------------------------------------------------------------------------

Earnings Before Tax Distributions                14,075     5,234     5,103     5,455     5,755     6,043     6,366     6,627

  Income Tax Distributions (4) @ 40.0%            5,630     2,094     2,041     2,182     2,302     2,417     2,547     2,651
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

Net Income After Tax Distributions               $8,445    $3,140    $3,062    $3,273    $3,453    $3,626    $3,819    $3,976
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

Adjustments:                                    YE 1997
                                                -------
  Add: Depreciation                                         1,495     1,606     1,316     1,015     1,042       986     1,114
  Less: Capital Expenditures                               (8,895)     (773)     (971)  (16,532)     (844)     (869)     (896)
  Add: Debt Proceeds (Repayment)                 16,609     6,043    (1,574)   (1,684)   14,084    (2,562)   (2,741)   (2,932)
  Less: New Stock Dividends (5)                              (812)     (812)     (812)     (812)     (812)     (812)     (812)
  Add: SAR Accrual Reversal (2)                                 0         0         0         0         0         0         0
  Working Capital Adjustment @   0%                   0         0         0         0         0         0         0         0
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

After Tax Cash Flow Requirements                 16,609    (2,169)   (1,554)   (2,152)   (2,245)   (3,176)   (3,436)   (3,526)

SAR Value Accrued (2)                                         971     1,508     1,121     1,208       450       383       450

  Per Share SAR Value                                       $1.02     $1.59     $1.18     $1.27     $0.47     $0.40     $0.48

    Cumulative SAR Value Accrued                            $1.02     $2.62     $3.80     $5.07     $5.55     $5.95     $6.43

Non-A B Shares Repurchase (6)                    16,609

  DER Per Share                                   $0.00     $8.28     $8.08     $8.63     $9.11     $9.57    $10.08    $10.49

SAR/B Stock Sale Value Realized                  $28.24     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                            22.99      5.00      6.46      0.00      0.00      0.00      0.00      0.00
    Sample 2 - 5 years                            22.99      5.00      4.88      5.21      5.50      9.13      0.00      0.00
    Sample 3 - 10 years                           22.99      5.00      4.88      5.21      5.50      5.78      6.09      6.34
    Sample 4 - 20 years                           22.99      5.00      4.88      5.21      5.50      5.78      6.09      6.34

Months Away                                           0         6        18        30        42        54        66        78
Present Value Factor (8) @       20%             1.0000    0.9129    0.7607    0.6339    0.5283    0.4402    0.3669    0.3057
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                           $22.99     $4.57     $4.91     $0.00     $0.00     $0.00     $0.00     $0.00
    Sample 2 - 5 years                           $22.99     $4.57     $3.71     $3.30     $2.91     $4.02     $0.00     $0.00
    Sample 3 - 10 years                          $22.99     $4.57     $3.71     $3.30     $2.91     $2.54     $2.23     $1.94
    Sample 4 - 20 years                          $22.99     $4.57     $3.71     $3.30     $2.91     $2.54     $2.23     $1.94

Value Realized by Sample Shareholders:
    Sample 1 - 2 years                                     $32.47
                                                          -------
                                                          -------
    Sample 2 - 5 years                                     $41.50
                                                          -------
                                                          -------
    Sample 3 - 10 years                                    $49.37
                                                          -------
                                                          -------
    Sample 4 - 20 years                                    $56.11
                                                          -------
                                                          -------

                                                   2005      2006      2007      2008      2009      2010      2011      2012
                                               ------------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                 $19,360   $19,941   $20,539   $21,155   $21,790   $22,444   $23,117   $23,811

  New Garage/Building Net Revenue                   901       257       282       308       335       345       328       312
                                               ------------------------------------------------------------------------------

Adjusted EBDIT                                   20,261    20,198    20,821    21,463    22,125    22,789    23,445    24,123

  Interest Expense                                1,768     1,547     1,313     1,061       957       846       728       601
  Depreciation                                    1,139     1,164     1,190     1,217     1,245     1,070     1,102     1,135
                                               ------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions        17,354    17,487    18,318    19,185    19,923    20,873    21,615    22,387

SAR Cash Payment (2)                                  0         0       971     1,508     1,121     1,208       450       383
  DER Payments (3) @             60%             10,413    10,492    10,991    11,511    11,954    12,524    12,969    13,432
                                               ------------------------------------------------------------------------------

Earnings Before Tax Distributions                 6,941     6,995     6,357     6,166     6,848     7,141     8,196     8,572

  Income Tax Distributions (4) @ 40.0%            2,776     2,798     2,543     2,466     2,739     2,857     3,278     3,429
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

Net Income After Tax Distributions               $4,165    $4,197    $3,814    $3,700    $4,109    $4,284    $4,918    $5,143
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

Adjustments:
  Add: Depreciation                               1,139     1,164     1,190     1,217     1,245     1,070     1,102     1,135
  Less: Capital Expenditures                       (922)     (950)     (979)   (1.008)   (1,038)   (1,070)   (1,102)   (1,135)
  Add: Debt Proceeds (Repayment)                 (3,137)   (3,358)   (3,594)   (1,479)   (1,583)   (1,694)   (1,812)   (1,939)
  Less: New Stock Dividends (5)                    (812)     (812)     (812)     (812)     (812)     (812)     (812)     (812)
  Add: SAR Accrual Reversal (2)                       0         0       971     1,508     1,121     1,208       450       383
  Working Capital Adjustment @ 0%                     0         0         0         0         0         0         0         0
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

After Tax Cash Flow Requirements                 (3,372)   (3,956)   (3,224)     (574)   (1,067)   (1,298)   (2,174)   (2,368)

SAR Value Accrued (2)                               433       241       589     3,126     3,042     2,986     2,744     2,755

  Per Share SAR Value                             $0.46     $0.25     $0.62     $3.30     $3.21     $3.15     $2.90     $2.93

    Cumulative SAR Value Accrued                  $6.88     $7.14     $6.74     $8.45    $10.48    $12.36    $14.79    $17.31

Non-A B Shares Repurchase (6)

  DER Per Share                                  $10.99    $11.07    $11.60    $12.15    $12.61    $13.22    $13.69    $14.17

SAR/B Stock Sale Value Realized                   $0.00     $0.00     $1.02     $1.59     $1.18     $1.27     $0.47     $0.40

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
    Sample 2 - 5 years                             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
    Sample 3 - 10 years                            6.64      6.69     11.69      0.00      0.00      0.00      0.00      0.00
    Sample 4 - 20 years                            6.64      6.69      7.62      8.30      8.33      8.75      8.55      8.80

Months Away                                          90       102       114       126       138       150       162       174
Present Value Factor (8) @       20%             0.2548    0.2123    0.1769    0.1474    0.1229    0.1024    0.0853    0.0711
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                            $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
    Sample 2 - 5 years                            $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
    Sample 3 - 10 years                           $1.69     $1.42     $2.07     $0.00     $0.00     $0.00     $0.00     $0.00
    Sample 4 - 20 years                           $1.69     $1.42     $1.35     $1.22     $1.02     $0.90     $0.73     $0.63

Present Value by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years

                                                                                                             GROWTH
                                                   2013      2014      2015      2016      2017      2018      RATE
                                               --------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                 $24,525   $25,261   $26,019   $26,800   $27,604   $28,432      3.0%

  New Garage/Building Net Revenue                   296       281       267       254       241       229
                                               ----------------------------------------------------------

Adjusted EBDIT                                   24,821    25,542    26,286    27,054    27,845    28,661

  Interest Expense                                  466       321       221       114         0         0
  Depreciation                                    1,169     1,204     1,240     1,277     1,315     1,354
                                               ----------------------------------------------------------

Earnings Before MAP and Tax Distributions        23,186    24,017    24,825    25,663    26,530    27,307

SAR Cash Payment (2)                                450       433       241       589     3,126     3,042
  DER Payments (3) @             60%             13,912    14,410    14,895    15,398    15,918    16,384
                                               ----------------------------------------------------------

Earnings Before Tax Distributions                 8,824     9,174     9,689     9,676     7,486     7,881

  Income Tax Distributions (4) @ 40.0%            3,530     3,669     3,875     3,870     2,994     3,153
                                               ----------------------------------------------------------
                                               ----------------------------------------------------------

Net Income After Tax Distributions               $5,294    $5,505    $5,814    $5,806    $4,492    $4,728
                                               ----------------------------------------------------------
                                               ----------------------------------------------------------

Adjustments:
  Add: Depreciation                               1,169     1,204     1,240     1,277     1,315     1,354
  Less: Capital Expenditures                     (1,169)   (1,204)   (1,240)   (1,277)   (1,315)   (1,354)
  Add: Debt Proceeds (Repayment)                 (2,070)   (1,423)   (1,523)   (1,633)        0         0
  Less: New Stock Dividends (5)                    (812)     (812)     (812)     (812)     (812)     (812)
  Add: SAR Accrual Reversal (2)                     450       433       241       589     3,126     3,042
  Working Capital Adjustment @   0%                   0         0         0         0         0         0
                                               ----------------------------------------------------------
                                               ----------------------------------------------------------

After Tax Cash Flow Requirements                 (2,432)   (1,802)   (2,094)   (1,856)    2,314     2,229

SAR Value Accrued (2)                             2,862     3,702     3,719     3,949     6,806     6,958

  Per Share SAR Value                             $3.02     $3.91     $3.92     $4.17     $7.18     $7.34

    Cumulative SAR Value Accrued                 $19.85    $23.30    $26.98    $30.52    $34.41    $38.54

Non-A B Shares Repurchase (6)

  DER Per Share                                  $14.68    $15.21    $15.72    $16.25    $16.80    $17.29

SAR/B Stock Sale Value Realized                   $0.48     $0.46     $0.25     $0.62     $3.30     $3.21

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                             0.00      0.00      0.00      0.00      0.00      0.00
    Sample 2 - 5 years                             0.00      0.00      0.00      0.00      0.00      0.00
    Sample 3 - 10 years                            0.00      0.00      0.00      0.00      0.00      0.00
    Sample 4 - 20 years                            9.16      9.46      9.65     10.19     12.14     35.65

Months Away                                         186       198       210       222       234       246
Present Value Factor (8) @       20%             0.0593    0.0494    0.0411    0.0343    0.0286    0.0238
                                               ----------------------------------------------------------
                                               --------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                            $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
    Sample 2 - 5 years                            $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
    Sample 3 - 10 years                           $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
    Sample 4 - 20 years                           $0.54     $0.47     $0.40     $0.35     $0.35     $0.85

Present Value by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years


   NOTES:

(1)  Historical EBDIT grown at 3% a year.
(2) Assumes all Debt-Free Cash Flow after Stock 8% Dividends accrue to the SARs. After ten years, accrual is reversed and paid in cash (and expensed).
(3) DERs assumed to equal 60% of Earnings Before Taxes. Maximum DER payment which allows for all cash flow items to be covered by current cash flows.
(4) Distributions to S-Corporation shareholders to cover their corporate tax liability.
(5) Make-whole dividend on S-Corporation stock calculated as 8% multiplied by $28.24 stipulated price multipled by 359,584 shares issued.
(6) Based upon 588,149 Class B Shares not owned by A shareholders and price of $28.24.
(7) After tax Cash Flow. Assumes dividends are taxed at 39.6% and Capital Gains at 20%. Basis in Stock is $2.00 (Purchased original B Shares in
        1981).
(8) Present Value Factor determined based upon Estimated Equity Rate of Return Incremental 5% added to reflect risk of additional debt employed.



-----------------------------------------
SENSITIVITY ANALYSIS - SHAREHOLDER 3
-----------------------------------------


                                 Growth Rate (EBDIT)

                         1%        2%        3%        4%        5%        6%
                -------------------------------------------------------------
            14%      $51.78    $53.76    $55.84    $58.03    $60.35    $62.79
            15%      $50.75    $52.62    $54.58    $56.66    $58.85    $61.65
PRESENT     16%      $49.79    $51.55    $53.39    $55.38    $57.44    $59.61
  VALUE     17%      $48.89    $50.54    $52.30    $54.16    $56.13    $58.16
 FACTOR     18%      $48.04    $49.60    $51.27    $53.02    $58.87    $56.82
            19%      $47.20    $48.72    $50.28    $51.95    $53.72    $55.56
            20%      $46.45    $47.87    $49.37    $50.94    $52.63    $54.36
            21%      $45.73    $47.09    $48.51    $50.00    $51.57    $53.25
            22%      $45.05    $46.35    $47.68    $49.11    $50.61    $52.18
                -------------------------------------------------------------

-----------------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDER CASH FLOW MODEL -- STATUS QUO             SHAREHOLDER OWNING A AND B
VALUATION AS OF JULY 1, 1998                                          STATUS QUO
DOLLAR IN THOUSANDS (EXCEPT PER SHARE VALUES)                       $22.24 BASIS
-----------------------------------------------

                                                 1997     1998     1999     2000     2001     2002     2003     2004     2005
                                           ----------------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)               $15,283  $15,742  $16,214  $16,700  $17,201  $17,717  $18,249  $18,796  $19,360

  New Garage/Building Net Revenue                   0        0     (264)    (272)    (441)     776      816      858      901
                                           ----------------------------------------------------------------------------------

Adjusted EBDIT                                 15,283   15,742   15,950   16,428   16,760   18,493   19,065   19,654   20,261

  Interest Expense                                  0        0      507      487      465    1,554    1,485    1,412    1,333
  Depreciation                                  1,208    1,495    1,606    1,316    1,015    1,042      986    1,114    1,139
                                           ----------------------------------------------------------------------------------

Earnings Before Taxes                          14,075   14,247   14,344   15,112   15,745   17,451   18,079   18,540   19,122

  Income Taxes @                 34%            4,786    4,844    4,877    5,138    5,353    5,933    6,147    6,304    6,502
                                           ----------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                    $9,289   $9,403   $9,467   $9,974  $10,392  $11,518  $11,932  $12,236  $12,620
                                           ----------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------

Adjustments:
  Add: Depreciation                                      1,495    1,606    1,316    1,015    1,042      986    1,114    1,139
  Add: Debt Proceeds (Repayment)                         7,245     (288)    (308)  15,557     (986)  (1,055)  (1,128)  (1,207)
  Less: Capital Expenditures                            (8,895)    (773)    (971) (16,532)    (844)    (869)    (896)    (922)
  Working Capital Adjustments @   0%                         0        0        0        0        0        0        0        0
                                                     ------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------

Cash Flow Available for Dividends                        9,248   10,011   10,010   10,432   10,730   10,995   11,326   11,630

Dividends Paid (2) @              85%                    7,861    8,509    8,509    8,867    9,120    9,345    9,627    9,886

Book Value (for Repurchase)(2)                 26,760   28,147   29,650   31,151   32,716   34,325   35,975   37,674   39,419

  Dividends Per Share (3)                                $8.30    $8.98    $8.98    $9.36    $9.62    $9.86   $10.16   $10.43

Book Value per Share (3)                       $28.24   $29.70   $31.29   $32.87   $34.52   $36.22   $37.96   $39.76   $41.60

Sample Shareholder After-Tax Cash Flows (4):
  Sample 1 - 2 years                                      5.01    34.90     0.00     0.00     0.00     0.00     0.00     0.00
  Sample 2 - 5 years                                      5.01     5.42     5.42     5.65    39.23     0.00     0.00     0.00
  Sample 3 - 10 years                                     5.01     5.42     5.42     5.65     5.81     5.96     6.14     6.30
  Sample 4 - 20 years                                     5.01     5.42     5.42     5.65     5.81     5.96     6.14     6.30

Months Away                                                  6       18       30       42       54       66       78       90
Present Value Factor (5) @        15%                   0.9325   0.8109   0.7051   0.6131   0.5332   0.4636   0.4031   0.3506
                                                     ------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------

Present Value for Sample Shareholders:
  Sample 1 - 2 years                                     $4.67   $28.30    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00
  Sample 2 - 5 years                                     $4.67    $4.40    $3.82    $3.47   $20.92    $0.00    $0.00    $0.00
  Sample 3 - 10 years                                    $4.67    $4.40    $3.82    $3.47    $3.10    $2.76    $2.47    $2.21
  Sample 4 - 20 years                                    $4.67    $4.40    $3.82    $3.47    $3.10    $2.76    $2.47    $2.21

Value Realized by Sample Shareholders:
  Sample 1 - 2 years                                    $32.97
                                                        ------
                                                        ------
  Sample 2 - 5 years                                    $37.28
                                                        ------
                                                        ------
  Sample 3 - 10 years                                   $41.27
                                                        ------
                                                        ------
  Sample 4 - 20 years                                   $44.13
                                                        ------
                                                        ------


                                                 2006     2007     2008     2009     2010     2011     2012     2013
                                              ----------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)               $19,941  $20,539  $21,155  $21,790  $22,444  $23,117  $23,811  $24,525

  New Garage/Building Net Revenue                 257      282      308      335      345      328      312      296
                                              ----------------------------------------------------------------------

Adjusted EBDIT                                 20,198   20,821   21,463   22,125   22,789   23,445   24,123   24,821

  Interest Expense                              1,248    1,158    1,061      957      846      728      601      466
  Depreciation                                  1,164    1,190    1,217    1,245    1,070    1,102    1,135    1,169
                                              ----------------------------------------------------------------------

Earnings Before Taxes                          19,034   19,631   20,246   20,880   21,719   22,343   22,988   23,652

  Income Taxes @                   14%          6,472    6,675    6,884    7,099    7,384    7,597    7,816    8,042
                                              ----------------------------------------------------------------------
                                              ----------------------------------------------------------------------

Debt-Free Net Income (DFNI)                   $12,562  $12,956  $13,362  $13,781  $14,335  $14,746  $15,172  $15,610
                                              ----------------------------------------------------------------------
                                              ----------------------------------------------------------------------

Adjustments:
  Add: Depreciation                             1,164    1,190    1,217    1,245    1,070    1,102    1,135    1,169
  Add: Debt Proceeds (Repayment)               (1,292)  (1,382)  (1,479)  (1,583)  (1,694)  (1,812)  (1,939)  (2,070)
  Less: Capital Expenditures                     (950)    (979)  (1,008)  (1,038)  (1,070)  (1,102)  (1,135)  (1,169)
  Working Capital Adjustments @    0%               0        0        0        0        0        0        0        0
                                              ----------------------------------------------------------------------
                                              ----------------------------------------------------------------------

Cash Flow Available for Dividends              11,484   11,786   12,092   12,405   12,641   12,934   13,233   13,540

Dividends Paid (2) @               85%          9,762   10,018   10,278   10,544   10,745   10,994   11,248   11,509

Book Value (for Repurchase)(2)                 41,141   42,909   44,723   46,584   48,480   50,421   52,406   54,437

  Dividends Per Share (3)                      $10.30   $10.57   $10.85   $11.13   $11.34   $11.60   $11.87   $12.15

Book Value per Share (3)                       $43.42   $45.28   $47.20   $49.16   $51.16   $53.21   $55.30   $57.45

Sample Shareholder After-Tax Cash Flows (4):
  Sample 1 - 2 years                             0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
  Sample 2 - 5 years                             0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
  Sample 3 - 10 years                            6.22    47.06     0.00     0.00     0.00     0.00     0.00     0.00
  Sample 4 - 20 years                            6.22     6.38     6.55     6.72     6.85     7.01     7.17     7.34

Months Away                                       102      114      126      138      150      162      174      186
Present Value Factor (5) @         15%         0.3048   .02651   0.2305   0.2004   0.1743   0.1516   0.1318   0.1146
                                              ----------------------------------------------------------------------
                                              ----------------------------------------------------------------------

Present Value for Sample Shareholders:
  Sample 1 - 2 years                            $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00
  Sample 2 - 5 years                            $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00
  Sample 3 - 10 years                           $1.90   $12.47    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00
  Sample 4 - 20 years                           $1.90    $1.69    $1.51    $1.35    $1.19    $1.06    $0.94    $0.84

Value Realized by Sample Shareholders:
  Sample 1 - 2 years
  Sample 2 - 5 years
  Sample 3 - 10 years
  Sample 4 - 20 years


                                                                                            GROWTH
                                                 2014     2015     2016     2017     2018     RATE
                                             ------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)               $25,261   $26,019  $26,800  $27,604  $28,432     3.0%

  New Garage/Building Net Revenue                 281      267      254      241      229
                                             --------------------------------------------

Adjusted EBDIT                                 25,542   26,286   27,054   27,845   28,661

  Interest Expense                                321      221      114        0        0
  Depreciation                                  1,204    1,240    1,277    1,315    1,354
                                             --------------------------------------------

Earnings Before Taxes                          24,338   25,046   25,777   26,530   27,307

  Income Taxes @                   14%          8,275    8,516    8,764    9,020    9,284
                                             --------------------------------------------
                                             --------------------------------------------

Debt-Free Net Income (DFNI)                   $16,063  $16,530  $17,013  $17,510  $18,023
                                             --------------------------------------------
                                             --------------------------------------------

Adjustments:
  Add: Depreciation                             1,204    1,240    1,277    1,315    1,354
  Add: Debt Proceeds (Repayment)               (1,423)  (1,523)  (1,633)       0        0
  Less: Capital Expenditures                   (1,204)  (1,240)  (1,277)  (1,315)  (1,354)
  Working Capital Adjustments @    0%               0        0        0        0        0
                                             --------------------------------------------
                                             --------------------------------------------

Cash Flow Available for Dividends              14,640   15,007   15,380   17,510   18,023

Dividends Paid (2) @               85%         12,444   12,756   13,073   14,884   15,320

Book Value (for Repurchase)(2)                 56,633   58,883   61,190   63,816   65,519

  Dividends Per Share (3)                      $13.13   $13.46   $13.80   $15.71   $16.17

Book Value per Share (3)                       $59.76   $62.14   $64.57   $67.34   $70.20

Sample Shareholder After-Tax Cash Flows (4)
  Sample 1 - 2 years                             0.00     0.00     0.00     0.00     0.00
  Sample 2 - 5 years                             0.00     0.00     0.00     0.00     0.00
  Sample 3 - 10 years                            0.00     0.00     0.00     0.00     0.00
  Sample 4 - 20 years                            7.93     8.13     8.34     9.49    70.37

Months Away                                       198      210      222      234      246
Present Value Factor (5) @         15%         0.0997   0.0867   0.0754   0.0655   0.0570
                                             --------------------------------------------
                                             --------------------------------------------
Present Value for Sample Shareholders:
  Sample 1 - 2 years                            $0.00    $0.00    $0.00    $0.00    $0.00
  Sample 2 - 5 years                            $0.00    $0.00    $0.00    $0.00    $0.00
  Sample 3 - 10 years                           $0.00    $0.00    $0.00    $0.00    $0.00
  Sample 4 - 20 years                           $0.79    $0.70    $0.63    $0.62    $4.01

Value Realized by Sample Shareholders:
  Sample 1 - 2 years
  Sample 2 - 5 years
  Sample 3 - 10 years
  Sample 4 - 20 years


     NOTES:

(1)  Historical EBDIT grown at 3% a year.
(2) Assumes that 85% of available Cash Flow is Distributed to shareholders. Remaining Cash Flow increases (decreases) Book Value of IRA.
(3)  Based upon 947,608 Class B Shares Outstanding.
(4) After tax Cash Flow. Assumes dividends are taxed at 39.6% and Capital Gains at 20%. Basis in Stock is $22.24 (Purchased shares in 1993 or 1994).
(5)  Present Value Factor determined based upon Estimated Equity Rate of Return.

--------------------------------------
SENSITIVITY ANALYSIS -- SHAREHOLDER 3
--------------------------------------

                                Growth Rate (EBDIT)

                       1%        2%        3%        4%        5%        6%
                 ----------------------------------------------------------
          12%      $44.03    $45.92    $47.92    $50.02    $52.23    $54.59
          13%      $41.86    $43.65    $45.55    $47.51    $49.62    $51.82
          14%      $39.84    $41.55    $43.33    $45.22    $47.16    $49.26
PRESENT   15%      $37.99    $39.59    $41.27    $43.04    $44.92    $46.90
  VALUE   16%      $36.26    $37.77    $39.36    $41.05    $42.83    $44.69
 FACTOR   17%      $34.64    $36.10    $37.60    $39.19    $40.88    $42.65
          18%      $33.15    $34.52    $35.96    $37.46    $39.05    $40.73
          19%      $31.77    $33.07    $34.45    $35.88    $37.37    $38.95
          20%      $30.46    $31.69    $33.02    $34.37    $35.81    $37.31
                 ----------------------------------------------------------

----------------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDER CASH FLOW MODEL - NEW STRUCTURE         SHAREHOLDER OWNING A AND B
VALUATION AS OF JULY 1, 1998                                     NEW STRUCTURE
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)                    $22.24 BASIS
---------------------------------------------

                                                        1997      1998      1999      2000      2001      2002      2003      2004
                                                     -----------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $15,283   $15,742   $16,214   $16,700   $17,201   $17,717   $18,249   $18,796

  New Garage/Building Net Revenue                          0         0      (264)     (272)     (441)      776       816       858
                                                     -----------------------------------------------------------------------------
Adjusted EBDIT                                        15,283    15,742    15,950    16,428    16,760    18,493    19,065    19,654

  Interest Expense                                         0     1,163     1,586     1,476     1,357     2,343     2,164     1,973
  Depreciation                                         1,208     1,495     1,606     1,316     1,015     1,042       986     1,114
                                                     -----------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             14,075    13,084    12,758    13,636    14,388    15,108    15,915    16,567

  SAR Cash Payments(2)                                     0         0         0         0         0         0         0         0
  DER Payments(3) @             60%                        0     7,850     7,655     8,181     8,633     9,065     9,549     9,940
                                                     -----------------------------------------------------------------------------

Earnings Before Tax Distributions                     14,075     5,234     5,103     5,455     5,755     6,043     6,366     6,627

  Income Tax Distributions(4) @ 40.00%                 5,630     2,094     2,041     2,182     2,302     2,417     2,547     2,651
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------

Net Income After Tax Distributions                    $8,445    $3,140    $3,062    $3,273    $3,453    $3,626    $3,819    $3,976
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------

Adjustments:                                         YE 1997
                                                     --------
  Add:  Depreciation                                             1,495     1,606     1,316     1,015     1,042       986     1,114
  Less:  Capital Expenditures                                   (8,895)     (773)     (971)  (16,532)     (844)     (869)     (896)
  Add:  Debt Proceeds (Repayment)                     16,609     6,043    (1,574)   (1,684)   14,084    (2,562)   (2,741)   (2,932)
  Less:  New Stock Dividends(5)                                   (812)     (812)     (812)     (812)     (812)     (812)     (812)
  Add:  SAR Accrual Reversal(2)                                      0         0         0         0         0         0         0
  Working Capital Adjustment @   0%                        0         0         0         0         0         0         0         0
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------

After Tax Cash Flow Requirements                      16,609    (2,169)   (1,554)   (2,152)   (2,245)   (3,176)   (3,436)   (3,526)

SAR Value Accrued(2)                                               971     1,508     1,121     1,208       450       383       450

  Per Share SAR Value                                            $1.02     $1.59     $1.18     $1.27     $0.47     $0.40     $0.48

     Cumulative SAR Value Accrued                                $1.02     $2.62     $3.80     $5.07     $5.55     $5.95     $6.43

Non-A B Share Repurchase(6)                           16,609

  DER Per Share                                        $0.00     $8.28     $8.08     $8.63     $9.11     $9.57    $10.08    $10.49

  Make-Whole Dividend                                  $0.00     $2.26     $2.26     $2.26     $2.26     $2.26     $2.26     $2.26

SAR/B Stock Sale Value Realized                        $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00

Sample Shareholder After-Tax Cash Flows(7):
     Sample 1 - 2 years                                 0.00      6.37     34.86      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      6.37      6.24      6.58      6.87     37.54      0.00      0.00
     Sample 3 - 10 years                                0.00      6.37      6.24      6.58      6.87      7.14      7.45      7.70
     Sample 4 - 20 years                                0.00      6.37      6.24      6.58      6.87      7.14      7.45      7.70

Months Away                                                0         6        18        30        42        54        66        78
Present Value Factor(8) @        17.0%                1.0000    0.9245    0.7902    0.6754    0.5772    0.4934    0.4217    0.3604
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------
Present Value For Sample Shareholders:
     Sample 1 - 2 years                                $0.00     $5.89    $27.55     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $0.00     $5.89     $4.93     $4.44     $3.96    $18.52     $0.00     $0.00
     Sample 3 - 10 years                               $0.00     $5.89     $4.93     $4.44     $3.96     $3.53     $3.14     $2.78
     Sample 4 - 20 years                               $0.00     $5.89     $4.93     $4.44     $3.96     $3.53     $3.14     $2.78


Value Realized by Sample Shareholders:
     Sample 1 - 2 years                                         $33.44
                                                               -------
                                                               -------
     Sample 2 - 5 years                                         $37.74
                                                               -------
                                                               -------
     Sample 3 - 10 years                                        $42.27
                                                               -------
                                                               -------
     Sample 4 - 20 years                                        $48.63
                                                               -------
                                                               -------


                                                        2005      2006      2007      2008      2009      2010      2011      2012
                                                     -----------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $19,360   $19,941   $20,539   $21,155   $21,790   $22,444   $23,117   $23,811

  New Garage/Building Net Revenue                        901       257       282       308       335       345       328       312
                                                     -----------------------------------------------------------------------------
Adjusted EBDIT                                        20,261    20,198    20,821    21,463    22,125    22,789    23,445    24,123

  Interest Expense                                     1,768     1,547     1,313     1,061       957       846       728       601
  Depreciation                                         1,139     1,164     1,190     1,217     1,245     1,078     1,102     1,135
                                                     -----------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             17,354    17,487    18,318    19,185    19,923    20,873    21,615    22,387

  SAR Cash Payments(2)                                     0         0       971     1,508     1,121     1,208       450       383
  DER Payments(3) @             60%                   10,413    10,492    10,991    11,511    11,954    12,524    12,969    13,432
                                                     -----------------------------------------------------------------------------

Earnings Before Tax Distributions                      6,941     6,995     6,357     6,166     6,848     7,141     8,196     8,572

  Income Tax Distributions(4) @ 40.00%                 2,776     2,798     2,543     2,466     2,739     2,857     3,278     3,429
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------

Net Income After Tax Distribution                     $4,165    $4,197    $3,814    $3,700    $4,109    $4,284    $4,918    $5,143
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------

Adjustments:
  Add:  Depreciation                                   1,139     1,164     1,190     1,217     1,245     1,070     1,102     1,135
  Less:  Capital Expenditures                           (922)     (950)     (979)   (1,008)   (1,038)   (1,070)   (1,102)   (1,135)
  Add:  Debt Proceeds (Repayment)                     (3,137)   (3,358)   (3,594)   (1,479)   (1,583)   (1,694)   (1,812)   (1,939)
  Less:  New Stock Dividends(5)                         (812)     (812)     (812)     (812)     (812)     (812)     (812)     (812)
  Add:  SAR Accrual Reversal(2)                            0         0       971     1,508     1,121     1,208       450       383
  Working Capital Adjustment @   0%                        0         0         0         0         0         0         0         0
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------

After Tax Cash Flow Requirements                      (3,732)   (3,956)   (3,224)     (574)   (1,067)   (1,298)   (2,174)   (2,368)


SAR Value Accrued(2)                                     433       241       589     3,126     3,042     2,986     2,744     2,775

  Per Share SAR Value                                  $0.46     $0.25     $0.62     $3.30     $3.21     $3.15     $2.90     $2.93

     Cumulative SAR Value Accrued                      $6.88     $7.14     $6.74     $8.45    $10.48    $12.36    $14.79    $17.31

Non-A B Share Repurchase(6)

  DER Per Share                                       $10.99    $11.07    $11.60    $12.15    $12.61    $13.22    $13.69    $14.17

  Make-Whole Dividend                                  $2.26     $2.26     $2.26     $2.26     $2.26     $2.26     $2.26     $2.26

SAR/B Stock Sale Value Realized                        $0.00     $0.00     $1.02     $1.59     $1.18     $1.27     $0.47     $0.40

Sample Shareholder After-Tax Cash Flows(7):
     Sample 1 - 2 years                                 0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 3 - 10 years                                8.00      8.05     40.10      0.00      0.00      0.00      0.00      0.00
     Sample 4 - 20 years                                8.00      8.05      8.99      9.66      9.69     10.12      9.92     10.16

Months Away                                               90       102       114       126       138       150       162       174
Present Value Factor(8) @        17.0%                0.3080    0.2633    0.2250    0.1923    0.1644    0.1405    0.1201    0.1026
                                                     -----------------------------------------------------------------------------

Present Value For Sample Shareholders:
     Sample 1 - 2 years                                $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 3 - 10 years                               $2.46     $2.12     $9.02     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                               $2.46     $2.12     $2.02     $1.86     $1.59     $1.42     $1.19     $1.04


                                                                                                                  GROWTH
                                                        2013      2014      2015      2016      2017      2018      RATE
                                                     --------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $24,525   $25,261   $26,019   $26,800   $26,604   $28,432      3.0%

  New Garage/Building Net Revenue                        296       281       267       254       241       229
                                                     ----------------------------------------------------------
Adjusted EBDIT                                        24,821    25,542    26,286    27,054    27,845    28,661

  Interest Expense                                       466       321       221       114         0         0
  Depreciation                                         1,169     1,204     1,240     1,277     1,315     1,354
                                                     ----------------------------------------------------------

Earnings Before MAP and Tax Distributions             23,186    24,017    24,825    25,663    26,530    27,307

  SAR Cash Payments(2)                                   450       433       241       589     3,126     3,042
  DER Payments(3)@               60%                  13,912    14,410    14,895    15,398    15,918    16,384
                                                     ----------------------------------------------------------

Earnings Before Tax Distributions                      8,824     9,174     9,689     9,676     7,486     7,881

  Income Tax Distributions(4) @  40.00%                3,530     3,669     3,875     3,870     2,994     3,153
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

Net Income After Tax Distribution                     $5,294    $5,505    $5,814    $5,806    $4,492    $4,728
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

Adjustments:
  Add:  Depreciation                                   1,169     1,204     1,240     1,277     1,315     1,354
  Less:  Capital Expenditures                         (1,169)   (1,204)   (1,240)   (1,277)   (1,315)   (1,354)
  Add:  Debt Proceeds (Repayment)                     (2,070)   (1,423)   (1,523)   (1,633)        0         0
  Less:  New Stock Dividends(5)                         (812)     (812)     (812)     (812)     (812)     (812)
  Add:  SAR Accrual Reversal(2)                          450       433       241       589     3,126     3,042
  Working Capital Adjustment @   0%                        0         0         0         0         0         0
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

After Tax Cash Flow Requirements                      (2,432)   (1,802)   (2,094)   (1,856)    2,314     2,229


SAR Value Accrued(2)                                   2,862     3,702     3,719     3,949     6,806     6,958

  Per Share SAR Value                                  $3.02     $3.91     $3.92     $4.17     $7.18     $7.34

     Cumulative SAR Value Accrued                     $19.85    $23.30    $26.98    $30.52    $34.41    $38.54

Non-A B Share Repurchase(6)

  DER Per Share                                       $14.68    $15.21    $15.72    $16.25    $16.80    $17.29

  Make-Whole Dividend                                  $2.26     $2.26     $2.26     $2.26     $2.26     $2.26

SAR/B Stock Sale Value Realized                        $0.48     $0.46     $0.25     $0.62     $3.30     $3.21

Sample Shareholder After-Tax Cash Flows(7):
     Sample 1 - 2 years                                 0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      0.00      0.00      0.00      0.00      0.00
     Sample 3 - 10 years                                0.00      0.00      0.00      0.00      0.00      0.00
     Sample 4 - 20 years                               10.52     10.83     11.01     11.55     13.50     64.05

Months Away                                              186       198       210       222       234       246
Present Value Factor(8) @        17.0%                0.0877    0.0750    0.0641    0.0548    0.0468    0.0400
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

Present Value For Sample Shareholders:
     Sample 1 - 2 years                                 0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      0.00      0.00      0.00      0.00      0.00
     Sample 3 - 10 years                                0.00      0.00      0.00      0.00      0.00      0.00
     Sample 4 - 20 years                               $0.92     $0.81     $0.71     $0.63     $0.63     $2.56


     NOTES:

(1)  Historical EBDIT grown at 3% a year.
(2) Assumes all Debt-Free Cash Flow after Stock 8% Dividends accrue to the SARs. After ten years, accrual is reversed and paid in cash (and expensed).
(3) DERs assumed to equal 60% of Earnings Before Taxes. Maximum DER payment which allows for all cash flow items to be covered by current cash flows.
(4) Distributions to S-Corporation shareholders to cover their corporate tax liability.
(5) Make-whole dividend on S-Corporation stock calculated as 8% multiplied by $28.24 stipulated price multiplied by 359,584 shares issued.
(6) Based upon 588,149 Class B Shares not owned by A shareholders and a price of $28.24.
(7) After tax Cash Flow. Assumes dividends are taxed at 39.6% and Capital Gains at 20%. Basis in Stock is $22.24 (Purchased shares in 1993 or 1994).
(8) Present Value Factor determined based upon Estimated Equity Rate of Return Incremental 2% added to reflect risk of additional debt employed.

    ---------------------------------------
     SENSITIVITY ANALYSIS -- SHAREHOLDER 3
    ----------------------------------------


                                Growth Rate (EBDIT)

                        1%      2%      3%      4%      5%      6%
           ----------------------------------------------------------
            14%     $44.17  $46.15  $48.24  $50.45  $52.76  $55.19
            15%     $42.28  $44.15  $46.11  $48.18  $50.36  $52.67
            16%     $40.50  $42.26  $44.11  $46.09  $48.14  $50.32
PERCENT     17%     $38.84  $40.50  $42.27  $44.13  $46.09  $48.13
  VALUE     18%     $37.29  $38.89  $40.55  $42.31  $44.16  $46.09
 FACTOR     19%     $35.86  $37.38  $38.96  $40.60  $42.36  $44.20
            20%     $34.53  $35.93  $37.43  $39.03  $40.68  $42.43
            21%     $33.24  $34.59  $36.02  $37.53  $39.10  $40.74
            22%     $32.07  $33.35  $34.69  $36.11  $37.62  $39.19
           -------------------------------------------------------

----------------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDER CASH FLOW MODEL -- STATUS QUO             SHAREHOLDER OWNING A AND B
VALUATIONS AS OF JULY 1, 1998                                        STATUS QUO
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)                       $2.00 BASIS
----------------------------------------------

                                               1997    1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
                                         ------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)            $15,283 $15,742 $16,214 $16,700 $17,201 $17,717 $18,249 $18,796 $19,360 $19,941 $20,539

   New Garage/Building Net Revenue                0       0    (264)   (272)   (441)    776     816     858     901     257     282
                                         ------------------------------------------------------------------------------------------

Adjusted EBDIT                               15,283  15,742  15,950  16,428  16,760  18,493  19,065  19,654  20,261  20,198  20,821

   Interest Expense                               0       0     507     487     465   1,554   1,485   1,412   1,333   1,248   1,158
   Depreciation                               1,208   1,495   1,606   1,316   1,015   1,042     986   1,114   1,139   1,164   1,190
                                         ------------------------------------------------------------------------------------------

Earnings Before Taxes                        14,075  14,247  14,344  15,112  15,745  17,451  18,079  18,540  19,122  19,034  19,631

   Income Taxes @                34%          4,786   4,844   4,877   5,138   5,353   5,933   6,147   6,304   6,502   6,472   6,675
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                  $9,289  $9,403  $9,467  $9,974 $10,392 $11,518 $11,932 $12,236 $12,620 $12,562 $12,956
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------

Adjustments:
   Add: Depreciation                                  1,495   1,606   1,316   1,015   1,042     986   1,114   1,139   1,164   1,190
   Add: Debt Proceeds (Repayment)                     7,245    (288)   (308) 15,557    (986) (1,055) (1,128) (1,207) (1,292) (1,382)
   Less: Capital Expenditure                         (8,895)   (773)   (971)(16,532)   (844)   (869)   (896)   (922)   (950)   (979)
   Wordking Capital Adjustment @ 0%                       0       0       0       0       0       0       0       0       0       0
                                                   --------------------------------------------------------------------------------
                                                   --------------------------------------------------------------------------------

Cash Flow Available for Dividends                     9,248  10,011  10,010  10,432  10,730  10,995  11,326  11,630  11,484  11,786

   Dividends Paid (2) @          85%                  7,861   8,509   8,509   8,867   9,120   9,345   9,627   9,886   9,762  10,018

Book Value (for Repurchase) (2)              26,760  28,147  29,650  31,151  32,716  34,325  35,975  37,674  39,419  41,141  42,909

   Dividends Per Share (3)                            $8.30   $8.98   $8.98   $9.36   $9.62   $9.86  $10.16  $10.43  $10.30  $10.57

Book Value per Share (3)                     $28.24  $29.70  $31.29  $32.87  $34.52  $36.22  $37.96  $39.76  $41.60  $43.42  $45.28

Sample Shareholder After-Tax Cash Flows (4):
   Sample 1-2 years                                    5.01   30.86    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00
   Sample 2-5 years                                    5.01    5.42    5.42    5.65   35.19    0.00    0.00    0.00    0.00    0.00
   Sample 3-10 years                                   5.01    5.42    5.42    5.65    5.81    5.96    6.14    6.30    6.22   43.01
   Sample 4-20 years                                   5.01    5.42    5.42    5.65    5.81    5.96    6.14    6.30    6.22    6.38

Months Away                                               6      18      30      42      54      66      78      90     102     114
Present Value Factor (5) @       15%                 0.9325  0.8109  0.7051  0.6131  0.5332  0.4636  0.4031  0.3506  0.3048  0.2651
                                                   --------------------------------------------------------------------------------
                                                   --------------------------------------------------------------------------------

Value Realized for Sample Shareholders:
   Sample 1-2 years                                   $4.67  $25.02   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00
   Sample 2-5 years                                   $4.67   $4.40   $3.82   $3.47  $18.76   $0.00   $0.00   $0.00   $0.00   $0.00
   Sample 3-10 years                                  $4.67   $4.40   $3.82   $3.47   $3.10   $2.76   $2.47   $2.21   $1.90  $11.40
   Sample 4-20 years                                  $4.67   $4.40   $3.82   $3.47   $3.10   $2.76   $2.47   $2.21   $1.90   $1.69

Value Realized by Sample Shareholders:
   Sample 1-2 years                                  $29.69
                                                   --------
                                                   --------
   Sample 2-5 years                                  $35.12
                                                   --------
                                                   --------
   Sample 3-10 years                                 $48.20
                                                   --------
                                                   --------
   Sample 4-20 years                                 $43.90
                                                   --------
                                                   --------

                                                                                                                              GROWTH
                                         2008    2009    2010    2011    2012    2013    2014    2015    2016    2017    2018   RATE
                                       ---------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)      $21,155 $21,790 $22,444 $23,117 $23,811 $24,525 $25,261 $26,019 $26,800 $27,604 $28,432  3.0%

   New Garage/Building Net Revenue        308     335     345     328     312     296     281     267     254     241     229
                                      ----------------------------------------------------------------------------------------

Adjusted EBDIT                         21,463  22,125  22,789  23,445  24,123  24,821  25,542  26,286  27,054  27,845  28,661

   Interest Expense                     1,061     957     846     728     601     466     321     221     114       0       0
   Depreciation                         1,217   1,245   1,070   1,102   1,135   1,169   1,204   1,240   1,277   1,315   1,354
                                      ----------------------------------------------------------------------------------------

Earnings Before Taxes                  20,246  20,880  21,719  22,343  22,988  23,652  24,338  25,046  25,777  26,530  27,307

   Income Taxes @               34%     6,884   7,099   7,384   7,597   7,816   8,042   8,275   8,516   8,764   9,020   9,284
                                      ----------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)           $13,362 $13,781 $14,335 $14,746 $15,172 $15,610 $16,063 $16,530 $17,013 $17,510 $18,023
                                      ----------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------

Adjustments:
   Add: Depreciation                    1,217   1,245   1,070   1,102   1,135   1,169   1,204   1,240   1,277   1,315   1,354
   Add: Debt Proceeds (Repayment)      (1,479) (1,583) (1,694) (1,812) (1,939) (2,070) (1,423) (1,523) (1,633)      0       0
   Less: Capital Expenditure           (1,008) (1,038) (1,070) (1,102) (1,135) (1,169) (1,204) (1,240) (1,277) (1,315) (1,354)
   Wordking Capital Adjustment @ 0%         0       0       0       0       0       0       0       0       0       0       0
                                      ----------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------

Cash Flow Available for Dividends      12,092  12,405  12,641  12,934  13,233  13,540  14,640  15,007  15,380  17,510  18,023

   Dividends Paid (2) @         85%    10,278  10,544  10,745  10,994  11,248  11,509  12,444  12,756  13,073  14,884  15,320

Book Value (for Repurchase) (2)        44,723  46,584  48,480  50,421  52,406  54,437  56,633  58,883  61,190  63,816  66,519

   Dividends Per Share (3)             $10.85  $11.13  $11.34  $11.60  $11.87  $12.15  $13.13  $13.46  $13.80  $15.71  $16.17

Book Value per Share (3)               $47.20  $49.16  $51.16  $53.21  $55.30  $57.45  $59.76  $62.14  $64.57  $67.34  $70.20

Sample Shareholder After-Tax Cash
   Flows (4):
   Sample 1-2 years                      0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00
   Sample 2-5 years                      0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00
   Sample 3-10 years                     0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00
   Sample 4-20 years                     6.55    6.72    6.85    7.01    7.17    7.34    7.93    8.13    8.34    9.49   66.33

Months Away                               126     138     150     162     174     186     198     210     222     234     246
Present Value Factor (5) @      15%    0.2305  0.2004  0.1743  0.1516  0.1318  0.1146  0.0997  0.0867  0.0754  0.0655  0.0570
                                      ----------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------

Value Realized for Sample Shareholders
   Sample 1-2 years                     $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00
   Sample 2-5 years                     $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00
   Sample 3-10 years                    $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00
   Sample 4-20 years                    $1.51   $1.35   $1.19   $1.06   $0.94   $0.84   $0.79   $0.70   $0.63   $0.62   $3.78

Value Realized by Sample Shareholders:
   Sample 1-2 years
   Sample 2-5 years
   Sample 3-10 years
   Sample 4-20 years


Notes:

(1) Historical EBDIT grown at 3% a year.
(2) Assumes that 85% of available Cash Flow is Distributed to shareholders. Remaining Cash Flow increases (decreases) Book Value of IRA.
(3) Based upon 947,608 Class B Shares Outstanding.
(4) After tax Cash Flow. Assumes dividends are taxed at 39.6% and Capital Gains at 20%. Basis in Stock is $2.00 (Purchase original B Shares in 1981).
(5) Percent Value Factor determined based upon Estimated Equity Rate of Return.


  ---------------------------------------
   SENSITIVITY ANALYSIS -- SHAREHOLDER 3
  ---------------------------------------

                              Growth Rate (EBDIT)

                    1%      2%      3%      4%      5%      6%
                  ----------------------------------------------
             12%  $42.65  $44.54  $46.54  $48.64  $50.85  $53.21
             13%  $40.60  $42.38  $44.28  $46.25  $48.36  $50.55
             14%  $38.67  $40.38  $42.17  $44.05  $46.00  $48.10
PERCENT      15%  $36.92  $38.51  $40.20  $41.97  $43.85  $45.83
  VALUE      16%  $35.27  $36.78  $38.37  $40.06  $41.84  $43.70
 FACTOR      17%  $33.73  $35.19  $36.69  $38.28  $39.97  $41.74
             18%  $32.31  $33.68  $35.12  $36.62  $38.21  $39.89
             19%  $31.00  $32.29  $33.67  $35.10  $36.59  $38.18
             20%  $29.75  $30.97  $32.31  $33.65  $35.09  $36.59
                  ----------------------------------------------

---------------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDER CASH FLOW MODEL -- NEW STRUCTURE          SHAREHOLDER OWNING A AND B
VALUATION AS OF JULY 1, 1998                                       NEW STRUCTURE
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)                       $2.00 BASIS
---------------------------------------------

                                                         1997     1998     1999     2000     2001     2002     2003     2004
                                                      -----------------------------------------------------------------------
Earnings Before Depreciation,
    Interest and Taxes (EBDIT)(1)                     $15,283  $15,742  $16,214  $16,700  $17,201  $17,717  $18,249  $18,796

    New Garage/Building Net Revenue                         0        0     (264)    (272)    (441)     776      816      858
                                                      -----------------------------------------------------------------------

Adjusted EBDIT                                         15,283   15,742   15,950   16,428   16,760   18,493   19,065   19,654

    Interest Expense                                        0    1,163    1,586    1,476    1,357    2,343    2,164    1,973
    Depreciation                                        1,208    1,495    1,606    1,316    1,015    1,042      986    1,114
                                                      -----------------------------------------------------------------------

Earnings Before MAP and Tax Distributions              14,075   13,084   12,758   13,636   14,388   15,108   15,915   16,567

    SAR Cash Payments (2)                                   0        0        0        0        0        0        0        0
    DER Payments (1)  @            60%                      0    7,850    7,655    8,181    8,633    9,065    9,549    9,940
                                                      -----------------------------------------------------------------------

Earnings Before Tax Distributions                      14,075    5,234    5,103    5,455    5,755    6,043    6,366    6,627

    Income Tax Distributions (4) @ 40.0%                5,630    2,094    2,041    2,182    2,302    2,417    2,547    2,651
                                                      -----------------------------------------------------------------------
                                                      -----------------------------------------------------------------------

Net Income After Tax Distributions                     $8,445   $3,140   $3,062   $3,273   $3,453   $3,626   $3,819   $3,976
                                                      -----------------------------------------------------------------------
                                                      -----------------------------------------------------------------------

Adjustments:                                          YE1997
                                                      ------
    Add: Depreciation                                            1,495    1,606    1,316    1,015    1,042      986    1,114
    Less: Capital Expenditures                                  (8,895)    (773)    (971) (16,532)    (844)    (869)    (896)
    Add: Debt Proceeds (Repayment)                     16,609    6,043   (1,574)  (1,684)   14,084  (2,562)  (2,741)  (2,932)
    Less: New Stock Dividends (5)                                 (812)    (812)    (812)    (812)    (812)    (812)    (812)
    Add: SAR Accural Reversal (2)                                    0        0        0        0        0        0        0
    Working Capital Adjustment @   0%                       0        0        0        0        0        0        0        0
                                                      -----------------------------------------------------------------------
                                                      -----------------------------------------------------------------------

After Tax Cash Flow Requirements                       16,609   (2,169)  (1,554)  (2,152)  (2,245)  (3,176)  (3,436)  (3,526)

SAR Value Accrued (2)                                              971    1,508    1,121    1,208      450      383      450

    Per Share SAR Value                                          $1.02    $1.59    $1.18    $1.27    $0.47    $0.40    $0.48

       Cummulative SAR Value Accrued                             $1.02    $2.62    $3.80    $5.07    $5.55    $5.95    $6.43

Non-A B Share Repurchase (6)                           16,609

    DER Per Share                                       $0.00    $8.28    $8.08    $8.63    $9.11    $9.57   $10.08   $10.49

    Make-Whole Dividend                                 $0.00    $2.26    $2.26    $2.26    $2.26    $2.26    $2.26    $2.26

SAR/B Stock Sale Value Realized                         $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                   0.00     6.37    30.82     0.00     0.00     0.00     0.00     0.00
    Sample 2 - 5 years                                   0.00     6.37     6.24     6.58     6.87    33.49     0.00     0.00
    Sample 3 - 10 years                                  0.00     6.37     6.24     6.58     6.87     7.14     7.45     7.70
    Sample 4 - 20 years                                  0.00     6.37     6.24     6.58     6.87     7.14     7.45     7.70

Months Away                                                 0        6       18       30       42       54       66       73
Present Value Factor (8) @         17.0%               1.0000   0.9245   0.7902   0.6754   0.5772   0.4934   0.4217   0.3604
                                                      -----------------------------------------------------------------------
                                                      -----------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                  $0.00    $5.89   $24.35    $0.00    $0.00    $0.00    $0.00    $0.00
    Sample 2 - 5 years                                  $0.00    $5.89    $4.93    $4.44    $3.96   $16.52    $0.00    $0.00
    Sample 3 - 10 years                                 $0.00    $5.89    $4.93    $4.44    $3.96    $3.53    $3.14    $2.78
    Sample 4 - 20 years                                 $0.00    $5.89    $4.93    $4.44    $3.96    $3.53    $3.14    $2.78

Value Realized by Sample Shareholders:
    Sample 1 - 2 years                                         $38.24
                                                              -------
                                                              -------
    Sample 2 - 5 years                                         $35.74
                                                              -------
                                                              -------
    Sample 3 - 10 years                                        $41.36
                                                              -------
                                                              -------
    Sample 4 - 20 years                                        $48.47
                                                              -------
                                                              -------

                                                        2005     2006     2007     2008     2009     2010     2011     2012
                                                    ------------------------------------------------------------------------
Earnings Before Depreciation,
    Interest and Taxes (EBDIT)(1)                    $19,360  $19,941  $20,539  $21,155  $21,790  $22,444  $23,117  $23,811

    New Garage/Building Net Revenue                      901      257      282      308      335      345      328      312
                                                    ------------------------------------------------------------------------

Adjusted EBDIT                                        20,261   20,198   20,821   21,463   22,125   22,789   23,445   24,123

    Interest Expense                                   1,768    1,547    1,313    1,061      957      846      728      601
    Depreciation                                       1,139    1,164    1,190    1,217    1,245    1,070    1,102    1,135
                                                    ------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             17,354   17,487   18,318   19,185   19,923   20,873   21,615   22,387

    SAR Cash Payments (2)                                  0        0      971    1,508    1,121    1,208      450      383
    DER Payments (1)  @           60%                 10,413   10,492   10,991   11,511   11,954   12,524   12,969   13,432
                                                    ------------------------------------------------------------------------

Earnings Before Tax Distributions                      6,941    6,995    6,357    6,166    6,848    7,141    8,196    8,572

    Income Tax Distributions (4) @ 40.0%               2,776    2,798    2,543    2,466    2,739    2,857    3,278    3,429
                                                    ------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------

Net Income After Tax Distrubutions                    $4,165   $4,197   $3,814   $3,700   $4,109   $4,284   $4,918   $5,143
                                                    ------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------

Adjustments:
    Add: Depreciation                                  1,139    1,164    1,190    1,217    1,245    1,070    1,102    1,135
    Less: Capital Expenditures                          (922)    (950)    (979)  (1,008)  (1,038)  (1,070)  (1,102)  (1,135)
    Add: Debt Proceeds (Repayment)                    (3,137)  (3,358)  (3,594)  (1,479)  (1,583)  (1,694)  (1,812)  (1,939)
    Less: Nwe Stock Dividends (5)                       (812)    (812)    (812)    (812)    (812)    (812)    (812)    (812)
    Add: SAR Accural Reversal (2)                          0        0      971    1,508    1,121    1,208      450      383
    Working Capital Adjustment @ 0%                        0        0        0        0        0        0        0        0
                                                    ------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------

After Tax Cash Flow Requirements                      (3,732)  (3,956)  (3,224)    (574)  (1,067)  (1,298)  (2,174)  (2,368)

SAR Value Accrued (2)                                    433      241      589    3,126    3,042    2,986    2,744    2,755

    Per Share SAR Value                                $0.46    $0.25    $0.62    $3.30    $3.21    $3.15    $2.90    $2.93

       Cummulative SAR Value Accrued                   $6.88    $7.14    $6.74    $8.45   $10.48   $12.36   $14.79   $17.31

Non-A B Share Repurchase (6)

    DER Per Share                                     $10.99   $11.07   $11.60   $12.15   $12.61   $13.22   $13.69   $14.17

    Make-Whole Dividend                                $2.26    $2.26    $2.26    $2.26    $2.26    $2.26    $2.26    $2.26

SAR/B Stock Sale Value Realized                        $0.00    $0.00    $1.02    $1.59    $1.18    $1.27    $0.47    $0.40

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
    Sample 2 - 5 years                                  0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
    Sample 3 - 10 years                                 8.00     8.05    36.05     0.00     0.00     0.00     0.00     0.00
    Sample 4 - 20 years                                 8.00     8.05     8.99     9.66     9.69    10.12     9.92    10.16

Months Away                                               90      102      114      126      138      150      162      174
Present Value Factor (8) @       17.0%                0.3080   0.2633   0.2250   0.1923   0.1644   0.1201   0.1405   0.1026
                                                    ------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00
    Sample 2 - 5 years                                 $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00    $0.00
    Sample 3 - 10 years                                $2.46    $2.12    $8.11    $0.00    $0.00    $0.00    $0.00    $0.00
    Sample 4 - 20 years                                $2.46    $2.12    $2.02    $1.86    $1.59    $1.42    $1.19    $1.04

Value Realized by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years

                                                                                                          GROWTH
                                                      2013     2014     2015     2016     2017     2018     RATE
                                                   -------------------------------------------------------------
Earnings Before Depreciation,
    Interest and Taxes (EBDIT)(1)                  $24,525  $25,261  $26,019  $26,800    $27,604  $28,432   3.0%

    New Garage/Building Net Revenue                    296      281      267      254        241      229
                                                   ------------------------------------------------------

Adjusted EBDIT                                      24,821   25,542   26,286   27,054     27,845   28,661

    Interest Expense                                   466      321      221      114          0        0
    Depreciation                                     1,169    1,204    1,240    1,277      1,315    1,354
                                                   ------------------------------------------------------

Earnings Before MAP and Tax Distributions           23,186   24,017   24,825   25,663     26,530   27,307

    SAR Cash Payments (2)                              450      433      241      589      3,126    3,042
    DER Payments (1)  @           60%               13,912   14,410   14,895   15,398     15,918   16,384
                                                    ------------------------------------------------------

Earnings Before Tax Distributions                    8,824    9,174    9,689    9,676      7,486    7,881

    Income Tax Distributions (4) @ 40.0%             3,530    3,669    3,875    3,870      2,994    3,153
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------

Net Income After Tax Distrubutions                  $5,294   $5,505   $5,814   $5,806     $4,492   $4,728
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------

Adjustments:
    Add: Depreciation                                1,169    1,204    1,240    1,277      1,315    1,354
    Less: Capital Expenditures                      (1,169)  (1,204)  (1,240)  (1,277)    (1,315)  (1,354)
    Add: Debt Proceeds (Repayment)                  (2,070)  (1,423)  (1,523)  (1,633)         0        0
    Less: Nwe Stock Dividends (5)                     (812)    (812)    (812)    (812)      (812)    (812)
    Add: SAR Accural Reversal (2)                      450      433      241      589      3,126    3,042
    Working Capital Adjustment @ 0%                      0        0        0        0          0        0
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------

After Tax Cash Flow Requirements                    (2,432)  (1,802)  (2,094)  (1,856)     2,314    2,229

SAR Value Accrued (2)                                2,862    3,702    3,719    3,949      6,806    6,958

    Per Share SAR Value                              $3.02    $3.91    $3.92    $4.17      $7.18    $7.34

       Cummulative SAR Value Accrued                $19.85   $23.30   $26.98   $30.52     $34.41   $38.54

Non-A B Share Repurchase (6)

    DER Per Share                                   $14.68   $15.21   $15.72   $16.25     $16.80   $17.29

    Make-Whole Dividend                              $2.26    $2.26    $2.26    $2.26      $2.26    $2.26

SAR/B Stock Sale Value Realized                      $0.48    $0.46    $0.25    $0.62      $3.30    $3.21

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                0.00     0.00     0.00     0.00       0.00     0.00
    Sample 2 - 5 years                                0.00     0.00     0.00     0.00       0.00     0.00
    Sample 3 - 10 years                               0.00     0.00     0.00     0.00       0.00     0.00
    Sample 4 - 20 years                              10.52    10.83    11.01    11.55      13.50    60.00

Months Away                                            186      198      210      222        234      246
Present Value Factor (8) @       17.0%              0.0877   0.0750   0.0641   0.0548     0.0468   0.0400
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                               $0.00    $0.00    $0.00    $0.00      $0.00    $0.00
    Sample 2 - 5 years                               $0.00    $0.00    $0.00    $0.00      $0.00    $0.00
    Sample 3 - 10 years                              $0.00    $0.00    $0.00    $0.00      $0.00    $0.00
    Sample 4 - 20 years                              $0.92    $0.81    $0.71    $0.63      $0.61    $2.40

Value Realized by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years

   NOTES:

(1) Historical EBDIT grown at 3% a year.
(2) Assumes all Debt-Free Cash Flow after Stock 8% Dividends accrue to the
       SARs. After ten years, accrual is reversed and paid in cash (and expensed).
(3) DERs assumed to equal 60% of Earnings Before Taxes. Maximum DER payment which allows for all cash flow items to be covered by current cash flows.
(4) Distributions to S-Corporation shareholders to cover their corporate tax liability.
(5) Make-whole dividend on S-Corporation stock calculated as 8% multiplied by $28.24 stipulated price multiplied by 359,584 share issued.
(6) Based upon 588,149 Clas B Shares not owned by A shareholders and a price of $28.24.
(7) After tax Cash Flow. Assumes dividends are taxed at 29.6% and Capital
       Gains at 20%. Basis in Stock is $2.00 (Purchased original B Shares in
       1981).
(8) Present Value Factor determined based upon Estimated Equity Rate of
       Return Incremental 2% added to reflect risk of additional debt employed.

   ---------------------------------------
    SENSITIVITY ANALYSIS -- SHAREHOLDER 3
   ---------------------------------------

                                           Growth Rate (EBDIT)

                        1%       2%       3%       4%       5%       6%
                    ---------------------------------------------------
              14%   $43.01   $44.98   $47.07   $49.28   $51.59   $54.03
              15%   $41.20   $43.08   $45.04   $47.11   $49.29   $51.60
              16%   $39.52   $41.28   $43.12   $45.10   $47.15   $49.33
PRESENT       17%   $37.93   $39.59   $41.36   $43.22   $45.18   $47.22
  VALUE       18%   $36.45   $38.05   $39.71   $41.47   $43.32   $45.25
 FACTOR       19%   $35.08   $36.60   $38.19   $39.83   $41.59   $43.42
              20%   $33.81   $35.21   $36.72   $38.31   $39.96   $41.72
              21%   $32.58   $33.93   $35.35   $36.87   $38.43   $40.08
              22%   $31.46   $32.71   $34.08   $35.50   $37.01   $38.57
                    ---------------------------------------------------

-----------------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDER CASH FLOW MODEL - STATUS QUO                              A SHARES
VALUATION AS OF JULY 1, 1998                                         STATUS QUO
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)                    $111.20 BASIS
-----------------------------------------------

                                            1997      1998      1999      2000      2001      2002      2003      2004      2005
                                         -------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)           $15,283   $15,742   $16,214   $16,700   $17,201   $17,717   $18,249   $18,796   $19,360

   New Garage/Building Net Revenue               0         0      (264)     (272)     (441)      776       816       858       901
                                         -------------------------------------------------------------------------------------------

Adjusted EBDIT                              15,283    15,742    15,950    16,428    16,760    18,493    19,065    19,654    20,261

   Interest Expense                              0         0       507       487       465     1,554     1,485     1,412     1,333
   Depreciation                              1,208     1,495     1,606     1,316     1,015     1,042       986     1,114     1,139
                                         -------------------------------------------------------------------------------------------

Earnings Before Taxes                       14,075    14,247    14,344    15,112    15,745    17,451    18,079    18,540    19,122

   Income Taxes @                34%         4,786     4,844     4,877     5,138     5,353     5,933     6,147     6,304     6,502
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                 $9,289    $9,403    $9,467    $9,974   $10,392   $11,518    11,932   $12,236   $12,620
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Adjustments
   Add: Depreciation                                   1,495     1,606     1,316     1,015     1,042       986     1,114     1,139
   Add: Debt Proceeds (Repayment)                      7,245      (288)     (308)   15,557      (986)   (1,055)   (1,128)   (1,207)
   Less: Capital Expenditures                         (8,895)     (773)     (971)  (16,532)     (844)     (869)     (896)     (922)
   Working Capital Adjustment @   0%                       0         0         0         0         0         0         0         0
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------

Cash Flow Available for Dividends                      9,248    10,011    10,010    10,432    10,730    10,995    11,326    11,630

   Dividends Paid (2) @          85%                   7,861     8,509     8,509     8,867     9,120     9,345     9,627     9,886

Book Value (for Repurchase)(2)              26,760    28,147    29,650    31,151    32,716    34,325    35,975    37,674    39,419

   Dividends Per Share (3)                             $8.30     $8.98     $8.98     $9.36     $9.62     $9.86    $10.16    $10.43

Book Value per B Share (3)                  $28.24    $29.70    $31.29    $32.87    $34.52    $36.22    $37.96    $39.76    $41.60

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                                 0.00    147.40      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      0.00      0.00      0.00    167.12      0.00      0.00      0.00
     Sample 3 - 10 years                                0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 4 - 20 years                                0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00

Months Away                                                6        18        30        42        54        66        78        90
Present Value Factor (5) @       15%                  0.9325    0.8109    0.7051    0.6131    0.5332    0.4636    0.4031    0.3506
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                                $0.00   $119.53     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $0.00     $0.00     $0.00     $0.00    $89.11     $0.00     $0.00     $0.00
     Sample 3 - 10 years                               $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                               $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00

Value Realized By Sample Shareholders:
     Sample 1 - 2 years                                        $119.53
                                                             ---------
                                                             ---------
     Sample 2 - 5 years                                         $89.11
                                                             ---------
                                                             ---------
     Sample 3 - 10 Years                                        $53.91
                                                             ---------
                                                             ---------
     Sample 4 - 20 Years                                        $17.27
                                                             ---------
                                                             ---------


                                            2006      2007      2008      2009      2010      2011      2012      2013      2014
                                         -------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)           $19,941   $20,539   $21,155   $21,790   $22,444   $23,117   $23,811   $24,525   $25,261

   New Garage/Building Net Revenue             257       282       308       335       345       328       312       296       281
                                         -------------------------------------------------------------------------------------------

Adjusted EBDIT                              20,198    20,821    21,463    22,125    22,789    23,445    24,123    24,821    25,542

   Interest Expense                          1,248     1,158     1,061       957       846       728       601       466       321
   Depreciation                              1,164     1,190     1,217     1,245     1,070     1,102     1,135     1,169     1,204
                                         -------------------------------------------------------------------------------------------

Earnings Before Taxes                       19,034    19,631    20,246    20,880    21,719    22,343    22,988    23,652    24,338

   Income Taxes @                 34%        6,472     6,675     6,884     7,099     7,384     7,597     7,816     8,042     8,275
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                $12,562   $12,956   $13,362   $13,781   $14,335   $14,746   $15,172   $15,610   $16,063
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Adjustments
   Add: Depreciation                         1,164     1,190     1,217     1,245     1,070     1,102     1,135     1,169     1,204
   Add: Debt Proceeds (Repayment)           (1,292)   (1,382)   (1,479)   (1,583)   (1,694)   (1,812)   (1,939)   (2,070)   (1,423)
   Less: Capital Expenditures                 (950)     (979)   (1,008)   (1,038)   (1,070)   (1,102)   (1,135)   (1,169)   (1,204)
   Working Capital Adjustment @    0%            0         0         0         0         0         0         0         0         0
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Cash Flow Available for Dividends           11,484    11,786    12,092    12,405    12,641    12,934    13,233    13,540    14,640

   Dividends Paid (2) @           85%        9,762    10,018    10,278    10,544    10,745    10,994    11,248    11,509    12,444

Book Value (for Repurchase)(2)              41,141    42,909    44,723    46,584    48,480    50,421    52,406    54,437    56,633

   Dividends Per Share (3)                  $10.30    $10.57    $10.85    $11.13    $11.34    $11.60    $11.87    $12.15    $13.13

Book Value per Share (3)                    $43.42    $45.28    $47.20    $49.16    $51.16    $53.21    $55.30    $57.45    $59.76

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 3 - 10 years                      0.00    203.36      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 4 - 20 years                      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00

Months Away                                    102       114       126       138       150       162       174       186       198
Present Value Factor (5) @        15%       0.3048    0.2651    0.2305    0.2004    0.1743    0.1516    0.1318    0.1146    0.0997
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                      $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                      $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 3 - 10 years                     $0.00    $53.91     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00

Value Realized by Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years

                                                                                              GROWTH
                                                      2015      2016      2017      2018        RATE
                                                  ----------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)                     $26,019   $26,800   $27,604   $28,432      3.0%

   New Garage/Building Net Revenue                       267       254       241       229
                                                  ----------------------------------------

Adjusted EBDIT                                        26,286    27,054    27,845    28,661

   Interest Expense                                      221       114         0         0
   Depreciation                                        1,240     1,277     1,315     1,354
                                                  ----------------------------------------

Earnings Before Taxes                                 25,046    25,777    26,530    27,307

   Income Taxes @                  34%                 8,516     8,764     9,020     9,284
                                                  ----------------------------------------
                                                  ----------------------------------------

Debt-Free Net Income (DFNI)                          $16,530   $17,013   $17,510   $18,023
                                                  ----------------------------------------
                                                  ----------------------------------------

Adjustments
   Add: Depreciation                                   1,240     1,277     1,315     1,354
   Add: Debt Proceeds (Repayment)                     (1,523)   (1,633)        0         0
   Less: Capital Expenditures                         (1,240)   (1,277)   (1,315)   (1,354)
   Working Capital Adjustment @     0%                     0         0         0         0
                                                  ----------------------------------------
                                                  ----------------------------------------

Cash Flow Available for Dividends                     15,007    15,380    17,510    18,023

   Dividends Paid (2) @            85%                12,756    13,073    14,884    15,320

Book Value (for Repurchase)(2)                        58,883    61,190    63,816    66,519

   Dividends Per Share (3)                            $13.46    $13.80    $15.71    $16.17

Book Value per Share (3)                              $62.14    $64.57    $67.34    $70.20

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                                 0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      0.00      0.00      0.00
     Sample 3 - 10 years                                0.00      0.00      0.00      0.00
     Sample 4 - 20 years                                0.00      0.00      0.00    303.04

Months Away                                              210       222       234       246
Present Value Factor (5)@          15%                0.0867    0.0754    0.0655    0.0570
                                                  ----------------------------------------
                                                  ----------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                                $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $0.00     $0.00     $0.00     $0.00
     Sample 3 - 10 years                               $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                               $0.00     $0.00     $0.00    $17.27

Value Realized by Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years

   NOTES:

(1)  Historical EBDIT grown at 3% a year.
(2) Assumes that 85% of available Cash Flow is Distributed to shareholders. Remaining Cash Flow increases (decreases) Book Value of IRA.
(3)  Based upon 947,608 Class B Shares Outstanding.
(4) After tax Cash Flow. Assumes Capital Gains are taxed at 20%. Basis in Stock is $111.20 (Purchased A Shares in 1993 or 1994). Value = 5 times Book Value of B Shares.
(5)  Present Value Factor determined based upon Estimated Equity Rate of Return.


   --------------------------------------
    SENSITIVITY ANALYSIS - SHAREHOLDER 3
   --------------------------------------



                                       Growth Rate (EBDIT)

                              1%        2%        3%        4%        5%        6%
                ------------------------------------------------------------------
                12%       $66.59    $67.89    $69.28    $70.76    $72.32    $73.99
                13%       $61.21    $62.41    $63.69    $65.05    $66.49    $68.01
                14%       $56.29    $57.39    $58.57    $59.81    $61.14    $62.54
PRESENT         15%       $51.81    $52.83    $53.91    $55.06    $56.28    $57.57
  VALUE         16%       $47.71    $48.64    $49.64    $50.69    $51.82    $53.01
 FACTOR         17%       $43.97    $44.84    $45.76    $46.73    $47.76    $48.86
                18%       $40.55    $41.35    $42.20    $43.09    $44.05    $45.06
                19%       $37.45    $38.18    $38.96    $39.79    $40.67    $41.61
                20%       $34.57    $35.25    $35.97    $36.74    $37.55    $38.42
                ------------------------------------------------------------------

----------------------------------------------
IRA FAIRNESS OPINION                                                  A SHARES
SHAREHOLDER CASH FLOW MODEL - NEW STRUCTURE                      NEW STRUCTURE
VALUATION AS OF JULY 1, 1998                                     $111.20 BASIS
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)
----------------------------------------------

                                                    1997       1998        1999       2000       2001       2002       2003
                                                  -------------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $15,283    $15,742    $16,214    $16,700     $17,201    $17,717    $18,249

  New Garage/Building Net Revenue                          0          0       (264)      (272)       (441)       776        816
                                                  -------------------------------------------------------------------------------

Adjusted EBDIT                                        15,283     15,742     15,950     16,428      16,760     18,493     19,065

  Interest Expense                                         0      1,163      1,586      1,476       1,357      2,343      2,164
  Depreciation                                         1,208      1,495      1,606      1,316       1,015      1,042        986
                                                  -------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             14,075     13,084     12,758     13,636      14,388     15,108     15,915


  SAR Cash Payments (2)                                    0          0          0          0           0          0          0
  DER Payments (3) @           60%                         0      7,850      7,655      8,181       8,633      9,065      9,549
                                                  -------------------------------------------------------------------------------

Earnings Before Tax Distributions                     14,075      5,234      5,103      5,455       5,755      6,043      6,366

  Income Tax Distributions (4) @ 40.0%                 5,630      2,094      2,041      2,182       2,302      2,417      2,547
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Net Income After Tax Distributions                    $8,445     $3,140     $3,062     $3,273      $3,453     $3,626     $3,819
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Adjustments:                                         YE 1997
                                                     -------
  Add: Depreciation                                               1,495      1,606      1,316       1,015      1,042        986
  Less: Capital Expenditures                                     (8,895)      (773)      (971)    (16,532)      (844)      (869)
  Add: Debt Proceeds (Repayment)                      16,609      6,043     (1,574)    (1,684)     14,084     (2,562)    (2,741)
  Less: New Stock Dividends (5)                                    (812)      (812)      (812)       (812)      (812)      (812)
  Add: SAR Accrual Reversal (2)                                       0          0          0           0          0          0
  Working Capital Adjustment @ 0%                          0          0          0          0           0          0          0
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

After Tax Cash Flow Requirements                      16,609     (2,169)    (1,554)    (2,152)     (2,245)    (3,176)    (3,436)

SAR Valued Accrued (2)                                              971      1,508      1,121       1,208        450        383

  Per Share SAR Value                                             $1.02      $1.59      $1.18       $1.27      $0.47      $0.40

    Cumulative SAR Value Accrued                                  $1.02      $2.62      $3.80       $5.07      $5.55      $5.95

Non-A B Share Repurchase (6)                          16,609

  DER Per Share                                        $0.00      $8.28      $8.08      $8.63       $9.11      $9.57     $10.08

  Make-Whole Dividend                                  $0.00     $11.30     $11.30     $11.30      $11.30     $11.30     $11.30

SAR/B Stock Sale Value Realized                        $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00       6.82     142.02       0.00        0.00       0.00       0.00
    Sample 2 - 5 years                                  0.00       6.82       6.82       6.82        6.82     142.02       0.00
    Sample 3 - 10 years                                 0.00       6.82       6.82       6.82        6.82       6.82       6.82
    Sample 4 - 20 years                                 0.00       6.82       6.82       6.82        6.82       6.82       6.82

Months Away                                                0          6         18         30          42         54         66
Present Value Factor (8) @     15.0%                  1.0000     0.9325     0.8109     0.7051      0.6131     0.5332     0.4636
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00      $6.36    $115.17      $0.00       $0.00      $0.00      $0.00
    Sample 2 - 5 years                                 $0.00      $6.36      $5.53      $4.81       $4.18     $75.73      $0.00
    Sample 3 - 10 years                                $0.00      $6.36      $5.53      $4.81       $4.18      $3.64      $3.16
    Sample 4 - 20 years                                $0.00      $6.36      $5.53      $4.81       $4.18      $3.64      $3.16

Value Realized by Sample Shareholders:
    Sample 1 - 2 years                                         $121.53
                                                            ----------
                                                            ----------
    Sample 2 - 5 years                                          $96.61
                                                            ----------
                                                            ----------
    Sample 3 - 10 years                                         $72.55
                                                            ----------
                                                            ----------
    Sample 4 - 20 years                                         $53.88
                                                            ----------
                                                            ----------

                                                    2004       2005        2006       2007       2008       2009       2010
                                                  -------------------------------------------------------------------------------

Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $18,796    $19,360    $19,941    $20,539     $21,155    $21,790    $22,444

  New Garage/Building Net Revenue                        858        901        257        282         308        335        345
                                                  -------------------------------------------------------------------------------

Adjusted EBDIT                                        19,654     20,261     20,198     20,821      21,463     22,125     22,789

  Interest Expense                                     1,973      1,768      1,547      1,313       1,061        957        846
  Depreciation                                         1,114      1,139      1,164      1,190       1,217      1,245      1,070
                                                  -------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             16,567     17,354     17,487     18,318      19,185     19,923     20,873


  SAR Cash Payments (2)                                    0          0          0        971       1,508      1,121      1,208
  DER Payments (3) @             60%                   9,940     10,413     10,492     10,991      11,511     11,958     12,524
                                                  -------------------------------------------------------------------------------

Earnings Before Tax Distributions                      6,627      6,941      6,995      6,357       6,166      6,848      7,141

  Income Tax Distributions (4) @ 40.0%                 2,651      2,776      2,798      2,543       2,466      2,739      2,857
                                                  -------------------------------------------------------------------------------

Net Income After Tax Distributions                    $3,976     $4,165     $4,197     $3,814      $3,700     $4,109     $4,284
                                                  -------------------------------------------------------------------------------

Adjustments:
  Add: Depreciation                                    1,114      1,139      1,164      1,190       1,217      1,245      1,070
  Less: Capital Expenditures                            (896)      (922)      (950)      (979)     (1,008)    (1,038)    (1,070)
  Add: Debt Proceeds (Repayment)                      (2,932)    (3,137)    (3,358)    (3,594)     (1,479)    (1,583)    (1,694)
  Less: New Stock Dividends (5)                         (812)      (812)      (812)      (812)       (812)      (812)      (812)
  Add: SAR Accrual Reversal (2)                            0          0          0        971       1,508      1,121      1,208
  Working Capital Adjustment @   0%                        0          0          0          0           0          0          0
                                                  -------------------------------------------------------------------------------

After Tax Cash Flow Requirements                      (3,526)    (3,732)    (3,956)    (3,224)       (574)    (1,067)    (1,298)

SAR Valued Accrued (2)                                   450        433        241        589       3,126      3,042      2,986

  Per Share SAR Value                                  $0.48      $0.46      $0.25      $0.62       $3.30      $3.21      $3.15

    Cumulative SAR Value Accrued                       $6.43      $6.88      $7.14      $6.74       $8.45     $10.48     $12.36

Non-A B Share Repurchase (6)

  DER Per Share                                       $10.49     $10.99     $11.07     $11.60      $12.15     $12.61     $13.22

  Make-Whole Dividend                                 $11.30     $11.30     $11.30     $11.30      $11.30     $11.30     $11.30

SAR/B Stock Sale Value Realized                        $0.00      $0.00      $0.00      $1.02       $1.59      $1.18      $1.27

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 2 - 5 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 3 - 10 years                                 6.82       6.82       6.82     142.02        0.00       0.00       0.00
    Sample 4 - 20 years                                 6.82       6.82       6.82       6.82        6.82       6.82       6.82

Months Away                                               78         90        102        114         126        138        150
Present Value Factor (8) @     20%                    0.4031     0.3506     0.3048     0.2651      0.2305     0.2004     0.1743
                                                  -------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 2 - 5 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 3 - 10 years                                $2.75      $2.39      $2.08     $37.65       $0.00      $0.00      $0.00
    Sample 4 - 20 years                                $2.75      $2.39      $2.08      $1.81       $1.57      $1.37      $1.19

Present Value by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years

                                                    2011       2012        2013       2014       2015       2016       2017
                                                  -------------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $23,117    $23,811    $24,525    $25,621     $26,019    $26,800    $27,604

  New Garage/Building Net Revenue                        328        312        296        281         267        254        241
                                                  -------------------------------------------------------------------------------

Adjusted EBDIT                                        23,445     24,123     24,821     25,542      26,286     27,054     27,845

  Interest Expense                                       728        601        466        321         221        114          0
  Depreciation                                         1,102      1,135      1,169      1,204       1,240      1,277      1,315
                                                  -------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             21,615     22,387     23,186     24,017      24,825     25,663     26,530

  SAR Cash Payments (2)                                  450        383        450        433         241        589      3,126
  DER Payments (3) @             60%                  12,969     13,432     13,912     14,410      14,895     15,398     15,918
                                                  -------------------------------------------------------------------------------

Earnings Before Tax Distributions                      8,196      8,572      8,824      9,174       9,689      9,676      7,486

  Income Tax Distributions (4) @ 40.0%                 3,278      3,429      3,530      3,669       3,875      3,870      2,994
                                                  -------------------------------------------------------------------------------

Net Income After Tax Distributions                    $4,918     $5,143     $5,294     $5,505      $5,814     $5,806     $4,492
                                                  -------------------------------------------------------------------------------

Adjustments:
  Add: Depreciation                                    1,102      1,135      1,169      1,204       1,240      1,277      1,315
  Less: Capital Expenditures                          (1,102)    (1,135)    (1,169)    (1,204)     (1,240)    (1,277)    (1,315)
  Add: Debt Proceeds (Repayment)                      (1,812)    (1,939)    (2,070)    (1,423)     (1,523)    (1,633)         0
  Less: New Stock Dividends (5)                         (812)      (812)      (812)      (812)       (812)      (812)      (812)
  Add: SAR Accrual Reversal (2)                          450        383        450        433         241        589      3,126
  Working Capital Adjustment @ 0%                          0          0          0          0           0          0          0
                                                  -------------------------------------------------------------------------------

After Tax Cash Flow Requirements                      (2,174)    (2,368)    (2,432)    (1,802)     (2,094)    (1,856)     2,314

SAR Valued Accrued (2)                                 2,744      2,775      2,862      3,702       3,719      3,949      6,806

  Per Share SAR Value                                  $2.90      $2.93      $3.02      $3.91       $3.92      $4.17      $7.18

    Cumulative SAR Value Accrued                      $14.79     $17.31     $19.85     $23.30      $26.98     $30.52     $34.41

Non-A B Share Repurchase (6)

  DER Per Share                                       $13.69     $14.17     $14.68     $15.21      $15.72     $16.25     $16.80

  Make-Whole Dividend                                 $11.30     $11.30     $11.30     $11.30      $11.30     $11.30     $11.30

SAR/B Stock Sale Value Realized                        $0.47      $0.40      $0.48      $0.46       $0.25      $0.62      $3.30

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 2 - 5 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 3 - 10 years                                 0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 4 - 20 years                                 6.82       6.82       6.82       6.82        6.82       6.82       6.82

Months Away                                              162        174        186        198         210        222        234
Present Value Factor (8) @     20%                    0.1516     0.1318     0.1146     0.0997      0.0867     0.0754     0.0655
                                                  -------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 2 - 5 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 3 - 10 years                                $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 4 - 20 years                                $1.03      $0.90      $0.78      $0.68       $0.59      $0.35      $0.35

Present Value by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years

                                                                 GROWTH
                                                    2018           RATE
                                                  -------------------------

Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $28,432       3.0%

  New Garage/Building Net Revenue                        229
                                                  ----------

Adjusted EBDIT                                        28,661

  Interest Expense                                         0
  Depreciation                                         1,354
                                                  ----------

Earnings Before MAP and Tax Distributions             27,307

  SAR Cash Payments (2)                                3,042
  DER Payments (3) @             60%                  16,384
                                                  ----------

Earnings Before Tax Distributions                      7,881

  Income Tax Distributions (4) @ 40.0%                 3,153
                                                  ----------

Net Income After Tax Distributions                    $4,728
                                                  ----------

Adjustments:
  Add: Depreciation                                    1,354
  Less: Capital Expenditures                          (1,354)
  Add: Debt Proceeds (Repayment)                           0
  Less: New Stock Dividends (5)                         (812)
  Add: SAR Accrual Reversal (2)                        3,042
  Working Capital Adjustment @ 0%                          0
                                                  ----------

After Tax Cash Flow Requirements                       2,229

SAR Valued Accrued (2)                                 6,958

  Per Share SAR Value                                  $7.34

    Cumulative SAR Value Accrued                      $38.54

Non-A B Share Repurchase (6)

  DER Per Share                                       $17.29

  Make-Whole Dividend                                 $11.30

SAR/B Stock Sale Value Realized                        $3.21

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00
    Sample 2 - 5 years                                  0.00
    Sample 3 - 10 years                                 0.00
    Sample 4 - 20 years                               142.02

Months Away                                              246
Present Value Factor (8) @     20%                    0.0570
                                                  ----------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00
    Sample 2 - 5 years                                 $0.00
    Sample 3 - 10 years                                $0.00
    Sample 4 - 20 years                                $0.85

Present Value by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years

  NOTES:

(1)  Historical EBDIT grown at 3% a year.
(2) Assumes all Debt-Free Cash Flow after Stock 8% Dividends accrue to the SARs. After ten years, accrual is reversed and paid in cash (and expensed).
(3) DERs assumed to equal 60% of Earnings Before Taxes. Maximum DER payment which allows for all cash flow items to be covered by current cash flows.
(4) Distributions to S-Corporation shareholders to cover their corporate tax liability.
(5) Make-whole dividend on S-Corporation stock calculated as 8% multiplied by $28.24 stipulated price multiplied by 359,584 shares issued.
        Each A share gets 5 new shares.
(6) Based upon 588,149 Class B Shares not owned by A shareholders and a price of $28.24.
(7) After tax Cash Flow. Assumes Capital Gains are taxed at 20% and Dividends at 39.6%. Basis in Stock is $111.20 (Purchased A Shares in 1993 or 1994). Value = 5 times Book Value of B Shares.
(8) Present Value Factor determined based upon Estimated Equity Rate of Return Incremental 5% added to reflect risk of additional debt employed.



---------------------------------------------
   SENSITIVITY ANALYSIS - SHAREHOLDER 3
---------------------------------------------

                            Growth Rate (EBDIT)

                        1%        2%        3%        4%        5%       6%
              --------------------------------------------------------------
           12%      $86.88    $86.88    $86.88    $86.88    $86.88   $86.88
           13%      $81.70    $81.70    $81.70    $81.70    $81.70   $81.70
           14%      $76.93    $76.93    $76.93    $76.93    $76.93   $76.93
PRESENT    15%      $72.55    $72.55    $72.55    $72.55    $72.55   $72.55
  VALUE    16%      $68.52    $68.52    $68.52    $68.52    $68.52   $68.52
 FACTOR    17%      $64.82    $64.82    $64.82    $64.82    $64.82   $64.82
           18%      $61.36    $61.36    $61.36    $61.36    $61.36   $61.36
           19%      $58.20    $58.20    $58.20    $58.20    $58.20   $58.20
           20%      $55.24    $55.24    $55.24    $55.24    $55.24   $55.24
              --------------------------------------------------------------

-----------------------------------------------
IRA FAIRNESS OPINION
SHAREHOLDER CASH FLOW MODEL - STATUS QUO                               A SHARES
VALUATION AS OF JULY 1, 1998                                         STATUS QUO
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)                     $10.00 BASIS
-----------------------------------------------

                                            1997      1998      1999      2000      2001      2002      2003      2004      2005
                                         -------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)           $15,283   $15,742   $16,214   $16,700   $17,201   $17,717   $18,249   $18,796   $19,360

   New Garage/Building Net Revenue               0         0      (264)     (272)     (441)      776       816       858       901
                                         -------------------------------------------------------------------------------------------

Adjusted EBDIT                              15,283    15,742    15,950    16,428    16,760    18,493    19,065    19,654    20,261

   Interest Expense                              0         0       507       487       465     1,554     1,485     1,412     1,333
   Depreciation                              1,208     1,495     1,606     1,316     1,015     1,042       986     1,114     1,139
                                         -------------------------------------------------------------------------------------------

Earnings Before Taxes                       14,075    14,247    14,344    15,112    15,745    17,451    18,079    18,540    19,122

   Income Taxes @                  34%       4,786     4,844     4,877     5,138     5,353     5,933     6,147     6,304     6,502
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                 $9,289    $9,403    $9,467    $9,974   $10,392   $11,518    11,932   $12,236   $12,620
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Adjustments
   Add: Depreciation                                   1,495     1,606     1,316     1,015     1,042       986     1,114     1,139
   Add: Debt Proceeds (Repayment)                      7,245      (288)     (308)   15,557      (986)   (1,055)   (1,128)   (1,207)
   Less: Capital Expenditures                         (8,895)     (773)     (971)  (16,532)     (844)     (869)     (896)     (922)
   Working Capital Adjustment @    0%                      0         0         0         0         0         0         0         0
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------

Cash Flow Available for Dividends                      9,248    10,011    10,010    10,432    10,730    10,995    11,326    11,630

   Dividends Paid (2) @            85%                 7,861     8,509     8,509     8,867     9,120     9,345     9,627     9,886

Book Value (for Repurchase)(2)              26,760    28,147    29,650    31,151    32,716    34,325    35,975    37,674    39,419

   Dividends Per Share (3)                             $8.30     $8.98     $8.98     $9.36     $9.62     $9.86    $10.16    $10.43

Book Value per B Share (3)                  $28.24    $29.70    $31.29    $32.87    $34.52    $36.22    $37.96    $39.76    $41.60

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                                 0.00    127.16      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      0.00      0.00      0.00    146.88      0.00      0.00      0.00
     Sample 3 - 10 years                                0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 4 - 20 years                                0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00

Months Away                                                6        18        30        42        54        66        78        90
Present Value Factor (5) @         15%                0.9325    0.8109    0.7051    0.6131    0.5332    0.4636    0.4031    0.3506
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                                $0.00   $103.11     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $0.00     $0.00     $0.00     $0.00    $78.32     $0.00     $0.00     $0.00
     Sample 3 - 10 years                               $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                               $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00

Value Realized by Sample Shareholders:
     Sample 1 - 2 years                              $103.11
                                                   ----------
                                                   ----------
     Sample 2 - 5 years                               $78.32
                                                   ----------
                                                   ----------
     Sample 3 - 10 years                              $48.55
                                                   ----------
                                                   ----------
     Sample 4 - 20 years                              $16.12
                                                   ----------
                                                   ----------

                                            2006      2007      2008      2009      2010      2011      2012      2013      2014
                                         -------------------------------------------------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)           $19,941   $20,539   $21,155   $21,790   $22,444   $23,117   $23,811   $24,525   $25,261

   New Garage/Building Net Revenue             257       282       308       335       345       328       312       296       281
                                         -------------------------------------------------------------------------------------------

Adjusted EBDIT                              20,198    20,821    21,463    22,125    22,789    23,445    24,123    24,821    25,542

   Interest Expense                          1,248     1,158     1,061       957       846       728       601       466       321
   Depreciation                              1,164     1,190     1,217     1,245     1,070     1,102     1,135     1,169     1,204
                                         -------------------------------------------------------------------------------------------

Earnings Before Taxes                       19,034    19,631    20,246    20,880    21,719    22,343    22,988    23,652    24,338

   Income Taxes @                  34%       6,472     6,675     6,884     7,099     7,384     7,597     7,816     8,042     8,275
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Debt-Free Net Income (DFNI)                $12,562   $12,956   $13,362   $13,781   $14,335   $14,746   $15,172   $15,610   $16,063
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Adjustments
   Add: Depreciation                         1,164     1,190     1,217     1,245     1,070     1,102     1,135     1,169     1,204
   Add: Debt Proceeds (Repayment)           (1,292)   (1,382)   (1,479)   (1,583)   (1,694)   (1,812)   (1,939)   (2,070)   (1,423)
   Less: Capital Expenditures                 (950)     (979)   (1,008)   (1,038)   (1,070)   (1,102)   (1,135)   (1,169)   (1,204)
   Working Capital Adjustment @     0%           0         0         0         0         0         0         0         0         0
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Cash Flow Available for Dividends           11,484    11,786    12,092    12,405    12,641    12,934    13,233    13,540    14,640

   Dividends Paid (2) @            85%       9,762    10,018    10,278    10,544    10,745    10,994    11,248    11,509    12,444

Book Value (for Repurchase)(2)              41,141    42,909    44,723    46,584    48,480    50,421    52,406    54,437    56,633

   Dividends Per Share (3)                  $10.30    $10.57    $10.85    $11.13    $11.34    $11.60    $11.87    $12.15    $13.13

Book Value per Share (3)                    $43.42    $45.28    $47.20    $49.16    $51.16    $53.21    $55.30    $57.45    $59.76

Sample Shareholder After-Tax Cash
Flows (4):
     Sample 1 - 2 years                       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 2 - 5 years                       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 3 - 10 years                      0.00    183.12      0.00      0.00      0.00      0.00      0.00      0.00      0.00
     Sample 4 - 20 years                      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00

Months Away                                    102       114       126       138       150       162       174       186       198
Present Value Factor (5) @         15%      0.3048    0.2651    0.2305    0.2004    0.1743    0.1516    0.1318    0.1146    0.0997
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                      $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                      $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 3 - 10 years                     $0.00    $48.55     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00

Value Realized by Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years

                                                                                              GROWTH
                                                      2015      2016      2017      2018        RATE
                                                  ----------------------------------------------------
Earnings Before Depreciation,
   Interest and Taxes (EBDIT)(1)                     $26,019   $26,800   $27,604   $28,432      3.0%

   New Garage/Building Net Revenue                       267       254       241       229
                                                  ----------------------------------------

Adjusted EBDIT                                        26,286    27,054    27,845    28,661

   Interest Expense                                      221       114         0         0
   Depreciation                                        1,240     1,277     1,315     1,354
                                                  ----------------------------------------

Earnings Before Taxes                                 25,046    25,777    26,530    27,307

   Income Taxes @                  34%                 8,516     8,764     9,020     9,284
                                                  ----------------------------------------
                                                  ----------------------------------------

Debt-Free Net Income (DFNI)                          $16,530   $17,013   $17,510   $18,023
                                                  ----------------------------------------
                                                  ----------------------------------------

Adjustments
   Add: Depreciation                                   1,240     1,277     1,315     1,354
   Add: Debt Proceeds (Repayment)                     (1,523)   (1,633)        0         0
   Less: Capital Expenditures                         (1,240)   (1,277)   (1,315)   (1,354)
   Working Capital Adjustment @     0%                     0         0         0         0
                                                  ----------------------------------------
                                                  ----------------------------------------

Cash Flow Available for Dividends                     15,007    15,380    17,510    18,023

   Dividends Paid (2) @            85%                12,756    13,073    14,884    15,320

Book Value (for Repurchase)(2)                        58,883    61,190    63,816    66,519

   Dividends Per Share (3)                            $13.46    $13.80    $15.71    $16.17

Book Value per Share (3)                              $62.14    $64.57    $67.34    $70.20

Sample Shareholder After-Tax Cash Flows (4):
     Sample 1 - 2 years                                 0.00      0.00      0.00      0.00
     Sample 2 - 5 years                                 0.00      0.00      0.00      0.00
     Sample 3 - 10 years                                0.00      0.00      0.00      0.00
     Sample 4 - 20 years                                0.00      0.00      0.00    282.80

Months Away                                              210       222       234       246
Present Value Factor (5) @         15%                0.0867    0.0754    0.0655    0.0570
                                                  ----------------------------------------
                                                  ----------------------------------------

Present Value for Sample Shareholders:
     Sample 1 - 2 years                                $0.00     $0.00     $0.00     $0.00
     Sample 2 - 5 years                                $0.00     $0.00     $0.00     $0.00
     Sample 3 - 10 years                               $0.00     $0.00     $0.00     $0.00
     Sample 4 - 20 years                               $0.00     $0.00     $0.00    $16.12

Value Realized By Sample Shareholders:
     Sample 1 - 2 years
     Sample 2 - 5 years
     Sample 3 - 10 years
     Sample 4 - 20 years

   NOTES:

(1)  Historical EBDIT grown at 3% a year.
(2) Assumes that 85% of available Cash Flow is Distributed to shareholders. Remaining Cash Flow increases (decreases) Book Value of IRA.
(3)  Based upon 947,608 Class B Shares Outstanding.
(4) After tax Cash Flow. Assumes Capital Gains are taxed at 20%. Basis in Stock is $10.00 (Purchased original A Shares in 1981). Value = 5 times Book Value of B Shares.
(5)  Present Value Factor determined based upon Estimated Equity Rate of Return.



--------------------------------------
 SENSITIVITY ANALYSIS - SHAREHOLDER 3
--------------------------------------

                                         Growth Rate (EBDIT)

                              1%        2%        3%        4%        5%        6%
                    ---------------------------------------------------------------
                12%       $59.69    $61.00    $62.39    $63.86    $65.43    $67.09
                13%       $54.87    $56.08    $57.35    $58.71    $60.15    $61.68
                14%       $50.46    $51.56    $52.74    $53.98    $55.31    $56.71
PRESENT         15%       $46.45    $47.46    $48.55    $49.69    $50.91    $52.20
  VALUE         16%       $42.77    $43.70    $44.70    $45.75    $46.88    $48.07
 FACTOR         17%       $39.42    $40.28    $41.20    $42.17    $43.21    $44.31
                18%       $36.35    $37.15    $38.00    $38.89    $39.85    $40.86
                19%       $33.57    $34.30    $35.09    $35.91    $36.79    $37.73
                20%       $30.99    $31.67    $32.39    $33.16    $33.97    $34.84
                    ---------------------------------------------------------------

-----------------------------------------------
IRA FAIRNESS OPINION                                                  A SHARES
SHAREHOLDER CASH FLOW MODEL - NEW STRUCTURE                      NEW STRUCTURE
VALUATION AS OF JULY 1, 1998                                      $10.00 BASIS
DOLLARS IN THOUSANDS (EXCEPT PER SHARE VALUES)
-----------------------------------------------

                                                    1997       1998        1999       2000       2001       2002       2003
                                                  -------------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $15,283    $15,742    $16,214    $16,700     $17,201    $17,717    $18,249

  New Garage/Building Net Revenue                          0          0       (264)      (272)       (441)       776        816
                                                  -------------------------------------------------------------------------------

Adjusted EBDIT                                        15,283     15,742     15,950     16,428      16,760     18,493     19,065

  Interest Expense                                         0      1,163      1,586      1,476       1,357      2,343      2,164
  Depreciation                                         1,208      1,495      1,606      1,316       1,015      1,042        986
                                                  -------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             14,075     13,084     12,758     13,636      14,388     15,108     15,915


  SAR Cash Payments (2)                                    0          0          0          0           0          0          0
  DER Payments (3) @             60%                       0      7,850      7,655      8,181       8,633      9,065      9,549
                                                  -------------------------------------------------------------------------------

Earnings Before Tax Distributions                     14,075      5,234      5,103      5,455       5,755      6,043      6,366

  Income Tax Distributions (4) @ 40.0%                 5,630      2,094      2,041      2,182       2,302      2,417      2,547
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Net Income After Tax Distributions                    $8,445     $3,140     $3,062     $3,273      $3,453     $3,626     $3,819
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Adjustments:                                         YE 1997
                                                     -------
  Add: Depreciation                                               1,495      1,606      1,316       1,015      1,042        986
  Less: Capital Expenditures                                     (8,895)      (773)      (971)    (16,532)      (844)      (869)
  Add: Debt Proceeds (Repayment)                      16,609      6,043     (1,574)    (1,684)     14,084     (2,562)    (2,741)
  Less: New Stock Dividends (5)                                    (812)      (812)      (812)       (812)      (812)      (812)
  Add: SAR Accrual Reversal (2)                                       0          0          0           0          0          0
  Working Capital Adjustment @ 0%                          0          0          0          0           0          0          0
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

After Tax Cash Flow Requirements                      16,609     (2,169)    (1,554)    (2,152)     (2,245)    (3,176)    (3,436)

SAR Valued Accrued (2)                                              971      1,508      1,121       1,208        450        383

  Per Share SAR Value                                             $1.02      $1.59      $1.18       $1.27      $0.47      $0.40

    Cumulative SAR Value Accrued                                  $1.02      $2.62      $3.80       $5.07      $5.55      $5.95

Non-A B Share Repurchase (6)                          16,609

  DER Per Share                                        $0.00      $8.28      $8.08      $8.63       $9.11      $9.57     $10.08

  Make-Whole Dividend                                  $0.00     $11.30     $11.30     $11.30      $11.30     $11.30     $11.30

SAR/B Stock Sale Value Realized                        $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00       6.82     121.78       0.00        0.00       0.00       0.00
    Sample 2 - 5 years                                  0.00       6.82       6.82       6.82        6.82     121.78       0.00
    Sample 3 - 10 years                                 0.00       6.82       6.82       6.82        6.82       6.82       6.82
    Sample 4 - 20 years                                 0.00       6.82       6.82       6.82        6.82       6.82       6.82

Months Away                                                0          6         18         30          42         54         66
Present Value Factor (8) @       15.0%                1.0000     0.9325     0.8109     0.7051      0.6131     0.5332     0.4636
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00      $6.36     $98.75      $0.00       $0.00      $0.00      $0.00
    Sample 2 - 5 years                                 $0.00      $6.36      $5.53      $4.81       $4.18     $64.93      $0.00
    Sample 3 - 10 years                                $0.00      $6.36      $5.53      $4.81       $4.18      $3.64      $3.16
    Sample 4 - 20 years                                $0.00      $6.36      $5.53      $4.81       $4.18      $3.64      $3.16


Value Realized by Sample Shareholders:
    Sample 1 - 2 years                                          $105.11
                                                                -------
                                                                -------
    Sample 2 - 5 years                                           $85.81
                                                                -------
                                                                -------
    Sample 3 - 10 years                                          $67.18
                                                                -------
                                                                -------
    Sample 4 - 20 years                                          $52.72
                                                                -------
                                                                -------

                                                    2004       2005        2006       2007       2008       2009       2010
                                                  -------------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $18,796    $19,360    $19,941    $20,539     $21,155    $21,790    $22,444

  New Garage/Building Net Revenue                        858        901        257        282         308        335        345
                                                  -------------------------------------------------------------------------------

Adjusted EBDIT                                        19,654     20,261     20,198     20,821      21,463     22,125     22,789

  Interest Expense                                     1,973      1,768      1,547      1,313       1,061        957        846
  Depreciation                                         1,114      1,139      1,164      1,190       1,217      1,245      1,070
                                                  -------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             16,567     17,354     17,487     18,318      19,185     19,923     20,873


  SAR Cash Payments (2)                                    0          0          0        971       1,508      1,121      1,208
  DER Payments (3) @             60%                   9,940     10,413     10,492     10,991      11,511     11,954     12,524
                                                  -------------------------------------------------------------------------------

Earnings Before Tax Distributions                      6,627      6,941      6,995      6,357       6,166      6,848      7,141

  Income Tax Distributions (4) @ 40.0%                 2,651      2,776      2,798      2,543       2,466      2,739      2,857
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Net Income After Tax Distributions                    $3,976     $4,165     $4,197     $3,814      $3,700     $4,109     $4,284
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Adjustments:
  Add: Depreciation                                    1,114      1,139      1,164      1,190       1,217      1,245      1,070
  Less: Capital Expenditures                            (896)      (922)      (950)      (979)     (1,008)    (1,038)    (1,070)
  Add: Debt Proceeds (Repayment)                      (2,932)    (3,137)    (3,358)    (3,594)     (1,479)    (1,583)    (1,694)
  Less: New Stock Dividends (5)                         (812)      (812)      (812)      (812)       (812)      (812)      (812)
  Add: SAR Accrual Reversal (2)                            0          0          0        971       1,508      1,121      1,208
  Working Capital Adjustment @   0%                        0          0          0          0           0          0          0
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

After Tax Cash Flow Requirements                      (3,526)    (3,732)    (3,956)    (3,224)       (574)    (1,067)    (1,298)

SAR Valued Accrued (2)                                   450        433        241        589       3,126      3,042      2,986

  Per Share SAR Value                                  $0.48      $0.46      $0.25      $0.62       $3.30      $3.21      $3.15

    Cumulative SAR Value Accrued                       $6.43      $6.88      $7.14      $6.74       $8.45     $10.48     $12.36

Non-A B Share Repurchase (6)

  DER Per Share                                       $10.49     $10.99     $11.07     $11.60      $12.15     $12.61     $13.22

  Make-Whole Dividend                                 $11.30     $11.30     $11.30     $11.30      $11.30     $11.30     $11.30

SAR/B Stock Sale Value Realized                        $0.00      $0.00      $0.00      $1.02       $1.59      $1.18      $1.27

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 2 - 5 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 3 - 10 years                                 6.82       6.82       6.82     121.78        0.00       0.00       0.00
    Sample 4 - 20 years                                 6.82       6.82       6.82       6.82        6.82       6.82       6.82

Months Away                                               78         90        102        114         126        138        150
Present Value Factor (8) @       15.0%                0.4031     0.3506     0.3048     0.2651      0.2305     0.2004     0.1743
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 2 - 5 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 3 - 10 years                                $2.75      $2.39      $2.08     $32.28       $0.00      $0.00      $0.00
    Sample 4 - 20 years                                $2.75      $2.39      $2.08      $1.81       $1.57      $1.37      $1.19

Value Realized by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years

                                                    2011       2012        2013       2014       2015       2016       2017
                                                  -------------------------------------------------------------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $23,117    $23,811    $24,525    $25,621     $26,019    $26,800    $27,604

  New Garage/Building Net Revenue                        328        312        296        281         267        254        241
                                                  -------------------------------------------------------------------------------

Adjusted EBDIT                                        23,445     24,123     24,821     25,542      26,286     27,054     27,845

  Interest Expense                                       728        601        466        321         221        114          0
  Depreciation                                         1,102      1,135      1,169      1,204       1,240      1,277      1,315
                                                  -------------------------------------------------------------------------------

Earnings Before MAP and Tax Distributions             21,615     22,387     23,186     24,017      24,825     25,663     26,530

  SAR Cash Payments (2)                                  450        383        450        433         241        589      3,126
  DER Payments (3) @             60%                  12,969     13,432     13,912     14,410      14,895     15,398     15,918
                                                  -------------------------------------------------------------------------------

Earnings Before Tax Distributions                      8,196      8,572      8,824      9,174       9,689      9,676      7,486

  Income Tax Distributions (4) @ 40.0%                 3,278      3,429      3,530      3,669       3,875      3,870      2,994
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Net Income After Tax Distributions                    $4,918     $5,143     $5,294     $5,505      $5,814     $5,806     $4,492
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Adjustments:
  Add: Depreciation                                    1,102      1,135      1,169      1,204       1,240      1,277      1,315
  Less: Capital Expenditures                          (1,102)    (1,135)    (1,169)    (1,204)     (1,240)    (1,277)    (1,315)
  Add: Debt Proceeds (Repayment)                      (1,812)    (1,939)    (2,070)    (1,423)     (1,523)    (1,633)         0
  Less: New Stock Dividends (5)                         (812)      (812)      (812)      (812)       (812)      (812)      (812)
  Add: SAR Accrual Reversal (2)                          450        383        450        433         241        589      3,126
  Working Capital Adjustment @   0%                        0          0          0          0           0          0          0
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

After Tax Cash Flow Requirements                      (2,174)    (2,368)    (2,432)    (1,802)     (2,094)    (1,856)     2,314

SAR Valued Accrued (2)                                 2,744      2,775      2,862      3,702       3,719      3,949      6,806

  Per Share SAR Value                                  $2.90      $2.93      $3.02      $3.91       $3.92      $4.17      $7.18

    Cumulative SAR Value Accrued                      $14.79     $17.31     $19.85     $23.30      $26.98     $30.52     $34.41

Non-A B Share Repurchase (6)

  DER Per Share                                       $13.69     $14.17     $14.68     $15.21      $15.72     $16.25     $16.80

  Make-Whole Dividend                                 $11.30     $11.30     $11.30     $11.30      $11.30     $11.30     $11.30

SAR/B Stock Sale Value Realized                        $0.47      $0.40      $0.48      $0.46       $0.25      $0.62      $3.30

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 2 - 5 years                                  0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 3 - 10 years                                 0.00       0.00       0.00       0.00        0.00       0.00       0.00
    Sample 4 - 20 years                                 6.82       6.82       6.82       6.82        6.82       6.82       6.82

Months Away                                              162        174        186        198         210        222        234
Present Value Factor (8) @     15.0%                  0.1516     0.1318     0.1146     0.0997      0.0867     0.0754     0.0655
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 2 - 5 years                                 $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 3 - 10 years                                $0.00      $0.00      $0.00      $0.00       $0.00      $0.00      $0.00
    Sample 4 - 20 years                                $1.03      $0.90      $0.78      $0.68       $0.19      $0.31      $0.45

Value Realized by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years

                                                                 GROWTH
                                                    2018           RATE
                                                  -------------------------
Earnings Before Depreciation,
  Interest and Taxes (EBDIT)(1)                      $28,432       3.0%

  New Garage/Building Net Revenue                        229
                                                  ----------

Adjusted EBDIT                                        28,661

  Interest Expense                                         0
  Depreciation                                         1,354
                                                  ----------

Earnings Before MAP and Tax Distributions             27,307

  SAR Cash Payments (2)                                3,042
  DER Payments (3) @             60%                  16,384
                                                  ----------

Earnings Before Tax Distributions                      7,881

  Income Tax Distributions (4) @ 40.0%                 3,153
                                                  ----------

Net Income After Tax Distributions                    $4,728
                                                  ----------

Adjustments:
  Add: Depreciation                                    1,354
  Less: Capital Expenditures                          (1,354)
  Add: Debt Proceeds (Repayment)                           0
  Less: New Stock Dividends (5)                         (812)
  Add: SAR Accrual Reversal (2)                        3,042
  Working Capital Adjustment @   0%                        0
                                                  ----------

After Tax Cash Flow Requirements                       2,229

SAR Valued Accrued (2)                                 6,958

  Per Share SAR Value                                  $7.34

    Cumulative SAR Value Accrued                      $38.54

Non-A B Share Repurchase (6)

  DER Per Share                                       $17.29

  Make-Whole Dividend                                 $11.30

SAR/B Stock Sale Value Realized                        $3.21

Sample Shareholder After-Tax Cash Flows (7):
    Sample 1 - 2 years                                  0.00
    Sample 2 - 5 years                                  0.00
    Sample 3 - 10 years                                 0.00
    Sample 4 - 20 years                               121.78

Months Away                                              246
Present Value Factor (8) @     20%                    0.0570
                                                  ----------

Present Value for Sample Shareholders:
    Sample 1 - 2 years                                 $0.00
    Sample 2 - 5 years                                 $0.00
    Sample 3 - 10 years                                $0.00
    Sample 4 - 20 years                                $6.94

Value Realized by Sample Shareholders:
    Sample 1 - 2 years
    Sample 2 - 5 years
    Sample 3 - 10 years
    Sample 4 - 20 years

  NOTES:

(1)  Historical EBDIT grown at 3% a year.
(2) Assumes all Debt-Free Cash Flow after Stock 8% Dividends accrue to the SARs. After ten years, accrual is reversed and paid in cash (and expensed).
(3) DERs assumed to equal 60% of Earnings Before Taxes. Maximum DER payment which allows for all cash flow items to be covered by current cash flows.
(4) Distributions to S-Corporation shareholders to cover their corporate tax liability.
(5) Make-whole dividend on S-Corporation stock calculated as 8% multiplied by $28.24 stipulated price multiplied by 359,584 shares issued. Each A Share gets 5 new shares.
(6) Based upon 588,149 Class B Shares not owned by A shareholders and a price of $28.24.
(7)  After tax Cash Flow.  Assumes Capital Gains are taxed at 20% and
       Dividends at 39.6%. Basis in Stock is $10.00 (Purchased original A Shares in 1981). Pre-Tax Value of A Shares on sale = $141.20.
(8)  Present Value Factor determined based upon Estimated Equity Rate of Return


---------------------------------------------
   SENSITIVITY ANALYSIS - SHAREHOLDER 3
---------------------------------------------

                                  Growth Rate (EBDIT)

                         1%        2%        3%        4%        5%       6%
               --------------------------------------------------------------
            12%      $79.98    $79.98    $79.98    $79.98    $79.98   $79.98
            13%      $75.36    $75.36    $75.36    $75.36    $75.36   $75.36
            14%      $71.10    $71.10    $71.10    $71.10    $71.10   $71.10
PRESENT     15%      $67.18    $67.18    $67.18    $67.18    $67.18   $67.18
  VALUE     16%      $63.58    $63.58    $63.58    $63.58    $63.58   $63.58
 FACTOR     17%      $60.26    $60.26    $60.26    $60.26    $60.26   $60.26
            18%      $57.16    $57.16    $57.16    $57.16    $57.16   $57.16
            19%      $54.32    $54.32    $54.32    $54.32    $54.32   $54.32
            20%      $51.66    $51.66    $51.66    $51.66    $51.66   $51.66
               --------------------------------------------------------------

                                      EXHIBIT V

                      CURRENT SHAREHOLDERS - As of June 1, 1998

---------------------------------------------------------------------------
 Agt. # LAST NAME        FIRST NAME     MIDDLE    TOTAL SHARES   TERM. DATE
---------------------------------------------------------------------------
  1400  Adams            S.             Boyd             1,250
  2342  Addison          Thomas         J.                 175
  2202  Agostini         James          S.                 675
  2098  Allen            Sandra         T.                 600
  1093  Amelon           Richard        R.                 750
  1684  Anconetani       Anthony        A.                 850
  1425  Anderson         John           E.                 900
   715  Anderson         Morris         D.               5,100
  1119  Anthony          Brenda         L.                 100
   777  Austin           Henry          W.               1,475
   869  Bahm Jr.         John           F.               1,000
  1270  Baker            Jerre          L.                 100
  1766  Barber           David          E.                 950
  1545  Barnes           Howard                            200
  1890  Barrett          Michael        W.                 875
  1630  Bartholomew      Valeri         A.                 275
  2207  Barton           Donald         G.                 375
  2117  Barton           John           W.                 475
  1809  Batey            Alan           M.                 600
  1520  Batten           Richard        E.                 650
  1157  Beaty            Joseph         K.               1,750
   807  Beck             Donald         E.              11,775
  2023  Beck             Douglas        A.                 500
    58  Becker           Raymond        C.              24,975
  2291  Beeck            Kenneth        R.                 100
  1211  Belcher          Walter         C.                 600
  1920  Bell             Mark                            1,125
  1993  Bell             Wanda          T.               1,250
  2032  Benish Jr.       George         P                  650
  2369  Bennett          John           R.                 175
  1225  Bennett          Kelley         E.               4,900
  1994  Bennett          Raymond        K.                 650
   692  Bennett Jr.      Clyde          R.                 100
  2114  Bent             Rex            A.                  25
  2327  Benton           Betty          J.                  50
  1813  Berger           Bradley        A.               2,375
  1202  Bertagnolli      Joseph         J.               1,875
  2385  Biederman        Eric           J.                  50
   922  Biehle           Arlen          L.               1,000   1/1/99
  2384  Bissell          Mary           T.                 175


                                                                          Page 1

  1715  Blanchette       Raymond        C                  650
  1865  Blanton Jr.      Lindsay        C.               1,600
  1868  Blomeke          Hugh           D.                 850
  1213  Bloyd            John           R.               1,000
  2235  Bodenheim        Bodie          R.                 300
   831  Boe              John           P.               1,475
  1373  Bolling          Terry          L.               2,575
  2128  Bonamie          Jeffry         R.                  25
  1885  Bondy            Raymond        J.                  50
  1691  Booth            Clinton        A.               1,425
  2260  Boschma          Ruth           M.                 100
  1404  Bowman           Lonnie         D.               1,000
  1748  Bradley Jr.      Edward         J.                 800
  2362  Brannon          Daniel         M.                 175
   516  Breit            William        M.               3,200
   981  Bridger          Barry          B.               5,125
  2208  Briggs           Kerry          M.                 275
  2292  Brooks           David          H.                  50
  1805  Brown            Carl           D.                 950
  1886  Brown            Dennis         C.                 350
  1536  Brown            Durward        D.               1,325
  2289  Brown            Gary           W.                 175
  1234  Brown Jr.        Ralph          E.               1,250
  2250  Brueckbauer II   Roger          I.                 300
  1946  Burns            David          B.                 350
  2355  Burton           James          M.                 175
  2155  Cala             Louis                             575
  1876  Campbell Jr.     Wesley                            525
  2329  Canaday          Brent          A.                 150
   743  Canedy           Charles        E.                 300
  1919  Cantwell III     Thomas         J.                 825
  2088  Cappello         James          M.                 525
  1708  Cardenas         Stephen        R.                 850
  1887  Carlson          Scott          A.                 850
  2084  Carmichael       Paul           D.               1,025
  1645  Carroll          Gary           K.                 400
   570  Carroll          James          C.                 100
  2311  Casey            Joseph         M.               1,400
  2253  Castle           Jonathan       N.                 375
  1616  Cavasar          Janine         S.                  75
  1578  Cermak           John           D.               1,375
  1209  Cheritt          Thomas         D.                 300


                                                                         Page 2

  2116  Cincotta         Mark           J.               1,100
  2097  Clark            Patrick        G.                 450
  2386  Clarke           Russell        H.                 175
  1655  Clippinger       Dennis         D.                 125
  1158  Coats Jr.        Thomas         R.                 250   7/1/98
  2373  Coeuille         John           L.                 175
  1888  Collins          Gary           T.                 875
  2319  Collins          Joe            R.                 175
  1278  Conner           James          R.               1,075
  1305  Conner           Rex            A.                 375
  2156  Consaul III      H.             Parker             675
  1143  Corbett          D.             Charles          3,675
  2193  Corder           William        D.                 100
  2256  Cornelius Jr.    Carl           E.                  50
  2284  Cosgrove         Michael        T.                 100
  1067  Cotto            Rafael         A.               2,000
  2000  Coulter          Walter         F.                 900
   969  Courington       George         D.               2,125
  1530  Cox              Melissa        R.                 275
  1970  Cox Jr.          Landon         G.                 150
  1525  Coxe Jr.         William        K.               1,500
  2209  Cozby            Paul           W.                 250
  2206  Craddock         William        E.                  50
   673  Craig            Hal            N.               5,600
  1117  Craig Jr.        J.             Edward           5,000
  2370  Cramer           Edward         J.                  75
  2269  Crawford         Jeffrey        S.                 175
  2115  Crow             William        A.                 400
   418  Crump            Howard         M.              26,000
  2360  Cultice          William        W.                 175
  2186  Jr.              Paul           M.                 375
  2254  Cureton          Jacques        C.                 175
  1632  Cyr              Steven         A.               1,025
  1984  Davey            Kenneth        A.               1,650
  1788  Davidson         Donald         G.               1,475
  1273  Davis            Loretta        C.                 250
  1774  Daybell          Mark           H.                 575
   472  Dean Jr.         William        R.              10,575
  1505  DeVos Jr.        Edward         G.                 800
  1448  Dierlam III      Mark           J.               2,650
  1142  Dollander        Lowell         T.               1,275
  1676  Dorenbush        Ronald         R.               1,225


                                                                         Page 3

  1735  Drake III        John           R.               1,275
  1909  Draper           John           L.                 350
  2251  Dubia            Laurianne      F.                 175
  2052  Ducos III        Frank          J.                 425
    99  Duggan           Laurence       I.                 275
  2367  Dugger           William        S.                 100
  1292  Dunn             Paul           A.               2,075
   917  Durbin           Martin         R.               1,725
  2039  Dyson            Eric           C.                 250
  2321  Eberly           Donald         L.                 100
  1918  Edgin            Gordon         R.                 700
  1875  Edmiston         Bruce          B.                 400
  2287  Edwards          Gerald         T.                 175
  1723  Ellenson         Robert         W.               1,375
  1499  Elliot III       Howard         R.                 200
  1380  Ellis            Gary           G.               1,500
   127  Elmendorf Jr.    Edward         T.              17,550
  2004  Evans III        Henry          C.                 350
  2331  Feeley           Audrey         J.                 150
  1430  Fellenz          Michael        P.               2,200
  1422  Ferguson         Gary           C.                 250
  2213  Ferguson         Monte          C.                 475
   539  Ferguson         Thomas         Y.               1,800
  2126  Ferry            Michael        J.                 125
  1999  Flanigan Jr.     William        E.                 575
   668  Flowers          Robert         E.               3,650
  2122  Foote            Dennis         P.                 200
   693  Frizzell         Donaldson      D.               7,100
  2363  Fromm            Vanessa        S.                 150
  1834  Gagliardi Jr.    Frank          A.               1,375
   813  Galda            Margaret       L.               4,500
  2295  Gallas           Randolph       W.                 100
  2308  Gamble           Gary           L.                 175
  2307  Garrette         Charles        B.                 150
  1588  Gedelman         M.             Carolyn          1,275
  1669  Genualdi         Frederick                         775
  1450  Geraci           Jeffrey        S.               1,800
  1541  Gilbert          Michael        D.               1,275
   352  Giles            Richard        E.               5,400
  1761  Giordano         Ralph          K.                 775
  1010  Glynn            Dennis         W.               4,725
  2073  Golden           Richard        R.                 525


                                                                         Page 4

   880  Gorman           Robert         F.               4,850
   839  Graves           Warren         R.                 800
  1926  Graw             Paul           H.               1,225
   429  Gray             Jerry          D.              20,000
  1608  Gray             Martha         E.                 750
  1427  Greenwood        Everett        O.               1,175
   914  Grigsby Jr.      John           R.               1,925
  2172  Gunderson        Eric           B.                 325
   556  Hagins Jr.       Charies        B.               4,525
  1192  Hagler           Ronald         E.               1,875
  1771  Haines Jr.       Robert         M.               1,325
  1992  Haines Sr.       Stanley        K.                 675
  1693  Hakes            David          H.                 775
   701  Hale             Michael        L.               5,750
  1294  Hallock Sr.      Scott          A.               1,325
  1384  Hansen           David          W.                 550
  1416  Harkey           James          P.               1,825
  1078  Harman           Robert         J.               2,300
  1942  Harrold          Lyman          L.                 350
  2338  Hart             Frank          C.                 100
   870  Harvell          Kenneth        E.                 825
  2257  Harvin           Michael        E.                 300
  1123  Hayden III       Fred           R.               1,950
   648  Hayes            Clinton        C.              18,250
  1348  Haygood          James          L.               2,525
  1986  Heaney           Patrick        J.                 825
  1353  Heard            Dolan                           1,850
  1980  Heely            William        E.                 300
  2349  Heevner          Scott          A.                 175
  2312  Henderson        Charles        E.                 100
  1216  Heneveld III     George         A.               1,825
  1874  Henn             James          E.                 200
  1967  Hennessey        Paul           T.                 225
  1011  Herzog Jr.       Raymond        L.                 950
  1016  Hewitt           Scott          R.                 575
  2195  Hickey           Susan          M.                 475
  1610  Higgins (King)   Leigh          Ann                 50
  1966  Hill             Ralph          L.                 500
  2318  Hilliard         Samantha       A.                 175
  1230  Hoadley          Jeffrey        S.                 300
  2210  Hoefar           Terry                             200
  1930  Hoffman          Martin         L.                 575


                                                                         Page 5

   972  Holder           Kenneth        A.                 150
  1785  Holdsworth       John           W.               1,225
  1077  Hollis           Glenn          D.               2,425
  1568  Hollis           Karen          J.               1,800
  2087  Hollis           Kevin          D.                 100
  2294  Hooker Jr.       Robert         W.                 175
   893  Hookness         Robert         S.               3,350
  1729  Hombake          Michael        L.                 250
  2190  Houle            Robert         C.                 375
  1486  Hubbard          Scott          A.               1,125
  2101  Huff             Ronald         D.                 675
  1698  Huff Jr.         Howard         F.               1,150
   443  Hull             Scott          L.               6,000
  1672  Ingram-Stahl     F.             Michael             25
  1215  Jarrell          Norman         D.               1,000
   882  Jeffus           Robert         E.               3,950
  1965  Jennings         Bruce          A.                 600
  1599  John             Elise          M.               2,450
  1640  Johnson          David          F.               2,075
  1737  Johnson          Eugene         E.               1,575
   477  Johnson III      Lester         J.                 625
  2368  Jones            Kendall        W.                 175
  2137  Jones            Lawrence       M.                  25
  1739  Jones            Robert         G.                 350
  1948  Jones Jr.        Ernest         H.                 600
  1826  Jorgensen        Robert         E.               1,225
   527  Joy              G.             Frederic           200
  1860  Kane             William        W.               1,225
  1127  Karr             James          B.               2,500
  2246  Kayanan          Leslie         F.                 300
  1132  Kearl            Gordon         C.               1,050
  1932  Kilb             Roger          E.                 500
  1931  Kilmer Jr.       Robert                            600
  1559  Klein            Richard        L.               1,025
   927  Knapstein        Anthony        F.               2,625
  2093  Knox             Robert         M.                 300
   372  Koenig           William        T.                 425
  1048  Kone             Raleigh        C.               1,375
  1543  Krahl Jr.        Kenneth        L.               1,325
   718  Kruse            Paul           S.                  39
  1097  Kwist            Garry          R.               2,525
   897  Laidlaw          Stephen        R.                 450


                                                                         Page 6

   952  Lake             Robert         M.                 550
  1933  Landzettel Jr.   Robert         L.                  50
   473  Langley          Harold         L.                 425
   892  Lanier           James          N.              18,000
  1220  Laughlin         John           D.                 825
  2230  Lawrence         David          A.                 300
   411  Leahy            Robert         E.                 225
  2167  Leap             Richard        B.                 325
  2187  LeBlanc          Joseph         J.                 200
  1824  Lee              Christopher    D.                 200
   630  LeHardy Jr.      Frank          A.               9,550
  1780  Leifeld          Kevin          J.                 825
  1877  Lenz             Richard        A.                 275
  1620  Leopold          Philip         E.               1,625
  1757  Levy             Lewis          R.                 925
  2380  Ligman           Peter          D.                 100
  2352  Lindsay          Paul                              100
  2322  Lippold          Daniel         R.                 100
  1565  Liston           John           W.                 175
   679  Loignon          Philip         G.               5,800
  1595  Lookingland      William        G.               1,025
  1367  Lovell           Jeffrey        G.                 450
  1592  Lucas            Robert         C.                 600
  1470  Lucas Jr.        Albert         F.               1,650
  1186  Luther           Jeffrey        A.               1,325
  2324  Malherek         Patrick        J.                 100
  1424  Malkinski        Daniel         T.                 375
   925  Marcinkowski     Garrett        C.                 400
  1784  Marcum           Donald         G.               1,500
  1532  Markowski        Larry          R.                 775
  2133  Martin           Christine      M.                 225
  2132  Martin           Jack           E.                 200
  1102  Marx             Kyle           J.               1,300
  1776  Mathers          Frank          S.               1,075
  2147  Matter           Laura          T.                 475
  2317  McBrayer         John           T.                 175
  2164  McCafferty       Douglas        L.                 150
  1114  McCall           Robert         D.               2,775
  2366  McClelland       Harold         E.                 175
  2276  McClellon        Johnie         A.                 300
  1419  McConnell Sr.    Michael        C.               2,075
   580  McCoy            John           F.               1,000


                                                                         Page 7

  2388  McGilvray        Roy            F.                 175
  1938  McKibbin         William        J.                 600
  2110  McLaughlin       Joseph         R.                 425
  1342  McLin            Joseph         A.                 625
  2233  McLyman          Edward         P.                 275
  1972  McManus          Richard        I.                 175
  2051  Meeboer Jr.      William        J.                 825
  2063  Metzinger        Gary           D.                 700
  1952  Miller           Jeffrey        R.               1,750
  1827  Millush          David          J.                 250
   781  Missildine       William        E.               1,050
  1298  Monoski Jr.      Stephen        W.               2,925
   389  Monroe           Paul           L.               1,125
   370  Montgomery       George         L.               7,800
  2153  Moody            Jack           O.                 375
  1903  Mora             Javier                            200
  2027  Morgan           John           D.                 300
  1223  Morrin Jr.       Joseph         R.                 500
  1531  Morris Jr.       Wilfred        R.               2,375
  2341  Morrison         Michael        F.                 500
  1857  Morrison         Rufus          M.                 450
  2160  Motley Jr.       William        A.                 100
  2100  Mueller          Peter          J.                 300
  2068  Muniz            Luis           A.                 350
  2111  Myers            Sherry         T.                 325
   644  Nahorski         Kenneth        T.                  25
  2201  Natali           Denise         E.                 300
  1845  Neidrick         Robert         T.                 925
  1899  Nelson           William        H.                  75
   697  Nielsen Jr.      Mark           F.               5,700
  2012  Novak Jr.        Leonard        J.                 575
  2060  Obel             Angel          M.                 125
   510  Obrey            Stanley        L.               4,225
  1522  Ochs             David          C.                 700
  2337  Offutt           Frederic       W.                 175
   434  O'Hanlon         Michael        D.               6,775
  2173  Olde             Gordon         F.                 325
  2192  Olliff           Kirk           B.                 675
   621  Ordonio          Franklin       C.               2,625   10/1/98
   866  Orr              Frederick      D.               2,625
  1369  Palmer           William        D.                 825
  1622  Papizan          James          C.                 975


                                                                         Page 8

  1773  Parker           Michael        K.               1,225
  1299  Parrington       Richard        F.                 975
  1752  Patisaul         Charles        E.                 575
  1744  Patterson        Paul           L.                 550
  1435  Patterson        Raland         J.               3,050
  2282  Pattillo         Stephen        P.                  50
   457  Payne            Debra          S.              46,528
   827  Payne            Freda          J.              46,977
   458  Payne            Naomi          K.              46,977
   456  Payne II         Carroll        H.              46,977
  1194  Peate            Laurence       R.                 275
  2090  Perona           Andrew         D.                 200
   578  Peroyea III      Emile          C.                 600
  2303  Perrine          Robert         A.                 175
  1508  Petersen         Douglas        N.                 250
   863  Petersen         James          A.               9,950
  1044  Philbrick        Carleton       R.                 200
  1906  Pierce           James          E.                 675
   672  Plowman Jr.      Floyd          C.               1,475
  1850  Ponton           Robert         G.                 800
  2381  Powell Jr.       Terence        F.                 100
  2123  Prater           James          D.                 425
  2247  Price Jr.        Doyel                             300
  1959  Pride            Samuel         G.                 675
  1591  Provo            James          M.               1,725
  1667  Pullen           Harvey         L.               1,175
  2215  Pulsifer II      Raymond        L.                 375
  1913  Putnam           William        D.                 275
  1987  Raich            Bruce          W.                 500
   766  Ramsey Jr.       Frank          P.               6,800
  1796  Rastetter        Curtis         J.                 475
  1955  Rausch           Robert         J.                 500
  1747  Ray              Stephen        M.                 650
   342  Reed             John           L.                 675
  1160  Reichbach        Kathy          A.               3,025
  1429  Rein             Rickard        E.               2,725
  2176  Richards         Troy           D.                 375
  2064  Richardson       Carl           B.                 575
  2390  Rigor            Jose           C.                 125
  2107  Ritchey          Stephen        A.                 575
  2085  Robeson          William        M.                 300
  1150  Robinson         Lawrence       E.                 450


                                                                         Page 9

  2313  Rooney           Claire         A.                 175
  1736  Ross             William        R.               1,625
   252  Rowe             Dennis         W.               3,100
  2354  Rubin            Craig                             175
  1058  Rush             T.             Howard             425
  2025  Russell          Redonda        L.                 125
   749  Russell          Stanley        W.               5,000
  1822  Saari            Gerald         O.                 600
  2274  Saenz            Ernesto        G.                 175
  2105  Sands Jr.        James          E.                 775
  1221  Scheib           Chris          D.               2,560
  2021  Schless          James          M.               1,000
  1607  er               Connie         C.                 450
   898  Schuhmacher      John           E.                  25
  2217  Schuler          Douglas        A.                 150
  2277  Scialabba        Jacquelyn      B.                 275
  1252  Sciancalepore    John           L.               1,450
  1636  Scott            Gavin          D.                 200
  1820  Scott            John           D.                 825
  1063  Scruggs Jr.      James          T.                 400
  2009  Scully           Debra          L.                 800
  2203  Sebenoler        Matthew        G.                 675
  1892  Seemann          Daniel         F.               1,225
  1706  Shireley         James          L.               1,025
  2265  Shores           Gary           L.                 225
  2143  Silenzi          Silvio         N.                 675
   561  Simmons          Stephen        E.                  75
  2231  Simon            Robert         C.                 125
  2071  Simons           James          W.                 250
   404  Smith            Lamar          C.              40,000
  1935  Smith            Michael        J.                 200
  2154  Smith            Robert         W.                 425
  2026  Smith            Samuel         T.                 300
  1633  Smith            William        G.                 825
  1974  Smith Jr.        Paul           J.               1,650
  1318  Smith Jr.        Theodore       A.                 800
  2070  Snelson          William        G.                 375
  2082  Soderlund        Paul           R.                 825
  1808  Soliah           Barbara        A.                 275
  2045  Sourwine         Douglas        E.                 575
  2197  Speakman         Glendon        C.                 375
  1050  Spinks           Patrick        F.               1,550


                                                                        Page 10

  2072  Spitler          Mark           G.                 200
  1222  Stanley          Gerald         I.               1,700
   511  Stenson Jr.      Charles        R.               2,400
  1789  Steve            Michael        P.                 675
  2393  Stevens          Craig          T.                  50
   790  Stevenson        Robert         J.               4,000
  1615  Stewart          Carol          J.                 200
  2036  Stiles           John           L.               1,400
  1356  Strange          Benjamin       L.                 575
  2296  Stratmann Jr.    George         E.                 175
   902  Street Jr.       George         M.               4,000
  2102  Strick           David          C.                 300
   853  Strnad           William        R.               2,800
   706  Stropp           William        J.               1,100
  2168  Stuart Sr.       Ronald         F.                 325
  1674  Surgent          David          M.               1,600
  2245  Svatek           Gary           F.                 300
   879  Swete            Robert         E.               6,750
   646  Swindell         Clay           H.               3,025
  2298  Tate             Russell        E.                 175
  1802  Taylor IV        John           M.                 375
  1185  Terrell          Doris          M.               1,625
  1666  Terrell          Richard        H.               2,100
  1511  Testa            Ronald         P.                 400
  2149  Thomas           Michael        E.                 375
  2144  Thompson Jr.     Arthur         R.                  50
   611  Thoreson         David          P.              27,850
  2118  Thorne           Lloyd          M.                 775
  1229  Thurgood         Leon           C.               1,275
  2066  Timberlake Jr.   Marion         A.                  75
  2259  Timko            Sharon         K.                 300
  2129  Tomlinson        Ian            R.                 125
  2236  Toweson          Eric           J.                 300
  2104  Trant            Thomas         H.                 400
   947  Treat            Terry          J.               5,475
  2378  Tritschler Jr.   Philip         H.                 100
  2286  Tuschen          Bryan          F.                 175
   292  Tutterow         Jacob          T.                 100
  2194  Tutterow         Sonya          C.                 200
  1549  Tyler Jr.        Charles        S.                 675
   279  Vance            Jay            W.               7,775
  2334  Vance            William        D.                 100


                                                                        Page 11

   895  Vaupel           David          K.                 875
  1703  Vejar            Ray            J.               1,825
  2152  Vogel            Kevin          H.                 100
  2374  Vogus            Ronald         S.                 175
  1658  Wade Jr.         Charles        R.                 125
  1496  Wagner           Jerry          T.               2,825
  1572  Walker           Edward         D.                 575
  1654  Walker           Stephen        D.                 500
   891  Wall             Daniel         W.               1,150
  1481  Wall             Jeffrey        S.                 350
  2189  Wall             Richard        W.                 275
  1557  Wallace          John           R.                 600
  2302  Waller           Earl           D.                 175
   770  Walrath Jr.      Burton         J.                 100
  1358  Washnock         David          N.               1,825
  2263  Washnock         John           D.                 300
  1334  Waters           Dudley         F.                 600
  2275  Watts Sr.        Raymond        E.                 300
  1943  Wax              Richard        R.                 775
  1072  Weatherington    Michael        W.                 625
  1893  Weaver           Alan           J.                 600
  1535  Weaver           James          L.                 825
  2046  Welch            Alan           R.                 450
  1951  Werner           Marc           H.                 575
  2332  Werner           Richard        M.                 175
  2182  Wheaton          Eric           E.                 475
   481  Wheeler          Michael        J.              24,750
  2076  White            William        D.                 200
  2204  Whiteside        Douglas        R.                 375
  2075  Wilberg          Clark          N.                  50
   710  Wilcox           Richard        S.               4,350
   865  Williams         Bennie         E.               2,050
  1490  Williams         David          M.                 600
  1635  Williams         Richard        C.                 575
  2159  Williams         Sheila         N.                  50
  1983  Williams         Wayne          Q.                 375
  1847  Williamson       Esau                            1,725
  1115  Winkler Sr.      John           L.               3,400
  2130  Winter           Francis        C.                 400
  1204  Winters          Blake          E.                  50
  1336  Wolfe            Robert         J.                 750
  1205  Woodhouse        William        B.               2,025


                                                                        Page 12

  1990  Worrell          Homer          W.               1,275
   587  Wynne            James          H.               1,375
  2145  Yaeger Jr.       William        L.                 250
  1923  Yohe             Richard        W.                 100
  1673  York             Marc           A.                 275
  2158  Young            Richard        T.                 375
  1846  Zayicek          James          S.                 350
   727  Zipperer         William        R.                 650
---------------------------------------------------------------
   510                                                 947,608
---------------------------------------------------------------
---------------------------------------------------------------


As of June 1,1998

                                      SECTION 3

                                      SECTION 4

[LOGO]
                               RESERVATION CONFIRMATION
TeleConference Services                                            PAGE 01 of 01

--------------------------------------------------------------------------------
                   Please Deliver To: MARY ANN JONES (215)963-8025
                              Fax Number: (215)963-3665
--------------------------------------------------------------------------------

The following information confirms your:  AUTOMATED DIAL IN RESERVATION
                                          ***NEW***

Please review this information and contact AT&T TeleConference Services at
(800)846-7959 if there are any changes.




Conference ID:MPW7736                                                  Conference Host:  PHIL WISLER
Conference Date:06/24/98 WED   Start Time:04:00 PM EDT                    Reach Number:  (215)963-8771
       End Date:06/24/98         End Time:05:00 PM                 Conference Arranger:  MARY ANN JONES
                                 Duration:001 hr 00min 005 PORTS          Reach Number:  (215)963-8025
                                                                            Fax Number:  (215)963-3665




--------------------------------------------------------------------------------

           The host will use the following to reach the conference call:

                           Dial In Number: (800)464-6549

                                 HOST CODE: 292128
                            (FOR PHIL WISLER USE ONLY!)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Please give all participants the following information to reach the conference call:

                           Dial In Number: (800)464-6549

                              PARTICIPANT CODE: 811670


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